As filed with the Securities and Exchange Commission on May 1, 2017

Registration No. 333-19583

Registration No. 811-08015

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 32	☒

And

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 35	☒

NATIONAL VARIABLE ANNUITY ACCOUNT II

(Exact name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, VT 05604

(Complete name and address of depositor's principal executive offices)

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont 05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Variable Account under individual flexible premium variable annuity contracts.

Sentinel Advantage Variable Annuity

P R O S P E C T U S

Dated May 1, 2017

National Life Insurance Company • Home Office: One National Life Drive, Montpelier, Vermont 05604 • 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). This contract is not available to new purchasers.

We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is divided into Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

Sentinel Asset Management, Inc.	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
Sentinel Variable Products Trust[1] Balanced Bond Common Stock Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AB Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP International VP Ultra® VP Value American Century Variable Portfolios, Inc. II VP Inflation Protection

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Sustainable U.S. Equity Portfolio, Inc.	Deutsche Variable Series II Deutsche CROCI U.S. VIP Deutsche Small Mid Cap Value VIP Deutsche Investments VIT Funds Deutsche Small Cap Index VIP

Fidelity® Variable Insurance Products

VIP Equity-Income
VIP Growth
VIP High Income
VIP Overseas

VIP Contrafund®

VIP Index 500

VIP Mid Cap

VIP Value Strategies

VIP Investment Grade Bond

VIP Government Money Market

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP

Franklin Global Real Estate VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Franklin U.S Government VIP

Franklin Global Discovery VIP

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Investment Advisers LLC	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Mid Cap Growth Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid Cap Growth Portfolio Large Cap Value Portfolio Socially Responsive Portfolio	Oppenheimer Variable Account Funds Conservative Balanced Fund/VA Main Street Small Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio Personal Strategy Balanced Portfolio	VanEck VIP Trust Unconstrained Emerging Markets Bond Emerging Markets Global Hard Assets	Wells Fargo Funds VT Discovery VT Opportunity

This prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2017 containing further information about the Contracts and the Variable Account is filed with the SEC. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by

1 As of the date of this Prospectus, Sentinel Asset Management, Inc. (“Sentinel”), the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2017, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

SUMMARY

This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us. For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit. For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below). A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”). We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment. We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee. We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge. We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider. If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,” below).

Premium Taxes. If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses. Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts. (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading. See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures. Call or write to us at our Home Office. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

Optional Rider Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of election

(1)	States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See “Premium Taxes,” below.
(2)	The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years. Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative. That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply. After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1. See “Contingent Deferred Sales Charge,” below.
(3)	We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.
(4)	The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).
(5)	The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2016. The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.36%

The annual expenses as of December 31, 2016 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below.1

Fund	Management Fee	12b-1 Fees[2]	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses[3]		Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses[3]
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.33%	0.02%	0.90%		0.00%	0.90%
Bond Fund	0.40%	0.00%	0.27%	0.03%	0.70%		0.00%	0.70%
Common Stock Fund	0.50%	0.00%	0.23%	0.00%	0.73%		0.00%	0.73%
Small Company Fund	0.50%	0.00%	0.26%	0.01%	0.77%		0.00%	0.77%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%	0.00%	0.13%	0.00%	0.94%		0.00%	0.94%
Large Cap Growth Portfolio - Class O Shares	0.71%	0.00%	0.17%	0.00%	0.88%		0.00%	0.88%
Small Cap Growth Portfolio - Class O Shares	0.81%	0.00%	0.20%	0.00%	1.01%		0.00%	1.01%
AB VPS Fund, Inc
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.52%	0.00%	1.27%		0.00%	1.27%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.11%	0.00%	0.86%		0.00%	0.86%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%	0.00%	0.08%	0.00%	0.83%		0.00%	0.83%
Value Portfolio - Class A Shares	0.55%	0.00%	0.34%	0.00%	0.89%		0.00%	0.89%
American Century VP
Income & Growth Fund - Class I	0.70%	0.00%	0.00%	0.00%	0.70%		0.00%	0.70%
Inflation Protection Fund - Class I	0.46%	0.00%	0.01%	0.00%	0.47%		0.00%	0.47%
International Fund - Class I	1.31%	0.00%	0.02%	0.00%	1.33%		0.00%	1.33%
Ultra® Fund - Class I	1.00%	0.00%	0.01%	0.00%	1.01%		0.00%	1.01%
Value Fund - Class I	0.97%	0.00%	0.00%	0.00%	0.97%		0.00%	0.97%
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.07%	0.00%	0.82%		0.00%	0.82%
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75%	0.00%	0.07%	0.00%	0.82%		0.00%	0.82%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.29%	0.00%	0.94%		0.00%	0.94%
Dreyfus Sustainable U.S. Equity Fund - Initial Shares	0.75%	0.00%	0.11%	0.00%	0.86%		0.00%	0.86%
Deutsche Variable Series II
Deutsche CROCI U.S. VIP - Class B shares	0.64%	0.25%	0.21%	0.00%	1.10	%4	0.00%	1.10%[4]

Deutsche Small Mid Cap Value VIP - Class B shares	0.65%		0.25%	0.26%	0.00%	1.16%[5]	0.00%	1.16%[5]
DWS VIT Funds
Small Cap Index VIP Fund	0.35%		0.00%	0.19%	0.00%	0.54%[6]	0.09%	0.45%[6]
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.55%		0.00%	0.08%	0.00%	0.63%	0.00%	0.63%
Equity-Income Portfolio - Initial Class	0.45%		0.00%	0.09%	0.05%	0.59%	0.00%	0.59%
Growth Portfolio - Initial Class	0.55%		0.00%	0.09%	0.00%	0.64%	0.00%	0.64%
High Income Portfolio - Initial Class	0.56%		0.00%	0.12%	0.00%	0.68%	0.00%	0.68%
Index 500 Portfolio - Initial Class	0.05%		0.00%	0.06%	0.00%	0.10%	0.00%	0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%		0.00%	0.10%	0.00%	0.41%	0.00%	0.41%
Mid Cap Portfolio - Initial Class	0.55%		0.00%	0.08%	0.00%	0.63%	0.00%	0.63%
Government Money Market Portfolio - Service Class	0.17%		0.10%	0.08%	0.00%	0.35%	0.00%	0.35%
Overseas Portfolio - Initial Class	0.67%		0.00%	0.13%	0.00%	0.80%	0.00%	0.80%
Value Strategies Portfolio - Initial Class	0.55%		0.00%	0.12%	0.00%	0.67%	0.00%	0.67%
Franklin Templeton
Foreign VIP Fund - Class 2 shares	0.78%		0.25%	0.04%	0.01%	1.08%	0.00%	1.08%
Global Real Estate VIP Fund - Class 2 shares	1.05%		0.25%	0.06%	0.00%	1.36%	0.00%	1.36%
Mutual Global Discovery VIP Fund - Class 1 Shares	0.94%		0.00%	0.07%	0.00%	1.01%	0.00%	1.01%
Mutual Shares VIP Fund - Class 2 shares	0.69%		0.25%	0.03%	0.00%	0.97%	0.00%	0.97%
Small Cap Value VIP Fund - Class 2 shares	0.63%[7]		0.25%	0.03%	0.01%	0.92%	0.00%	0.92%
Small-Mid Cap Growth VIP Fund - Class 2 shares	0.79%		0.25%	0.05%	0.01%	1.10%	0.00%	1.10%
U.S. Government Securities VIP Fund- Class 1 Shares	0.47%		0.00%	0.03%	0.00%	0.50%	0.00%	0.50%
Invesco V.I.
Mid Cap Growth Fund - Series I Shares	0.75%		0.00%	0.28%	0.00%	1.03%	0.00%	1.03%
Global Health Care Fund- Series I Shares	0.75	%8	0.00%	0.24%	0.00%	0.99%	0.00%	0.99%
Technology Fund- Series I Shares	0.75%		0.00%	0.30%	0.00%	1.05%	0.00%	1.05%
JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1 Shares	0.38%		0.00%	0.38%	0.00%	0.76%[9]	0.00%	0.76%[9]
Neuberger Berman AMT
Large Cap Value Portfolio - I Class	0.85%		0.00%	0.29%	0.00%	1.14%	0.00%	1.14%
Mid Cap Growth Portfolio - I Class	0.84%		0.00%	0.13%	0.01%	0.98%	0.00%	0.98%
Short Duration Portfolio - I Class	0.65%		0.00%	0.19%	0.00%	0.84%	0.00%	0.84%
Mid-Cap Growth Portfolio - S Class	0.84%		0.25%	0.13%	0.01%	1.23%	0.00%[12]	1.23%
Socially Responsive Portfolio - I Class	0.84%		0.00%	0.14%	0.00%	0.98%	0.00%	0.98%
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service Shares	0.75%		0.25%	0.19%	0.00%	1.19%	0.27%[10]	0.92%
Main Street Small Cap Fund/VA® - Service Shares	0.69%		0.25%	0.12%	0.00%	1.06%	0.01%	1.05%
Global Strategic Income Fund/VA - Service Shares	0.61%[11]		0.25%	0.14%	0.05%	1.05%	0.05%[12]	1.00%
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%	0.00%	1.10%
Equity Income Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%	0.00%	1.10%
Health Sciences Portfolio - Class II shares	0.95%		0.25%	0.00%	0.00%	1.20%	0.00%	1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%		0.00%	0.13%	0.00%	1.03%	0.13%[13]	0.90%

VanEck VIP Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.00%	0.18%	1.18%[14]	0.00%	1.18%[14]
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00%	0.00%	0.00%	0.34%	1.34%[15]	0.24%	1.10%[15]
Global Hard Assets Fund - Initial Class	1.00%	0.00%	0.06%	0.00%	1.06%[16]	0.00%	1.06%[16]
Wells Fargo Advantage VT
Discovery Fund	0.75%	0.25%	0.18%	0.00%	1.18%	0.03%	1.15%[17]
Opportunity Fund	0.70%	0.25%	0.15%	0.00%	1.10%	0.10%	1.00%[18]

1. The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

4. Through April 30, 2018 the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 1.06% for Class B shares, excluding certain expenses, taxes, brokerage and interest expense. These agreements may only be terminated with the consent of the fund’s Board.

5. Through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 1.16% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

6. Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.45% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

7. The investment manager has contractually agreed in advance to reduce its fees as a result of the fund’s investment in a Franklin Templeton money market fund (the “acquired fund”) for at least the next 12 month period.

8. Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. The fee waiver agreement cannot be terminated during its term.

9. The Portfolio’s "Adviser", Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fees and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.76%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of the Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

10. After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.92% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

11. "Management Fees" reflects the gross management fees paid to the Manager by the Fund during the Fund's most recent fiscal year and the gross management fee of the Subsidiary during the Fund's most recent fiscal year.

12. After discussion with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

13. T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

14. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

15. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

16. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

17. The Adviser has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.15%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

18. The Adviser has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2016, and that you elected the Optional Enhanced Death Benefit Rider. The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
997.49	1,409.99	1,846.64	3,250.23

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year [1]	3 Years	5 Years	10 Years
297.49	909.99	1,546.64	3,250.23

1. The Contract may not be annuitized in the first two years from the Date of Issue.

ACCUMULATION UNIT VALUE
(in dollars)

The following table sets forth for each of the last ten years or since inception if less for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding At 12/31/07
Sentinel VPT Common Stock	16.50	17.99	2,603,671.20
Sentinel VPT Small Company	30.13	32.39	1,236,392.67
Sentinel VPT Bond	14.47	15.26	1,062,958.34
Sentinel VPT Balanced	15.12	16.19	943,052.50
Alger American Large Cap Growth	10.15	18.62	488,401.32
Alger American Small Cap Growth	14.10	16.38	315,152.75
Fidelity VIP Fund-Equity Income	17.94	17.92	982,696.29
Fidelity VIP Fund-Growth	14.44	18.05	718,993.66
Fidelity VIP Fund-High Income	11.17	11.30	848,981.81
Fidelity VIP Fund-Overseas	15.69	17.73	1,138,887.52
Fidelity VIP Fund -Contrafund®	20.33	26.05	814,520.75
Fidelity VIP Fund -Index 500	14.23	16.17	1,356,246.26
Wells Fargo VT Discovery	16.23	21.67	287,929.53
Wells Fargo VT Opportunity	19.05	23.36	308,691.13

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/2009
Sentinel VPT Common Stock	17.78	11.88	2,090,466.94	12.25	14.96	1,852,884.03
Sentinel VPT Small Company	31.96	21.62	1,043,023.68	21.97	27.11	885,963.16
Sentinel VPT Bond	15.35	15.56	845,060.54	15.55	17.05	731,602.26
Sentinel VPT Balanced	16.09	12.14	753,402.99	12.39	14.54	644,007.07
Alger American Large Cap Growth	18.42	9.89	1,168,059.30	10.21	14.39	960,958.58
Alger American Small Cap Growth	16.19	8.63	249,280.35	8.80	12.38	193,876.81
Fidelity VIP Fund-Equity Income	17.72	10.17	701,387.14	10.49	13.06	558,382.64
Fidelity VIP Fund-Growth	17.82	9.40	1,094,611.21	9.66	11.89	542,841.22
Fidelity VIP Fund-High Income	11.30	8.36	631,904.84	8.40	11.87	478,658.04
Fidelity VIP Fund-Overseas	17.99	10.00	648,121.31	10.13	12.48	521,169.43
Fidelity VIP Fund -Contrafund®	25.78	14.77	688,570.66	15.24	19.76	586,194.71
Fidelity VIP Fund -Index 500	16.25	10.24	1,094,611.21	10.57	12.79	957,017.03
Wells Fargo VT Discovery	21.38	11.89	230,080.24	12.22	16.45	180,127.58
Wells Fargo VT Opportunity	23.03	13.80	255,065.43	14.37	20.10	184,332.56

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
Sentinel VPT Common Stock	15.19	17.09	1,609,821.59	17.24	17.21	1,400,464.93
Sentinel VPT Small Company	27.46	33.09	735,882.26	33.52	33.62	558,093.81
Sentinel VPT Bond	17.08	18.04	684,171.33	16.19	16.51	499,377.33
Sentinel VPT Balanced	14.69	16.09	586,494.67	16.25	15.81	864,389.41
Alger American LargeCap Growth	14.63	16.09	861,743.94	15.50	14.61	141,290.03
Alger American SmallCap Growth	12.64	15.30	168,009.27	15.05	14.77	401,299.59
Fidelity VIP Fund-Equity Income	13.33	14.83	487,391.26	14.74	14.39	390,409.02
Fidelity VIP Fund-Growth	12.09	14.57	467,591.54	13.37	13.67	373,467.07
Fidelity VIP Fund-High Income	11.91	13.33	422,510.03	14.05	11.38	378,021.81
Fidelity VIP Fund-Overseas	12.77	13.93	432,555.63	23.11	21.96	419,114.10
Fidelity VIP Fund -Contrafund®	20.14	22.85	508,636.87	14.67	14.60	706,162.05
Fidelity VIP Fund -Index 500	12.99	14.51	823,067.78	22.24	21.78	122,589.41
Wells Fargo VT Discovery	20.36	24.54	150,645.79	24.83	22.86	115,456.54
Wells Fargo VT Opportunity	16.80	21.99	145,373.36

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/30/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/30/13
Sentinel VPT Common Stock	17.47	19.53	1,088,447.47	19.98	25.37	924,558.80
Sentinel VPT Small Company	33.91	36.94	449,689.65	37.72	49.08	361,685.80
Sentinel VPT Bond	19.03	20.01	731,507.11	19.99	19.67	639,331.80
Sentinel VPT Balanced	16.70	18.14	455,379.43	18.44	21.27	447,641.60
Alger Large Cap Growth	16.14	17.13	706,735.21	17.53	22.82	563,177.80
Alger Small Cap Growth	14.73	16.20	100,880.01	16.66	21.45	91,210.64
Fidelity VIP Fund-Equity Income	15.00	13.47	331,836.75	17.47	21.59	284,658.40
Fidelity VIP Fund-Growth	14.57	16.28	324,333.16	16.69	21.89	275,136.20
Fidelity VIP Fund-High Income	13.75	15.40	296,715.03	15.45	16.09	263,773
Fidelity VIP Fund-Overseas	11.74	13.54	311,955.22	13.75	17.42	271,181.60
Fidelity VIP Fund -Contrafund®	22.28	25.21	340,635.22	25.89	32.64	294,402.50
Fidelity VIP Fund -Index 500	14.82	16.69	579,576.49	17.11	21.76	490,085.90
Wells Fargo VT Discovery	22.90	25.28	107,645.75	25.94	35.85	86,131.04
Wells Fargo VT Opportunity	23.17	26.04	102,617.78	26.57	33.56	87,059.82

Subaccount	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/30/15	Accumulation Unit Value at 1/2/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/30/16
Sentinel VPT Common Stock	27.57	27.28	624,066.48
Sentinel VPT Small Company	51.42	50.24	265,364.55
Sentinel VPT Bond	20.22	19.64	459,655.92
Sentinel VPT Balanced	22.61	22.31	409,741.86
Alger Large Cap Growth	24.94	25.05	350,836.43
Alger Small Cap Growth	21.16	20.26	72,727.99
Fidelity VIP Fund-Equity Income	23.15	21.92	230,943.86
Fidelity VIP Fund-Growth	23.99	25.39	199,115.80
Fidelity VIP Fund-High Income	16.05	15.26	210,409.70
Fidelity VIP Fund-Overseas	15.73	16.14	218,798.90
Fidelity VIP Fund -Contrafund®	36.00	35.78	232,699.39
Fidelity VIP Fund -Index 500	24.37	24.36	431,509.47
Wells Fargo VT Discovery	35.39	34.48	74,617.28
Wells Fargo VT Opportunity	36.46	34.93	67,928.88

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
American Century VP Income & Growth	13.62	13.49	489,066.47
American Century VP Value	19.80	18.48	1,112,047.50
JPMorgan Insurance Trust Small Cap Core	16.94	15.76	93,558.57
Neuberger Berman Large Cap Value	15.16	16.68	193,427.49

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
American Century VP Income & Growth	13.31	8.70	382,167.81	8.95	10.14	296,030.17
American Century VP Value	18.18	13.34	556,018.48	13.71	15.77	438,223.47
JPMorgan Small Cap Core	15.51	10.57	68,964.34	10.71	12.78	59,067.21
Neuberger Berman Large Cap Value	16.53	7.83	182,054.98	8.23	12.05	155,553.56

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Income & Growth	10.28	11.41	246,646.92	11.52	11.60	209,996.35
American Century VP Value	16.01	17.64	362,721.24	17.82	17.58	277,560.28
JPMorgan Insurance Trust Small Cap Core	10.71	12.78	59,067.21	16.35	15.05	35,655.24
Neuberger Berman Large Cap Value	8.23	12.05	155,553.56	13.93	12.02	116,413.78

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Income & Growth	11.77	13.13	158,183.96	13.43	17.58	138,806.00
American Century VP Value	17.85	19.86	222,379.03	20.31	25.80	190,847.00
JPMorgan Small Cap Core	15.29	17.77	30,947.09	13.26	24.93	29,912.60
Neuberger Berman Large Cap Value	12.25	13.82	90,753.31	13.30	17.87	79,603.68

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
American Century VP Income & Growth	17.41	19.51	120,194.70	19.51	18.16	114,223.33
American Century VP Value	25.55	28.77	159,512.97	28.80	27.27	141,503.08
JPMorgan Small Cap Core	14.27	26.94	27,633.89	26.84	25.17	27,255.65
Neuberger Berman Large Cap Value	24.68	19.36	65,297.78	19.34	16.84	59,651.72

Subaccount	Accumulation Unit Value at 1/2/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16
American Century VP Income & Growth
American Century VP Value
JPMorgan Small Cap Core
Neuberger Berman Large Cap Value

The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Unit Value at 1/1/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
Alger Capital Appreciation	11.05	14.80	11,903.74
Dreyfus Socially Responsible Growth Fund, Inc.	7.66	8.15	90,726.74
Fidelity VIP Fund Investment Grade Bond	13.18	13.52	1,660,150.65
Invesco V.I Mid Cap Growth	9.24	10.25	230,558.37
Invesco V.I Global Health Care	10.03	11.08	341,259.85
Invesco V.I Technology	4.60	4.86	328,944.11

Subaccount	Accumulation Unit Value at 1/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
Alger Capital Appreciation	13.29	7.26	276,672.71	7.47	10.81	217,136.69
Dreyfus Socially Responsible Growth Fund, Inc.	8.03	5.27	78,713.41	5.45	6.95	65,698.56
Fidelity VIP Fund Investment Grade Bond	13.60	12.90	955,380.50	12.83	14.72	732,408.98
Invesco V.I Mid Cap Growth	10.15	5.25	181,428.73	5.40	7.37	156,228.35
Invesco V.I Global Health Care	11.02	7.80	289,042.57	7.92	9.83	239,579.74
Invesco V.I Technology	4.76	2.66	310,842.44	2.76	4.13	308,473.43

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/4/11	Accumulation Unit Value at 12/31/11	Number of Accumulation Units Outstanding at 12/31/11
Alger American Capital Appreciation	11.05	12.16	193,953.16		11.95	172,315.52
Dreyfus Socially Responsible Growth Fund, Inc.	7.04	7.87	53,666.43		7.83	44,826.97
Fidelity VIP Fund Investment Grade Bond	14.75	15.65	681,909.88		16.56	683,051.81
Invesco V.I Mid Cap Growth	9.92	10.20
Invesco V.I Global Health Care	4.19	4.94	189,817.60		10.46	154,939.91
Invesco V.I Technology	11.05	12.16	278,272.43		4.63	222,342.60

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
Alger American Capital Appreciation	12.15	13.95	122,024.76	14.31	18.59	119,939.60
Dreyfus Socially Responsible Growth Fund, Inc.	7.96	8.64	37,515.58	8.86	11.45	39,806.11
Fidelity VIP Fund Investment Grade Bond	16.55	17.30	593,921.27	17.27	16.75	502,912.40
Invesco V.I Mid Cap Growth
Invesco V.I Global Health Care	10.65	12.47	126,142.60	12.69	17.28	119,888.50
Invesco V.I Technology	4.68	5.08	154,613.37	5.26	6.26	146,880.00

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
Alger American Capital Appreciation	11.33	20.86	112,315.35	20.84	21.84	104,425.56
Dreyfus Socially Responsible Growth Fund, Inc.	17.68	12.81	37,096.23	12.82	12.23	33,305.15
Fidelity VIP Fund Investment Grade Bond	17.21	17.49	404,497.18	17.53	17.14	349,865.24
Invesco V.I Mid Cap Growth				14.06	14.06	49,996.20
Invesco V.I Global Health Care	6.20	20.40	112,112.85	20.44	20.75	100,481.08
Invesco V.I Technology	18.44	6.86	152,148.24	6.86	7.23	152,182.01

The following information is for Subaccounts which began operations on May 1, 2004.

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
American Century VP Ultra®	10.34	12.33	25,823.45
American Century VP International	15.68	18.10	617,151.45
American Century VP Inflation Protection	10.64	11.49	1,255,391.41
Dreyfus Appreciation	12.16	12.88	216,453.41
Dreyfus Opportunistic Small Cap	11.64	10.20	26,843.81
Dreyfus Quality Bond	10.86	11.05	111,744.60

Franklin Mutual Shares Securities	14.02	14.24	166,258.59
Franklin Small Cap Value Securities	14.80	14.30	92,809.05
Franklin Small-Mid Cap Growth Securities	12.09	13.30	26,565.33
Franklin Templeton Foreign Securities	15.10	17.09	774,545.98
Franklin Templeton Global Real Estate	17.91	14.10	162,047.67
Fidelity Mid Cap	15.78	18.05	296,830.63
Neuberger Berman Mid Cap Growth	14.65	17.65	83,823.04
Neuberger Berman Small Cap Growth	11.48	11.42	485,097.80
Neuberger Berman Short Duration Bond	10.26	10.59	1,735,213.41
Deutsche Large Cap Value	13.81	13.39	58,291.23
Deutsche Small Mid Cap Value	15.73	16.06	544,208.87
T. Rowe Price Equity Income Portfolio II	13.43	13.63	121,053.68
T. Rowe Price Blue Chip Growth Portfolio II	12.11	13.44	1,139,712.20
T. Rowe Price Health Sciences Portfolio II	12.30	14.35	97,259.18

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
American Century VP Ultra®	12.18	7.12	12,256.12	7.33	9.44	14,036.49
American Century VP International	17.99	9.85	795,732.66	10.03	12.99	728,815.34
American Century VP Inflation Protection	11.61	11.19	534,705.52	11.05	12.19	477,086.39
Dreyfus Appreciation	12.74	8.95	128,320.28	9.19	10.82	106,107.14
Dreyfus Opportunistic Small Cap	10.01	6.28	20,865.94	6.38	7.80	23,584.37
Dreyfus Quality Bond	11.12	10.44	108,494.95	10.38	11.84	102,191.51
Franklin Mutual Shares Securities	14.09	8.83	124,773.52	9.07	10.98	124,536.74
Franklin Small Cap Value Securities	14.11	9.45	77,016.85	9.69	12.03	59,165.93
Franklin Small-Mid Cap Growth Securities	13.11	7.54	21,119.58	7.81	10.68	20,304.76
Franklin Templeton Foreign Securities	17.02	10.05	300,043.21	10.23	13.58	268,157.03
Franklin Templeton Global Real Estate	14.00	8.01	127,569.73	7.97	9.41	129,572.15
Fidelity Mid Cap	18.06	10.83	562,513.64	11.10	14.96	495,908.29
Neuberger Berman Mid Cap Growth	17.45	9.86	56,291.55	10.10	12.79	50,688.18
Neuberger Berman Small Cap Growth	11.26	6.81	138,379.37	6.92	8.25	130,420.47
Neuberger Berman Short Duration Bond	10.62	9.04	1,235,140.63	9.00	10.10	1,158,958.58
Deutsche Large Cap Value	13.24	7.11	39,204.64	7.36	8.76	29,440.35
Deutsche Small Mid Cap Value	15.84	9.45	77,016.85	10.70	13.39	360,814.42
T. Rowe Price Equity Income Portfolio II	13.44	8.57	1,153,421.31	8.85	10.58	1,112,837.08
T. Rowe Price Blue Chip Growth Portfolio II	13.27	7.60	386,584.31	7.85	10.63	326,555.54
T. Rowe Price Health Sciences Portfolio II	14.27	10.02	100,832.06	10.23	12.98	90,914.92

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Ultra®	9.59	10.81	6,989.10	10.92	10.77	6,030.16
American Century VP International	13.34	14.52	652,356.05	14.67	12.59	520,318.72
American Century VP Inflation Protection	12.21	12.67	463,138.08	12.64	14.00	286,462.82
Dreyfus Appreciation	10.99	12.30	93,436.52	12.37	13.23	77,519.46
Dreyfus Opportunistic Small Cap	8.00	10.09	30,651.89	10.28	8.57	22,022.39
Dreyfus Quality Bond	11.86	12.65	110,255.68	12.65	13.35	153,808.86
Franklin Mutual Shares Securities	11.12	12.04	103,906.51	12.15	12.80	221,431.90
Franklin Small Cap Value Securities	12.31	15.21	51,192.43	15.46	14.44	38,831.59
Franklin Small-Mid Cap Growth Securities	10.86	13.45	41,519.93	13.60	12.62	38,016.81
Franklin Templeton Foreign Securities	13.85	14.52	254,859.44	14.65	12.80	221,431.90
Franklin Templeton Global Real Estate	9.37	11.22	103,318.95	11.35	10.44	107,686.16

Fidelity Mid Cap	15.25	19.01	440,731.77	19.16
Neuberger Berman Mid Cap Growth	13.00	16.29	47,158.34	16.45	16.14	41,076.90
Neuberger Berman Small Cap Growth	8.46	9.74	116,015.32	9.89	9.50	89,804.03
Neuberger Berman Short Duration Bond	10.11	10.49	1,157,937.19	10.49	10.38	915,467.34
Deutsche Large Cap Value	8.94	9.69	28,728.32	9.78	9.56	25,926.55
Deutsche Small Mid Cap Value	13.65	16.20	307,510.77	16.37	14.97	181,880.32
T. Rowe Price Equity Income Portfolio II	10.75	11.97	1,029,119.99	12.10	11.69	754,868.47
T. Rowe Price Blue Chip Growth Portfolio II	10.77	12.16	297,989.29	12.31	12.15	234,388.30
T. Rowe Price Health Sciences Portfolio II	13.18	14.76	87,932.93	14.97	16.07	74,895.39

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Ultra®	10.95	12.10	2,843.61	12.40	16.36	2171.37
American Century VP International	12.91	15.04	415,345.95	14.79	13.44	183,822.80
American Century VP Inflation Protection	13.98	14.85	236,597.50	14.75	17.20	45,407.09
Dreyfus Appreciation	13.39	14.40	61,589.56	10.50	14.93	25,359.91
Dreyfus Opportunistic Small Cap	8.71	10.19	25,767.79	1408	13.68	132,077.30
Dreyfus Quality Bond	13.34	14.09	141,478.27	13.48	16.75	60,002.31
Franklin Templeton Mutual Shares Securities	11.91	13.24	62,390.88	17.32	22.65	27,488.37
Franklin Templeton Small Cap Value Securities	14.70	16.86	32,319.86	14.13	18.79	19,748.97
Franklin Templeton Small-Mid Cap Growth Securities	12.96	13.80	24,519.49	15.13	18.01	142,661.90
Franklin Templeton Foreign Securities	13.14	14.92	176,601.85	14.46	13.24	88,158.95
Franklin Templeton Global Real Estate	10.56	13.12	95,314.18	19.46	25.49	184,336.00
Fidelity Mid Cap	16.27	18.97	214,798.39	18.34	23.40	30,993.32
Neuberger Berman Mid Cap Growth	16.23	17.90	31,324.27	10.47	14.66	52,535.92
Neuberger Berman Small Cap Growth	9.55	10.20	72,099.97	10.71	10.62	649,726.80
Neuberger Berman Short Duration Bond	10.37	10.70	773,755.80	10.57	13.29	24,718.38
DWS Large Cap Value	9.70	13.82	25,572.53	17.18	22.23	109,502.50
DWS Small Mid Cap Value	15.20	16.73	145,209.27	13.77	17.20	435,758.10
T. Rowe Price Equity Income Portfolio II	11.87	13.47	570,153.84	14.51	19.63	145,549.10
T. Rowe Price Blue Chip Growth Portfolio II	12.36	14.13	184,314.69	21.31	30.80	63,126.49
T. Rowe Price Health Sciences Portfolio II	16.22	20.76	63,633.94	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13

Subaccount	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/2/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
American Century VP Ultra®	16.78	17.74	2,116.13	17.70	18.60	2,566.51
American Century VP International	16.22	16.92	287,465.79	16.87	16.82	235,749.53
American Century VP Inflation Protection	16.78	13.73	138,329.77	13.81	13.23	115,988.83
Dreyfus Appreciation	17.94	18.34	30,709.49	18.29	17.64	25,244.02
Dreyfus Opportunistic Small Cap	13.48	14.96	24,454.39	14.81	14.42	25,647.32
Dreyfus Quality Bond	17.01	14.14	122,265.89	14.16	13.71	117,834.51
Franklin Templeton Mutual Shares Securities	13.69	17.69	58,555.73	17.64	16.59	53,860.93
Franklin Templeton Small Cap Value Securities	25.21	22.46	19,677.15	22.28	20.52	17,096.11
Franklin Templeton Small-Mid Cap Growth Securities	16.62	19.92	17,638.69	19.88	19.12	16,814.56
Franklin Templeton Foreign Securities	22.34	15.85	129,373.80	15.76	14.62	113,030.75
Franklin Templeton Global Real Estate	18.59	15.02	68,152.00	15.10	14.89	69,900.59

Fidelity Mid Cap	14.77	26.72	148,423.15	26.66	25.98	127,870.67
Neuberger Berman Mid Cap Growth	17.85	24.82	28,881.19	24.72	24.79	29,610.05
Neuberger Berman Small Cap Growth	13.19	14.96	40,811.58	14.86	9.58	48,381.17
Neuberger Berman Short Duration Bond	23.16	10.54	518,398.54	10.55	10.41	424,356.87
DWS Large Cap Value	18.28	14.46	23,599.58	14.46	13.24	22,802.67
DWS Small Mid Cap Value	14.49	23.04	87,100.38	22.93	22.22	67,210.25
T. Rowe Price Equity Income Portfolio II	10.62	18.16	352,465.38	18.16	16.64	281,582.16
T. Rowe Price Blue Chip Growth Portfolio II	21.95	21.07	102,405.15	21.06	23.02	97,695.95
T. Rowe Price Health Sciences Portfolio II	17.03	39.88	64,235.85	40.02	44.24	53,736.03

Subaccount	Accumulation Unit Value at 1/3/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16
American Century VP Ultra®	10.34	12.33	25,823.45
American Century VP International	15.68	18.10	617,151.45
American Century VP Inflation Protection	10.64	11.49	1,255,391.41
Dreyfus Appreciation	12.16	12.88	216,453.41
Dreyfus Opportunistic Small Cap	11.64	10.20	26,843.81
Dreyfus Quality Bond	10.86	11.05	111,744.60
Franklin Mutual Shares Securities	14.02	14.24	166,258.59
Franklin Small Cap Value Securities	14.80	14.30	92,809.05
Franklin Small-Mid Cap Growth Securities	12.09	13.30	26,565.33
Franklin Templeton Foreign Securities	15.10	17.09	774,545.98
Franklin Templeton Global Real Estate	17.91	14.10	162,047.67
Fidelity Mid Cap	15.78	18.05	296,830.63
Neuberger Berman Mid Cap Growth	14.65	17.65	83,823.04
Neuberger Berman Small Cap Growth	11.48	11.42	485,097.80
Neuberger Berman Short Duration Bond	10.26	10.59	1,735,213.41
Deutsche Large Cap Value	13.81	13.39	58,291.23
Deutsche Small Mid Cap Value	15.73	16.06	544,208.87
T. Rowe Price Equity Income Portfolio II	13.43	13.63	121,053.68
T. Rowe Price Blue Chip Growth Portfolio II	12.11	13.44	1,139,712.20
T. Rowe Price Health Sciences Portfolio II	12.30	14.35	97,259.18

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount	Accumulation Unit Value at 12/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
AB International Growth Portfolio - Class A Shares	10.00	10.68	145,937.90	10.94	14.70	110,778.55
AB International Value Portfolio - Class A Shares	10.00	10.49	415,283.19	10.76	13.93	368,991.87
AB Small/Mid Cap Value Portfolio - Class A Shares	10.00	10.79	66,769.66	11.06	15.20	64,932.21
AB Value Portfolio - Class A Shares	10.00	10.39	N/A	10.59	12.31	1,145.93
Deutsche Small Cap Index VIP - Class A Shares	10.00	10.58	227.12	10.71	13.20	1,508.37
Fidelity Value Strategies Portfolio - Initial Class	10.00	10.60	N/A	10.99	16.47	18,880.08
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	10.00	10.06	N/A	10.19	12.26	5,683.54

Franklin Templeton U.S. Government - Class 1 Shares	10.00	10.20	768,297.54	10.17	10.40	840,502.27
Neuberger Berman AMT Socially Responsive Portfolio - I Class	10.00	9.96	342.53	10.32	12.90	996.06
Oppenheimer Capital Income Fund/VA - Service Shares	10.00	10.06	N/A	10.30	12.06	N/A
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	10.00	10.71	N/A	11.00	14.46	853.52
Oppenheimer Global Strategic Income Fund/VA - Service Shares	10.00	10.52	N/A	10.49	12.28	5,196.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	10.00	10.31	N/A	10.51	13.43	1,536.61
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	10.00	10.63	68.66	10.61	11.11	8,127.71
Van Eck VIP Trust Emerging Markets — Initial Class	10.00	10.51	286,226.29	10.86	22.09	171,390.89
Van Eck VIP Trust Global Hard Assets - Initial Class	10.00	9.93	N/A	10.37	15.43	9,617.74

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
AB International Growth Portfolio - Class A Shares	15.13	16.37	104,030.48	16.47	13.58	47,272.06
AB International Value Portfolio - Class A Shares	14.31	14.37	369,431.22	14.51	11.44	379,339.08
AB Small/Mid Cap Value Portfolio - Class A Shares	15.54	19.03	60,894.65	19.27	17.19	206,338.46
AB Value Portfolio - Class A Shares	12.59	13.58	2,561.47	13.72	12.92	1,643.76
Deutsche Small Cap Index VIP - Class A Shares	13.51	16.45	2,192.27	16.76	15.51	3,506.21
Fidelity Value Strategies Portfolio - Initial Class	16.86	20.57	21,293.36	20.82	18.50	14,044.55
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	12.40	13.57	40,480.65	13.70	13.02	40,131.57
Franklin Templeton U.S. Government - Class 1 Shares	10.42	10.83	843,947.67	10.82	11.31	144,727.38
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.09	15.63	996.06	15.74	14.94	1,923.35
Oppenheimer Capital Income Fund/VA - Service Shares	12.22	13.40	2,848.23	13.47	13.27	1,585.15
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	14.74	17.54	4,300.72	17.84	16.89	2,593.19
Oppenheimer Global Strategic Income Fund/VA - Service Shares	12.35	13.90	29,984.65	13.92	13.80	50,095.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	13.60	15.06	9,013.88	15.19	14.81	12,332.93
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	11.17	11.64	17,030.42	11.62	12.41	250,835.69
Van Eck VIP Trust Emerging Markets — Initial Class	22.56	27.63	153,592.44	28.09	20.23	97,834.22
Van Eck VIP Trust Global Hard Assets - Initial Class	16.04	19.67	24,510.49	19.77	16.21	123,208.92

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
AB International Growth Portfolio - Class A Shares	13.98	15.47	36,897.31	15.73	17.33	23,468.50

AB International Value Portfolio - Class A Shares	11.83	12.93	325,891.00	13.18	15.68	255,095.50
AB Small/Mid Cap Value Portfolio - Class A Shares	17.39	20.13	154,740.53	20.68	27.41	108,888.30
AB Value Portfolio - Class A Shares	13.15	14.75	2,471.78	15.14	19.90	2,681.89
Deutsche Small Cap Index VIP - Class A Shares	15.75	17.78	4,086.37	18.29	24.31	4,256.70
Fidelity Value Strategies Portfolio - Initial Class	18.77	23.22	3,976.15	23.74	29.87	3,552.64
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	13.21	14.59	34,847.12	14.84	18.41	37,053.40
Franklin Templeton U.S. Government - Class 1 Shares	11.30	11.39	105,251.62	11.39	11.01	87,698.80
Neuberger Berman AMT Socially Responsive Portfolio - I Class	15.22	16.35	1,086.05	16.71	22.20	1,350.38
Oppenheimer Capital Income Fund/VA - Service Shares	13.39	14.67	2,608.45	14.86	16.32	5,253.50
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	17.07	19.60	3,837.00	20.06	27.18	4,530.63
Oppenheimer Global Strategic Income Fund/VA - Service Shares	13.82	15.40	77,499.39	15.42	15.13	80,900.00
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	15.01	16.81	23,737.84	17.06	19.55	29,004.73
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	12.42	12.92	225,641.68	12.86	11.57	209,810.60
Van Eck VIP Trust Emerging Markets — Initial Class	20.74	25.90	81,811.67	26.36	28.611	74,363.37
Van Eck VIP Trust Global Hard Assets - Initial Class	16.84	16.52	111,665.78	16.92	18.01	106,236.90

Subaccount	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14	Accumulation Unit Value at 1/3/15	Accumulation Unit Value at 12/31/15	Number of Accumulation Units Outstanding at 12/31/15
AB International Growth Portfolio - Class A Shares	27.04	16.89	22,159.27	16.85	16.35	19,542.65
AB International Value Portfolio - Class A Shares	19.72	14.50	222,237.21	14.48	14.67	167,813.93
AB Small/Mid Cap Value Portfolio - Class A Shares	30.67	29.52	87,317.22	29.37	27.51	65,734.03
AB Value Portfolio - Class A Shares	19.48	21.81	3,645.24	21.81	20.01	2,525.49
Deutsche Small Cap Index VIP - Class A Shares	13.10	25.11	3,068.46	24.99	23.63	3,815.58
Fidelity Value Strategies Portfolio - Initial Class	15.44	31.48	5,988.32	31.45	30.11	6,914.86
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	17.13	19.24	41,840.60	19.21	18.33	49,217.96
Franklin Templeton U.S. Government - Class 1 Shares	29.70	11.25	84,773.53	11.28	11.18	70,003.99
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.16	24.16	685.33	24.09	23.71	1,487.39
Oppenheimer Capital Income Fund/VA - Service Shares	24.05	17.39	5,000.67	17.40	17.25	12,672.62
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	21.93	29.92	4,958.82	29.77	27.71	6,675.96
Oppenheimer Global Strategic Income Fund/VA - Service Shares	26.93	15.29	79,865.57	15.29	14.70	78,625.08
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	16.30	20.29	23,986.56	20.29	20.00	19,644.33
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	19.44	11.66	163,792.40	11.65	10.00	149,112.19
Van Eck VIP Trust Emerging Markets — Initial Class	15.10	28.10	68,605.52	28.07	23.83	62,696.96
Van Eck VIP Trust Global Hard Assets - Initial Class	28.28	14.37	93,827.49	14.45	9.43	121,903.51

Subaccount	Accumulation Unit Value at 1/1/3/16	Accumulation Unit Value at 12/31/16	Number of Accumulation Units Outstanding at 12/31/16
AB International Growth Portfolio - Class A Shares	27.04	16.89	22,159.27
AB International Value Portfolio - Class A Shares	19.72	14.50	222,237.21
AB Small/Mid Cap Value Portfolio - Class A Shares	30.67	29.52	87,317.22
AB Value Portfolio - Class A Shares	19.48	21.81	3,645.24
Deutsche Small Cap Index VIP - Class A Shares	13.10	25.11	3,068.46
Fidelity Value Strategies Portfolio - Initial Class	15.44	31.48	5,988.32
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	17.13	19.24	41,840.60
Franklin Templeton U.S. Government - Class 1 Shares	29.70	11.25	84,773.53
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.16	24.16	685.33
Oppenheimer Capital Income Fund/VA - Service Shares	24.05	17.39	5,000.67
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	21.93	29.92	4,958.82
Oppenheimer Global Strategic Income Fund/VA - Service Shares	26.93	15.29	79,865.57
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	16.30	20.29	23,986.56
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	19.44	11.66	163,792.40
Van Eck VIP Trust Emerging Markets — Initial Class	15.10	28.10	68,605.52
Van Eck VIP Trust Global Hard Assets - Initial Class	28.28	14.37	93,827.49

The following information is for the Subaccount which began operations on May 1, 2011.

Subaccount	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/30/12	Number of Accumulation Units Outstanding at 12/30/12

Fidelity VIP Government Money Market Fund		12.09	416,096.61	12.09	11.93	5,197,173.93

Subaccount	Accumulation Unit Value at 1/2/13	Number of Accumulation Units Outstanding at 12/30/13	Accumulation Unit Value at 12/3/13	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/30/14	Number of Accumulation Units Outstanding at 12/30/14

Fidelity VIP Government Money Market Fund	11.93	547,074.90	11.76	11.76	11.60	632,529.40

Subaccount	Accumulation Unit Value at 1/2/15	Number of Accumulation Units Outstanding at 12/30/15	Accumulation Unit Value at 12/3/15	Accumulation Unit Value at 1/3/16	Accumulation Unit Value at 12/30/16	Number of Accumulation Units Outstanding at 12/30/16

Fidelity VIP Government Money Market Fund	11.60	11.44	819,043.98	11.76	11.60	632,529.40

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the Fidelity Variable Insurance Products Fund V Government Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the Funds will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:[2]
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth – Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value – Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value – Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value – Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None

2 As of the date of this Prospectus, Sentinel Asset Management, Inc. (“Sentinel”), the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial Shares	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial Shares	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Large Cap Growth	The Dreyfus Corporation	None
Deutsche Variable Series II:
Deutsche CROCI U.S. VIP - Class B Shares	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Investments VIT Funds:
Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Government Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR

VIP Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Franklin Global Real Estate VIP Fund - Class 2 Shares	Sector Equity	Franklin Advisors, Inc.	None
Franklin Mutual Shares VIP Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government VIP Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Franklin Global Discovery VIP Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
JPMorgan Insurance Trust:
Small Cap Core Portfolio - Class 1 Shares	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - S Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Investment Advisers LLC	None
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Investment Advisers LLC	None
Oppenheimer Variable Account Funds
Conservative Balanced Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None

T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

Other Information

Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The amount of this compensation with respect to the Contracts during 2016 ranged from $1,779.99 to $43,103.67 per adviser / affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2016 for services rendered in 2015). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

This Contract is not available to new purchasers.

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges. You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary. We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon. For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See “Payments,” below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See “Transfer Charge,” below.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

•	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

•	an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

•	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges

(Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your Registered Representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See “The Guaranteed Accounts,” below.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

•	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
•	The number of Annuity Units remains fixed during the annuity payment period;
•	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
•	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. Payment Option 1 may not satisfy these requirements. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or

Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

•	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

•	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

•	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

•	processing applications for and issuing the Contracts;

•	processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

•	maintaining records;

•	administering annuity payouts;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing Contract confirmations;

•	providing toll-free inquiry services; and

•	furnishing telephone transaction privileges.

The risks we assume include:

•	the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

•	the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

•	the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

•	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

•	upon the Annuitization of Contracts,

•	upon payment of a death benefit pursuant to the death of the Owner, or

•	from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account. See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

•	the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

•	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3500 minimum. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences. See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•	when the New York Stock Exchange (“Exchange”) is closed;

•	when trading on the Exchange is restricted;

•	when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

•	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,

•	providing written confirmation of the transaction, and

•	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter. Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter. You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a

CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of

the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract. For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

• any MVA Withdrawal during the 30-day window;

• Death Benefit proceeds;

• your Contract on its Maturity Date; or

• any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1:

Original Deposit: $10,000

Original Deposit Date: May 1, 2009

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2009 for seven year periods was 2.48%. The j rate available for three year periods on May 1, 2013 is 0.34%. The contract’s minimum guaranteed interest rate is 1.50%. There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,868.06. (10,000 × 1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76. Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2

Original Deposit: $10,000

Original Deposit Date: August 1, 2012

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012 for seven year periods was 0.97%. The j rate available for six year periods on May 1, 2013 is 0.92%. The contract’s minimum guaranteed interest rate is 1.50%. There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,223.55. (10,000 × 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract. Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

This rider is no longer available for new election effective July 6, 2015.

The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:

(a)          the basic Death Benefit as described above; and

(b)          the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death (in good order). Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See “Death of Owner,” above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code , permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of

(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages. The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the  Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI sells the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI. The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher. These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), Wells Fargo Funds and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust offered in the Contracts, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund. Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Portfolio of up to 0.10% of Variable Account assets invested in the Portfolios.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

The financial statements of National Life, the Variable Account, and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information. The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time..

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

Sentinel Advantage Variable Annuity 5

“SAVA 5”

P R O S P E C T U S

Dated May 1, 2017

National Life Insurance Company • Home Office: One National Life Drive, Montpelier, Vermont 05604 • 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is divided into Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

Sentinel Asset Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
Sentinel Variable Products Trust[1] Balanced Bond Common Stock Small Company	AllianceBernstein Variable Products Series Fund, Inc. VPS Balanced Wealth Strategy VPS Dynamic Asset Allocation VPS Growth VPS Real Estate Investment VPS International Value VPS Small/Mid Cap Value	American Century Variable Portfolios, Inc. VP Capital Appreciation VP Growth VP Large Company VP Ultra VP Value

American Funds	Black Rock	Fidelity Management & Research Company
American Funds AFIS Asset Allocation AFIS Global Bond AFIS Growth-Income AFIS Global Growth & Income AFIS Global Sm Capitalization AFIS High-Income Bond AFIS New World

Equity Dividend V.I. Fund

iShares Alternative Strategies V.I. Fund

iShares Dynamic Allocation V.I. Fund

iShares Dynamic Fixed Income V.I. Fund

iShares Equity Appreciation V.I. Fund

Value Opportunities V.I. Fund

Government Money Market V.I. Fund

Global Allocation V.I. Fund

Fidelity® Variable Insurance Products

VIP Contrafund

VIP Disciplined Small Cap

VIP Dynamic Capital Appreciation

VIP Freedom Income

VIP Growth Opportunities

VIP Index 500

VIP Mid Cap

VIP Real Estate Portfolio

Franklin Templeton Investments	Goldman Sachs	Invesco Advisers, Inc.

Franklin Templeton Variable Insurance Products Trust

Franklin Founding Funds Allocation VIP

Franklin Small-Mid Cap Growth VIP

Franklin Mutual Global Discovery VIP

Franklin Rising Dividends VIP

Templeton Developing Markets VIP

Templeton Global Bond VIP

Goldman Sachs VIT Equity Index Fund VIT Global Trends Allocation VIT Growth Opportunities Fund VIT High Quality Floating Rate Fund VIT Mid Cap Value Fund VIT Small Cap Equity Insights Fund.

Invesco Variable Insurance Funds

V.I Diversified Dividend Fund

V.I Equity and Income Fund

V.I. Government Securities Fund

V.I Global Real Estate Fund

V.I High Yield Fund

V.I International Growth Fund

V.I Mid Cap Growth Fund

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation
T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	VanEck VIP Trust VIP Emerging Markets Fund VIP Global Hard Assets Fund VIP Long/Short Equity Index Fund

This prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2017 containing further information about the Contracts and the Variable Account is filed with the SEC. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2017, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

______________________

1 As of the date of this Prospectus, Seninel Asset Management Inc. (“Sentinel”)the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing Investment Advisory services to the Trust.

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

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SUMMARY

This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us. For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

How Do I Purchase a Contract?

Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See “Issuance of a Contract,” below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?

To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum

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instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

If any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”) and the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below). A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”). We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 60 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment. We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee. We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge. We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Premium Taxes. If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.

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Investment Management Fees and Fund Operating Expenses. Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts. (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading. See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures. Call or write to us at our Home Office. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

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SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

(1)	States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See “Premium Taxes,” below.
(2)	The CDSC declines 1% for each completed year from the date of the affected premium payment through year four. After the premium payment has been in the Contract for five years, the CDSC is eliminated. Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative. That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply. After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1. See “Contingent Deferred Sales Charge,” below.
(3)	We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.
(4)	The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).
(5)	The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

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The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2016. The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.35%	5.15%

The annual expenses as of December 31, 2016 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below.1

Fund	Management Fee	12b-1 Fees[2]	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses[3]	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses[3]
Sentinel VPT
Variable Products Balanced Fund	0.55%	0.00%	0.33%	0.02%	0.90%	0.03%	0.87%
Variable Products Bond Fund	0.40%	0.00%	0.27%	0.03%	0.70%	0.00%	0.70%
Variable Products Common Stock Fund	0.50%	0.00%	0.23%	0.00%	0.73%	0.00%	0.73%
Variable Products Small Company Fund	0.50%	0.00%	0.26%	0.01%	0.77%	0.00%	0.77%
AllianceBernstein
VPS Balanced Wealth Strategy Portfolio - Class B	0.55%	0.25%	0.180%	0.00%	0.98%	0.00%	0.98%
VPS Dynamic Asset Allocation Portfolio - Class B	0.70%	0.25%	0.12%	0.00%	1.07%	0.02%	1.05%
VPS Growth Portfolio - Class B	0.75%	0.25%	0.40%	0.00%	1.40%	0.00%	1.40%
VPS Real Estate Investment Portfolio - Class B	0.55%	0.25%	0.54%	0.00%	1.34%	0.00%	1.34%
VPS International Value Portfolio - Class B	0.75%	0.25%	0.11%	0.00%	1.11%	0.00%	1.11%
VPS Small/Mid Cap Value Portfolio - Class B	0.75%	0.25%	0.08%	0.00%	1.08%	0.01%	1.07%
American Century
VP Capital Appreciation - Class 2	0.90%	0.25%	0.00%	0.00%	1.15%	0.01%[4]	1.14%
VP Growth - Class 2	0.90%	0.25%	0.00%	0.00%	1.15%	0.01%[4]	1.14%
VP Large Company Value - Class 2	0.80%	0.25%	0.01%	0.00%	1.06%	0.11%[5]	0.95%
VP Ultra - Class 2	0.90%	0.25%	0.01%	0.00%	1.16%	0.16%[6]	1.00%
VP Value - Class 2	0.87%	0.25%	0.01%	0.00%	1.13%	0.15%[7]	0.98%
American Funds
AFIS Asset Allocation Fund - Class 4	0.28%	0.25%	0.26%	0.00%	0.79%	0.00%	0.79%
AFIS Global Bond Fund - Class 4	0.53%	0.25%	0.29%	0.00%	1.07%	0.00%	1.07%
AFIS Growth-Income Fund - Class 4	0.27%	0.25%	0.27%	0.00%	0.79%	0.00%	0.79%
AFIS Global Growth & Income Fund - Class 4	0.60%	0.25%	0.29%	0.00%	1.14%	0.00%	1.14%
AFIS Global Small Capitalization Fund - Class 4	0.69%	0.25%	0.29%	0.00%	1.23%	0.00%	1.23%
AFIS High-Income Bond Fund – Class 4	0.46%	0.25%	0.27%	0.00%	0.98%	0.00%	0.98%
AFIS New World Fund – Class 4	0.72%	0.25%	0.32%	0.00%	1.29%	0.00%	1.29%

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Blackrock
Equity Dividend V.I. Fund - Class III	0.60%	0.25%	0.28%	0.01%	1.14%	0.18%[8,9]	0.96%
iShares Alternative Strategies V.I. Fund - Class III	0.25%	0.25%	0.79%	0.34%	1.63%	0.39%	1.24%
iShares Dynamic Allocation V.I. Fund - Class III	0.15%	0.25%	0.62%	0.23%	1.25%	0.24%	1.01%
iShares Dynamic Fixed Income V.I. Fund - Class III	0.15%	0.25%	0.75%	0.20%	1.35%	0.40%	0.95%
iShares Equity Appreciation V.I. Fund - Class III	0.15%	0.25%	1.04%	0.20%	1.64%	0.74%	0.90%
Value Opportunities V.I. Fund - Class III	0.75%	0.25%	0.29%	0.00%	1.29%	0.17%[9,10]	1.12%
Government Money Market V.I. Fund - Class I	0.50%	0.00%	0.12%	0.00%	0.62%	0.32%[9,11]	0.30%
Global Allocation V.I. Fund - Class III	0.63%	0.25%	0.23%	0.01%	1.12%	0.13%[9,12]	0.99%
Fidelity
VIP Contrafund - Service Class 2	0.55%	0.25%	0.08%	0.00%	0.88%	0.00%	0.88%
VIP Disciplined Small Cap - Service Class 2	0.70%	0.25%	0.16%	0.00%	1.11%	0.00%	1.11%
VIP Dynamic Capital Appreciation - Service Class 2	0.55%	0.25%	0.16%	0.00%	0.96%	0.00%	0.96%
VIP Freedom Income - Service Class 2	0.00%	0.25%	0.00%	0.46%	0.71%	0.00%	0.71%
VIP Growth Opportunities - Service Class 2	0.55%	0.25%	0.13%	0.00%	0.93%	0.00%	0.93%
VIP Index 500 - Service Class 2	0.05%	0.25%	0.06%	0.00%	0.35%	0.00%	0.35%
VIP Mid Cap - Service Class 2	0.05%	0.25%	0.06%	0.00%	0.35%	0.00%	0.35%
VIP Real Estate Portfolio - Service Class 2	0.55%	0.25%	0.12%	0.00%	0.92%	0.00%	0.92%
Franklin Templeton VIPT
Franklin Founding Funds Allocation VIP Fund - Class 4	0.00%	0.00%	0.11%	0.65%	0.76%	0.01%[13]	0.75%
Franklin Small-Mid Cap Growth VIP Fund* - Class 4	0.79%	0.00%	0.05%	0.01%	0.85%	0.02%	0.83%
Franklin High Income VIP Fund - Class 4	0.63%	0.00%	0.14%	0.00%	0.77%	0.11%	0.66%
Franklin Mutual Global Discovery VIP Fund - Class 4	0.94%	0.00%	0.07%	0.00%	1.01%	0.00%	1.01%
Franklin Rising Dividends VIP Fund - Class 4	0.61%	0.00%	0.02%	0.00%	0.63%	0.01%	0.62%
Templeton Developing Markets VIP Fund - Class 4	1.24%	0.00%	0.14%	0.01%	1.39%	0.02%	1.37%
Templeton Global Bond VIP Fund - Class 4	0.46%	0.00%	0.07%	0.02%	0.55%	0.05%	0.50%
Goldman Sachs
VIT Equity Index Fund - Service Class	0.30%	0.25%	0.15%	0.00%	0.70%	0.22%[14]	0.48%
VIT Global Trends Allocation - Service Class	0.79%	0.25%	0.09%	0.11%	1.24%	0.25%[15]	0.99%
VIT Growth Opportunities Fund - Service Class	1.00%	0.25%	0.15%	0.00%	1.40%	0.34%[16]	1.06%
VIT High Quality Floating Rate Fund - Service Class	0.40%	0.25%	0.39%	0.01%	1.05%	0.44%[17]	0.61%
VIT Mid Cap Value Fund - Service Class	0.80%	0.25%	0.07%	0.00%	1.12%	0.39%[18]	0.73%
VIT Small Cap Equity Insights Fund. - Service Class	0.75%	0.25%	0.29%	0.00%	1.29%	0.23%[19]	1.06%
Invesco
V.I Diversified Dividend Fund - Series II	0.48%	0.00%	0.20%	0.02%	0.70%	0.20%[20]	0.50%
V.I Equity and Income Fund - Series II	0.61%	0.00%	0.20%	0.01%	0.82%	0.00%[20]	0.82%
V.I. Government Securities Fund - Series II	0.47%	0.25%	0.21%	0.00%	0.93%	0.00%	0.93%
V.I Global Real Estate Fund - Series II	0.75%	0.25%	0.26%	0.00%	1.26%	0.00%	1.26%
V.I High Yield Fund - Series II	0.63%	0.25%	0.33%	0.02%	1.23%	0.00%	1.23%
V.I International Growth Fund - Series II	0.71%	0.25%	0.21%	0.01%	1.18%	0.01%[20]	1.17%
V.I Mid Cap Growth Fund - Series II	0.75%	0.25%	0.28%	0.00%	1.28%	0.00%	1.28%
T Rowe Price
Blue Chip Growth Portfolio-II - VIP II	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%	1.10%

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Equity Income Portfolio-II - VIP II	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%	1.10%
Health Sciences Portfolio-II - VIP II	0.95%	0.25%	0.00%	0.00%	1.20%	0.00%	1.20%
Mid Cap Growth-II - VIP II	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%	1.10%
VanEck
VIP Emerging Markets Fund - Initial Class	1.00%	0.00%	0.18%	0.00%	1.18%	0.00%[21]	1.18%
VIP Global Hard Assets Fund - Class S	1.00%	0.25%	0.05%	0.00%	1.30%	0.30%[22]	1.00%
VIP Long/Short Equity Index Fund - Class S	0.65%	0.25%	4.17%	0.08%	5.15%	3.92%[23]	1.23%

1. The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

4. The advisor has agreed to waive 0.01 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

5. The advisor has agreed to waive 0.11 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

6. The advisor has agreed to waive 0.15 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

7. The advisor has agreed to waive 0.16 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

8. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.00% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

9. The Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

10. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.01% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

11. The Manager voluntarily agreed to waive a portion of the management fee and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend.

12. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority

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of the outstanding voting securities of the Fund.

13. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) do not exceed 0.74% until at least April 30, 2018.

14. The Investment Adviser has agreed to (i) waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Fund’s average daily net assets between $0 and $400 million, and equal to 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets exceeding $400 million, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

15. The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

16. The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.87% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.16% of the Fund’s average daily net assets attributable to Service Shares through at least April 29, 2018, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

17. The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.074% of the Fund’s average daily net assets and (ii) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.31% as an annual percentage rate of the average daily net assets of the Fund and (iii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

18. The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.054% of the Fund’s average daily net assets and (ii) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% as an annual percentage rate of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

19. The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.70% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

20. Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. The fee waiver agreement cannot be terminated during its term.

21. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

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22. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

23. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class S of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

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Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and that the maximum fees and expenses of any of the Funds apply as of December 31, 2016. The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,028.81	1,505.82	2,009.51	3,592.49

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year [1]	3 Years	5 Years	10 Years
328.81	1,005.82	1,709.51	3,592.49

1. The Contract may not be annuitized in the first two years from the Date of Issue.

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NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of

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the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the BlackRock Government Money Market V.I. Fund (the “BlackRock Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the BlackRock Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadvisor, if applicable). There is no assurance that any of the Funds will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadvisor
Sentinel VPT
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
AllianceBernstein VPS Fund, Inc.
VPS Balanced Wealth Strategy Portfolio	Growth & Income	AllianceBernstein L.P.	None
VPS Dynamic Asset Allocation Portfolio	Growth & Income	AllianceBernstein L.P.	None
VPS Growth Portfolio	Growth	AllianceBernstein L.P.	None
VPS Real Estate Investment Portfolio	Growth & Income	AllianceBernstein L.P.	None
VPS International Value Portfolio	International Equity	AllianceBernstein L.P.	None
VPS Small/Mid Cap Value Portfolio	Small Mid Value Equity	AllianceBernstein L.P.	None
American Century VP
VP Capital Appreciation	Growth	American Century Investment Management, Inc.	None
VP Growth	Growth	American Century Investment Management, Inc.	None
VP Large Company Value	Growth & Income	American Century Investment Management, Inc.	None

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VP Ultra	Growth	American Century Investment Management, Inc.	None
VP Value	Growth & Income	American Century Investment Management, Inc.	None
American Funds
AFIS Asset Allocation	Growth & Income	Capital Research and Management Company	None
AFIS Global Bond	International Income	Capital Research and Management Company	None
AFIS Growth-Income	Growth & Income	Capital Research and Management Company	None
AFIS Global Growth & Income	International Growth & Income	Capital Research and Management Company	None
AFIS Global Sm Capitalization	International Equity	Capital Research and Management Company	None
AFIS High-Income Bond	High Income	Capital Research and Management Company	None
AFIS New World	International Equity	Capital Research and Management Company	None
Blackrock
Equity Dividend V.I. Fund	International Equity	BlackRock Advisors, LLC	None
iShares Alternative Strategies V.I. Fund	Income	BlackRock Advisors, LLC	None
iShares Dynamic Allocation V.I. Fund	Growth & Income	BlackRock Advisors, LLC	None
iShares Dynamic Fixed Income V.I. Fund	Income	BlackRock Advisors, LLC	None
iShares Equity Appreciation V.I. Fund	Growth	BlackRock Advisors, LLC	None
Value Opportunities V.I. Fund	Growth & Income	BlackRock Advisors, LLC	None
Government Money Market V.I. Fund	Capital Preservation	BlackRock Advisors, LLC	None
Global Allocation V.I. Fund	International Growth & Income	BlackRock Advisors, LLC	None
Fidelity® VIP
VIP Contrafund	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Disciplined Small Cap	Aggressive Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Dynamic Capital Appreciation	Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Freedom Income	Growth & Income	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Opportunities	Growth	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)

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VIP Mid Cap	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Real Estate Portfolio	Growth & Income	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton
Franklin Founding Funds Allocation VIP Fund	Growth & Income	None	None
Franklin Small-Mid Cap Growth VIP Fund*	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP Fund	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Franklin Rising Dividends VIP Fund	Growth & Income	Franklin Advisory Services, LLC	None
Templeton Developing Markets VIP Fund	International Equity	Templeton Asset Management, Ltd.	None
Templeton Global Bond VIP Fund	International Equity	Franklin Advisors, Inc.	None
Goldman Sachs
VIT Equity Index Fund	Growth	Goldman Sachs Asset Management, L.P.	SSGA Funds Management Ltd.
VIT Global Trends Allocation	International Growth & Income	Goldman Sachs Asset Management, L.P.	None
VIT Growth Opportunities Fund	Aggressive Growth	Goldman Sachs Asset Management, L.P.	None
VIT High Quality Floating Rate Fund	Income	Goldman Sachs Asset Management, L.P.	None
VIT Mid Cap Value Fund	Growth	Goldman Sachs Asset Management, L.P.	None
VIT Small Cap Equity Insights Fund.	Aggressive Growth	Goldman Sachs Asset Management, L.P.	None
Invesco V.I.
V.I Diversified Dividend Fund	Growth & Income	Invesco Advisers Inc.	None
V.I Equity and Income Fund	Growth & Income	Invesco Advisers Inc.	None
V.I. Government Securities Fund	Income	Invesco Advisers Inc.	None
V.I Global Real Estate Fund	International Growth & Income	Invesco Advisers Inc.	None
V.I High Yield Fund	High Income	Invesco Advisers Inc.	None
V.I International Growth Fund	International Equity	Invesco Advisers Inc.	None
V.I Mid Cap Growth Fund	Mid Cap Growth Equity	Invesco Advisers Inc.	None
T. Rowe Price
Blue Chip Growth Portfolio-II	Large Growth	T. Rowe Price Associates, Inc.	None
Equity Income Portfolio-II	Large Value	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio-II	Sector Equity	T. Rowe Price Associates, Inc.	None
Mid Cap Growth-II	Growth	T. Rowe Price Associates, Inc.	None
VanEck VIP Trust
VIP Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None

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VIP Global Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None
VIP Long/Short Equity Index Fund	Growth & Income	Van Eck Associates Corporation	None

Other Information

Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which a Fund’s adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive the service and distribution fees (also called 12b-1 fees) that are deducted from certain Fund assets pursuant to that Fund’s 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadvisor’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadvisor is one of our affiliates or whether the Fund, its adviser, its subadvisor(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” The Sentinel Variable Products Funds are managed by our affiliate, Sentinel Asset Management, Inc. This relationship was one factor considered in making the decision to offer these Funds through this Contract. We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisors and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser or subadvisor to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

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Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges. You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

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Premium Payments

The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. We may accept subsequent premium payments only on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon. For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

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Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See “Payments,” below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

Where approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See “Transfer Charge,” below.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

•	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

•	an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

•	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or

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that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar

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programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccount commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the BlackRock Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your Registered Representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which

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would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See “The Guaranteed Accounts,” below.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

•	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
•	The number of Annuity Units remains fixed during the annuity payment period;
•	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
•	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable

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Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. Payment Option 1 may not satisfy these requirements. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay a Death Benefit to the Beneficiary.

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The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

•	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

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•	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

•	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

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We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

•	processing applications for and issuing the Contracts;

•	processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

•	maintaining records;

•	administering annuity payouts;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing Contract confirmations;

•	providing toll-free inquiry services; and

•	furnishing telephone transaction privileges.

The risks we assume include:

•	the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

•	the risk that Death Benefits will exceed the actual Contract Value;

•	the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

•	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% for the sale of a Contract; however, we make no deduction for this commission payment from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

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Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%
1	6%
2	5%
3	4%
4	3%
5	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

•	upon the Annuitization of Contracts,

•	upon payment of a death benefit pursuant to the death of the Owner, or

•	from any values which have been held under a Contract for at least 60 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

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Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account. See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

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In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

•	the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

•	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

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Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

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At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. In some states, where approved by the state, at least $3,500 in Contract Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3500 minimum. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences. See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•	when the New York Stock Exchange (“Exchange”) is closed;

•	when trading on the Exchange is restricted;

•	when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

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•	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the BlackRock Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the BlackRock Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are

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currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,

•	providing written confirmation of the transaction, and

•	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

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Cyber Security Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us (in good order).

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter. Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter. You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

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Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less. If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

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Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and

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in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified

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periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate. This minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

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(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

• any MVA Withdrawal during the 30-day window;

• Death Benefit proceeds;

• your Contract on its Maturity Date; or

• any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1: [A1]

Original Deposit: $10,000

Original Deposit Date: May 2, 2016

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.25%.

On May 2, 2020, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 2, 2016 for seven year periods was 2.48%. The j rate available for three year periods on May 2, 2020 is 0.34%. The contract’s minimum guaranteed interest rate is 1.50%. There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 2, 2018 is $10,868.06. (10,000 × 1.04252).

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The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76. Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2

Original Deposit: $10,000

Original Deposit Date: August 1, 2016

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.00%.

On May 1, 2017, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2016 for seven year periods was 0.97%. The j rate available for six year periods on May 1, 2017 is 0.92%. The contract’s minimum guaranteed interest rate is 1.50%. There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2017 is $10,223.55. (10,000 × 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract. Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.

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Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In

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the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code , permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these

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limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision in the Contract comports with IRA qualification requirements. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

If your Contract was issued pursuant to a 403(b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract and transactions

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under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages. The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including

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foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Definition of Spouse under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not; under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all Contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

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CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI sells the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI. The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

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Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Most of the Funds make payments to ESI under their respective 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these Funds. In each case, these payments may total up to 0.35% of Variable Account assets invested in the particular Fund. Many of the Funds pay 0.25% of Variable Account assets under their respective 12b-1 plans, and some Funds do not have a 12b-1 Plan. Please see each Fund’s prospectus for information on 12b-1 payments.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

The financial statements of National Life, the Variable Account, and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information. The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

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GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life and annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life and annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

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Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time.

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

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STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY 5 CONTRACT

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectuses for the Sentinel Advantage Variable Annuity 5 and Sentinel Advantage Variable Annuity Contracts (each referred to as a “Contract”. The term “Contract” applies equally to the Sentinel Advantage Variable Annuity 5 and the Sentinel Advantage Variable Annuity unless otherwise indicated) both offered by National Life Insurance Company. You may obtain a copy of the applicable prospectus dated May 1, 2017 as supplemented from time to time, by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC’s website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

Dated May 1, 2017

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ADDITIONAL CONTRACT PROVISIONS

The Contract

Effective May 2, 2016 Sentinel Advantage Variable Annuity was not available for new issue.

The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life Insurance Company (“National Life” “we” “our” or “us”) cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

Assignment

Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt (in good order) and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Contract during 2016, which is based upon the indicated percentages of assets of each Fund attributable to the Sentinel Advantage Variable Annuity Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2016*
The Alger Portfolios	0.10%		$9,044.31
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	$0.00
American Century Variable Portfolios, Inc.	0.25	%(2)	$26,677.95
Dreyfus	0.20%		$5,252,27
Deutsche Investments VIT Funds	0.10	%(3)	$1,309.47
Fidelity® Variable Insurance Products	0.15	%(4)	$43,103.47
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$18,052.80
Invesco Variable Insurance Funds	0.25%		$6,467.62
JPMorgan Insurance Trust	0.20%		$1,779.66

3

Neuberger Berman Advisers Management Trust	0.15	%(6)	$10,148.23
Oppenheimer Variable Account Funds	0.25%		$4,004.64
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$35,938.02
Van Eck VIP Trust	0.20%		$8,781.47
Wells Fargo Variable Trust	0.25%		$10,368.08

*Note: Revenues received by National Life during 2016 may include revenues received in 2016 for services rendered in 2015.

(1) 0.05% with respect to the Small Mid Cap Value Portfolio.

(2) 0.10% with respect to the VP Inflation Protection Fund.

(3) 0.10% with respect to the DWS Variable Series II funds.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

The amount of this compensation with respect to the SAVA 5 during 2016, which is based upon the indicated percentages of assets of each Fund attributable to the Sentinel Advantage Variable Annuity Contract, is shown below:

Portfolios of the	% of Assets	Revenues Received By National Life During 2016*
The AllianceBernstein Variable Product Series Fund, Inc.	0.25%	$0.00
American Century Variable Portfolios, Inc.	0.25%	$0.00
American Funds	0.25%	$11.86
Black Rock	0.25%	$3.18
Fidelity® Variable Insurance Products	0.25%	$21.57
Goldman Sachs	0.25%	$0.00
Invesco Variable Insurance Funds[1]	0.25%	7.16
T. Rowe Price Equity Series, Inc.	0.25%	$32.13
Van Eck VIP Trust[2]	0.20%	$9.56

1 0.00% with respect to the V.I Diversified Dividend Fund and V.I Equity and Income Fund.

2 0.00% with respect to the VIP Emerging Markets Fund.

These arrangements may change from time to time, and may include more Funds in the future.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract

4

passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. (“ESI”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Contracts to the public on a continuous basis through ESI. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts. In addition, to promote sales of the Contracts and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including: (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans: and/or (6) health and welfare benefit programs.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account. However, commissions and other sales expenses are reflected in the fees and charges a contract owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Sentinel Advantage Variable Annuity Contract in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2014	$680,522	$0
2015	$630,025	$0
2016	$602,752	$0

* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

All of National Life’s outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial. Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of December 30, 2016 National Life’s total adjusted capital of $2,124,098,434 exceeded the authorized control level set forth in the keep well agreement. The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life

5

Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law. In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement. If National Life receives a “Perfection Notice” from the Commissioner of the Vermont Department of Financial Regulation, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

STATE REGULATION

National Life is subject to regulation and supervision by the State of Vermont’s Department of Financial Regulation, Insurance Diversion, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

LEGAL MATTERS

All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life’s authority to issue the Contracts, have been passed upon by Lisa Muller, Senior Counsel of National Life. Eversheds Sutherland (US)LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2016 and 2015, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2016; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Annuity Account II at December 31, 2016 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, included in this Statement of Additional Information, which is part of the registration statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

6

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts. In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of certain benefits under the Contract. To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statement as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreements.

F-000

National Life Insurance Company

Financial Statements and Supplemental
Schedules – Statutory-Basis

As of and for the Years Ended
December 31, 2016 and 2015

National Life Insurance Company

Financial Statements

Statutory-Basis

As of and for the Years ended December 31, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital and surplus, and of cash flow for each of the three years ended December 31, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation described in Note A.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Schedule of Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2017

National Life Insurance Company

Balance Sheets - Statutory-Basis

	December 31,
	2016	2015
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$5,285,283	$5,260,983
Preferred stocks	11,000	10,000
Common stocks	1,062,225	836,249
Mortgage loans	556,144	551,902
Real estate	63,822	80,297
Policy loans	526,657	533,875
Cash and short-term investments	94,534	125,424
Derivatives	51,669	19,819
Surplus notes	94,291	94,467
Other invested assets	176,410	280,387
Total cash and invested assets	7,922,035	7,793,403

Deferred and uncollected premiums	43,866	41,030
Accrued investment income	73,778	74,016
Federal income taxes recoverable	-	32,498
Net deferred tax asset	137,308	131,238
Receivables from affiliates	32,957	18,910
Notes receivable	33,623	33,623
Other admitted assets	293,316	303,300
Separate account assets	740,004	720,710

Total admitted assets	$9,276,887	$9,148,728

The accompanying notes are an integral part of these financial statements.

3

National Life Insurance Company

Balance Sheets - Statutory-Basis (continued)

	December 31,
	2016	2015
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,773,058	$2,649,606
Accident and health reserves, net of reinsurance	490,835	505,560
Liability for deposit-type contracts	186,225	162,665
Unpaid policy and contract claims	17,635	11,727
Policyholders' dividends	15,243	14,977
Other policy and contract liabilities	1,363	1,047
Total policy and contract liabilities	3,484,359	3,345,582

Funds held under coinsurance	2,812,983	2,941,283
Employee and agent benefits	74,879	76,659
Minimum pension benefit obligation	25,895	29,594
Interest maintenance reserve	29,497	30,202
Asset valuation reserve	75,609	78,771
Payable to affiliates	42	25,289
Derivatives	16,302	3,785
Other liabilities	98,994	124,935
Separate account liabilities	733,099	714,621
Total liabilities	7,351,659	7,370,721

Capital and surplus:
Surplus notes	190,330	190,330
Common stock, $1 par value:
Authorized - 2.5 million shares
Issued and outstanding - 2.5 million shares	2,500	2,500
Additional paid-in surplus	351,092	351,092
Special surplus funds	7,594	6,763
Unassigned surplus	1,373,712	1,227,322
Total capital and surplus	1,925,228	1,778,007

Total liabilities and capital and surplus	$9,276,887	$9,148,728

The accompanying notes are an integral part of these financial statements.

4

National Life Insurance Company

Statements of Operations - Statutory-Basis

	Year ended December 31,
	2016	2015	2014
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$331,101	$(2,918,970)	$411,817
Considerations for supplementary contracts with life contingencies	971	1,024	1,632
Net investment income	328,318	326,613	395,164
Amortization of interest maintenance reserve	3,503	5,961	5,087
Other income	29,219	74,752	24,802
Total premiums and other revenue	693,112	(2,510,620)	838,502
Benefits paid or provided:
Death benefits	70,418	91,187	214,164
Annuity benefits	46,750	37,256	42,412
Surrender benefits and other fund withdrawals	127,050	187,066	282,894
Other benefits	29,519	(61,706)	40,975
Increase (decrease) in policy reserves	108,727	(2,963,961)	(12,350)
Total benefits paid or provided	382,464	(2,710,158)	568,095
Insurance expenses:
Commissions	54,324	53,103	48,915
General and administrative expenses	345,156	200,813	176,300
Insurance taxes, licenses, and fees	12,833	10,827	12,537
Net transfers from separate accounts	(17,326)	(26,831)	(22,967)
Total insurance expenses	394,987	237,912	214,785
Gain (loss) from operations before dividends to policyholders, income taxes, and net realized capital (losses) gains	(84,339)	(38,374)	55,622
Dividends to policyholders	11,654	(23,176)	73,817
Gain (loss) from operations before income taxes and net realized capital (losses) gains	(95,993)	(15,198)	(18,195)
Federal income tax benefit (expense)	58,687	53,512	50,381
Gain (loss) from operations before net realized capital (losses) gains	(37,306)	38,314	32,186
Net realized capital (losses) gains	(13,823)	(26,305)	(13,107)
Net (loss) income	$(51,129)	$12,009	$19,079

The accompanying notes are an integral part of these financial statements.

5

National Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory-Basis

				Surplus Notes	Total
	Common	Paid-in	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus
	(In Thousands)
Balances at January 1, 2014	$2,500	$126,976	$1,077,454	$206,214	$1,413,144
Net income	-	-	19,079	-	19,079
Change in unrealized, net of deferred tax effects	-	-	40,077	-	40,077
Change in asset valuation reserve	-	-	(3,197)	-	(3,197)
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	(8,413)	-	(8,413)
Change in non-admitted assets	-	-	(9,421)	-	(9,421)
Change in deferred tax asset	-	-	24,153	-	24,153
Change in paid-in surplus	-	67,116	-	-	67,116
Other adjustments to surplus, net	-	-	(1,910)	527	(1,383)
Balances at December 31, 2014	2,500	194,092	1,137,822	206,741	1,541,155
Net income	-	-	12,009	-	12,009
Change in unrealized, net of deferred tax effects	-	-	11,007	-	11,007
Change in asset valuation reserve	-	-	6,071	-	6,071
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	2,948	-	2,948
Change in non-admitted assets	-	-	(26,967)	-	(26,967)
Change in deferred tax asset	-	-	(2,447)	-	(2,447)
Change in paid-in surplus	-	157,000	-	-	157,000
Change in ceding commission	-	-	87,391	-	87,391
Other adjustments to surplus, net	-	-	(512)	(9,648)	(10,160)
Balances at December 31, 2015	2,500	351,092	1,227,322	197,093	1,778,007
Beginning surplus adjustment	-	-	3,522	-	3,522
Net income	-	-	(51,129)	-	(51,129)
Change in unrealized, net of deferred tax effects	-	-	137,574	-	137,574
Change in asset valuation reserve	-	-	3,162	-	3,162
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	2,404	-	2,404
Change in non-admitted assets	-	-	(20,824)	-	(20,824)
Change in deferred tax asset	-	-	86,103	-	86,103
Dividends to stockholders	-	-	(10,000)	-	(10,000)
Change in paid-in-surplus	-	-	-	-	-
Change in ceding commission	-	-	(3,799)	-	(3,799)
Other adjustments to surplus, net	-	-	(623)	831	208
Balances at December 31, 2016	$2,500	$351,092	$1,373,712	$197,924	$1,925,228

The accompanying notes are an integral part of these financial statements.

6

National Life Insurance Company

Statements of Cash Flow - Statutory-Basis

	Year ended December 31,
	2016	2015	2014
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$431,840	$408,214	$416,135
Net investment income received	319,095	351,458	408,596
Benefits paid	(564,996)	(503,158)	(584,291)
Net transfers from Separate Accounts	18,270	28,222	24,213
Insurance expenses paid	(288,042)	(224,806)	(217,096)
Dividends paid to policyholders	(73,340)	(74,362)	(80,513)
Federal income taxes recovered (paid)	87,905	48,990	49,518
Other income received, net of other expenses paid	24,811	161,622	23,491
Net cash (used) provided by operating activities	(44,457)	196,180	40,053

Investing activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	840,142	650,465	988,720
Stocks	10,082	9,304	10,467
Mortgage loans	111,278	80,619	99,565
Real estate	19,532	6,585	475
Other invested assets	124,031	101,897	64,616
Miscellaneous proceeds	500	440	-
Total proceeds from sales, maturities, or repayments of investments	1,105,565	849,310	1,163,843
Cost of investments acquired:
Bonds	(850,589)	(792,085)	(975,412)
Stocks	(49,639)	(30,401)	(7,413)
Mortgage loans	(121,585)	(112,350)	(18,158)
Real estate	(1,794)	(1,671)	(2,594)
Other invested assets	(46,198)	(106,075)	(127,893)
Miscellaneous applications	(6,705)	(9,580)	(5,679)
Total cost of investments acquired	(1,076,510)	(1,052,162)	(1,137,149)
Net change in policy loans	7,218	12,864	12,784
Net cash provided (used) in investing activities	36,273	(189,988)	39,478

Financing and miscellaneous activities:
Other cash provided (applied):
Deposits on deposit-type contract funds and other liabilities without life contingencies	23,014	(27,308)	(405)
Surplus notes	-	(15,079)	-
Capital and paid in surplus, less treasury stock	18,000	109,000	-
Dividends to stockholders	-	-	-
Other cash (applied) provided	(63,720)	(38,619)	(50,616)
Net cash (applied) provided in financing and miscellaneous activities	(22,706)	27,994	(51,021)

Net (decrease) increase in cash and short-term investments	(30,890)	34,186	28,510
Cash and short-term investments:
Beginning of year	125,424	91,238	62,728
End of year	$94,534	$125,424	$91,238

The accompanying notes are an integral part of these financial statements.

7

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies

Description of Business

All of the outstanding shares of National Life Insurance Company (“National Life”, “NLIC”, “the Company”) are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as National Life Group (“the Group”). The Company is licensed in all 50 states and the District of Columbia. The Company, its upstream parents, and its subsidiaries and affiliates offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Group’s principal insurance product lines include whole life, term life, universal life, indexed universal life, variable universal life, fixed annuities, indexed annuities and variable annuities. The Group also offers mutual funds and investment brokerage services. The organization was founded in 1848, when the Company was chartered in Vermont. The Group employs approximately 1,050 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. The Company owns 100% of the stock of Life Insurance Company of the Southwest (“LSW”).

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners1 of National Life, and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation (the “Commissioner”) . Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities, and other related liabilities. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

1 The reference to “policyowner”, “policyholder”, and “policy” throughout this document includes both life insurance and annuity contract owners.

8

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Description of Business (continued)

In 2016, approximately 35% of total collected premiums and deposits are from residents of the states of New York, Florida and California.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of the Company. Catamount is a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with the Company to reinsure its Closed Block policies; the agreement was effective July 1, 2015. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

In 2016, Longhorn Reinsurance Company ("Longhorn") was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. All outstanding shares of Longhorn's common stock are owned directly by the Company. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2016, the Commissioner has the right to permit specific practices that deviate from NAIC SAP. The Company’s subsidiary Longhorn does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2016. The Company’s subsidiary Catamount does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2015.

9

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in preferred stock are reported at cost, including brokerage and other related fees. Under U.S. GAAP, these investments are classified as available-for-sale securities and reported at fair value; unrealized holding gains and losses are excluded from earnings and reported as a net amount in a separate component of shareholders’ equity until realized.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

Investments in low income housing tax credits (“LIHTC”) are accounted for using the proportional amortized cost method, and the amortization is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC are accounted for using the proportional amortization method, and the amortization of the investments is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

10

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included as Investment in Subsidiaries at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

11

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

Deferred Income Taxes: Deferred income tax assets and liabilities are cumulative temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criteria which include the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

12

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

The following are supplemental disclosures for cash flow information from non-cash transactions:

	Year Ended December 31,
	2016	2015
	(In Thousands)
Operating:
Capital contribution - Note Payable to affiliate	-	(18,000)
Affiliated noncash reinsurance transactions	-	3,124,001
Investing:
Dividend of subsidiary Catamount Reinsurance Company	(10,000)
Real estate acquired in satisfaction of debt	-	2,302
Bonds transferred to affiliate as part of initial reinsurance transaction	-	(279,961)
Financing:
Dividend of subsidiary Catamount Reinsurance Company	10,000	-
Surplus note acquired from parent as capital contribution	-	30,000
Affiliated noncash reinsurance transactions	-	(2,844,040)
Capital contribution - Note Receivable from affiliate	-	18,000

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year ended December 31			December 31
	2016	2015*	2014	2016	2015
	(In Thousands)
Statutory-basis	$(51,129)	$12,009	$19,079	$1,925,228	$1,778,007
Add (deduct) adjustments:
Investments	373,998	135,448	132,961	3,938,290	3,831,973
Policy acquisition costs	2,121	(8,457)	(11,633)	251,369	249,194
Nonadmitted assets	-	-	-	169,128	148,304
Policyholder reserves	(86,184)	84,624	1,259	(3,003,387)	(3,137,672)
Policyholder dividends	(57,393)	(93,684)	(14,903)	(18,942)	(26,612)
Asset valuation reserve	-	-	-	75,609	78,770
Interest maintenance reserve	(705)	(43,311)	10,999	29,497	30,202
Income taxes	909	(44,151)	4,134	(165,133)	(157,208)
Other comprehensive income, net	-	-	-	(175,772)	(145,361)
Other, net	(9,251)	85,330	(2,676)	(24,603)	(15,516)
Interest, Surplus Notes	-	-	-	(5,553)	(5,553)
GAAP-basis	$172,366	$127,808	$139,220	$2,995,731	$2,628,528

*	The significant changes from year to year are associated with the Catamount transaction.

13

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates, and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

Affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes and/or letter of credit issued. If the carrying value is negative, it is floored at zero in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down, and a realized loss is recognized.

14

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Investments (continued)

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and carried at fair value, with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. Swaps qualify as a fair value hedge and are carried on the same basis as the underlying hedged item in accordance with SSAP 86.

The Company has ownership interests of more than 3% in several limited partnerships. The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

15

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2016 balance sheet as follows:

•	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include short-term investments, U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

16

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds and derivatives. Separate account assets classified as Level 2 are primarily bonds.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include partnerships which are carried at the Company’s pro-rata share of the limited partnership’s net asset value (“NAV”), or its equivalent.

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have an NAIC 6 designation or that have been impaired. Bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments - Short-term investments consist of money market funds with observable market pricing, and are categorized into Level 1.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

17

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

Separate account assets - Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing, Level 2 where the balances represent government bonds carried at fair value, and Level 3 where the assets are partnerships which are carried as the pro-rata share of the limited partnership’s NAV.

Presented below is the fair value of all assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2016
Assets
Bonds	$-	$701	$-	$701
Common stock	14,764	-	9,579	24,343
Total debt and equity securities	14,764	701	9,579	25,044
Cash, cash equivalents, and short-term	91,834	2,699	-	94,533
Partnerships	-	-	135,021	135,021
Derivative assets	106	51,563	-	51,669
Total cash and investments	91,940	54,262	135,021	281,223
Separate account assets	649,169	75,370	15,465	740,004
Total assets	$755,873	$130,333	$160,065	$1,046,271

Liabilities
Derivative liabilities	$-	$16,302	$-	$16,302
Total liabilities	$-	$16,302	$-	$16,302

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2015
Assets
Bonds	$-	$386	$-	$386
Common stock	14,505	-	10,855	25,360
Total debt and equity securities	14,505	386	10,855	25,746
Short-term investments	113,500	-	-	113,500
Partnerships	-	-	204,653	204,653
Derivative assets	111	19,708	-	19,819
Total cash and investments	113,611	19,708	204,653	337,972
Separate account assets	678,905	29,733	12,072	720,710
Total assets	$807,021	$49,827	$227,580	$1,084,428
Liabilities
Derivative liabilities	$-	$3,785	$-	$3,785
Total liabilities	$-	$3,785	$-	$3,785

18

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2016

				Net
				Investment
				Gains/Loss in
				Earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Common Stock	10,855	-	-	-	-	325	-	(1,601)	-	9,579
Partnerships	$204,653	$-	$-	$(9,197)	$(4,296)	$52,842	$-	$(108,981)	$-	$135,021
Separate Account Assets	12,072	-	-	-	287	3,374	-	(268)	-	15,465
Total invested assets	$227,580	$-	$-	$(9,197)	$(4,009)	$56,541	$-	$(110,850)	$-	$160,065

At December 31, 2015

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Common Stock	10,687	-	-	-	-	654	-	(486)	-	10,855
Partnerships	$243,807	$-	$-	$(2,020)	$(21,312)	$84,858	$-	$(100,680)	$-	$204,653
Separate Account Assets	10,909	-	-	-	(271)	1,521	-	(87)	-	12,072
Total invested assets	$265,403	$-	$-	$(2,020)	$(21,583)	$87,033	$-	$(101,253)	$-	$227,580

During 2016 and 2015, there were no significant transfers between fair value levels 1 and 2.

19

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

At December 31, 2016

						Not Practicable
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(In Thousands)
Bonds	$5,536,784	$5,285,283	$227,319	$5,309,465	$-	$-
Preferred Stock	11,049	11,000	-	11,049	-	-
Common Stock	24,343	1,062,225	14,764	-	9,579	-
Mortgage Loans	566,169	556,144	-	-	566,169	-
Real Estate	64,500	63,822	-	64,500	-	-
Cash, Cash Equiv, and Short Term Inv	94,534	94,534	91,834	2,700	-	-
Derivative Asset	51,669	51,669	106	51,563	-	-
Other Invested Assets	282,823	270,701	-	106,220	135,021	41,582
Separate Account Assets	740,004	740,004	649,169	75,370	15,465	-
Derivative Liability	(16,302)	(16,302)	-	(16,302)	-	-

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Other Invested Assets	41,582			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

At December 31, 2015

						Not Practicable
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(In Thousands)
Bonds	$5,475,363	$5,260,983	$227,517	$5,247,846	$-	$-
Preferred Stock	9,992	10,000	-	9,992	-	-
Common Stock	25,360	836,249	14,505	-	10,855	-
Mortgage Loans	573,496	551,902	-	-	573,496	-
Real Estate	78,998	80,297	-	78,998	-	-
Cash and Short Term Investments	125,424	125,424	125,424	-	-	-
Derivative Asset	19,819	19,819	111	19,708	-	-
Other Invested Assets	385,715	374,854	-	105,328	204,653	75,734
Separate Account Assets	720,710	720,710	678,905	29,733	12,072	-
Derivative Liability	(3,785)	(3,785)	-	(3,785)	-	-

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Other Invested Assets	$75,734			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

20

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after -tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income in the Statements of Operations. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements which are considered operating leverage. In accordance with SSAP No. 52 Deposit-type Contracts the balance is included in the liability for deposit-type contracts. For more information see Note I – FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment and software is depreciated for a period not exceeding three years.

21

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Property and Equipment (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expense
	(In Thousands)
At December 31, 2016

EDP equipment	$33,026	$26,453	$4,036
Furniture	31,552	21,924	2,286
Software	184,338	109,193	20,496
Vehicles	394	247	44
Leasehold improvements	2,068	531	325
Property occupied by the Company	112,725	60,741	2,694
	$364,103	$219,089	$29,881

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expense
	(In Thousands)
At December 31, 2015

EDP equipment	$28,256	$22,417	$3,098
Furniture	24,995	19,638	1,706
Software	153,757	88,718	16,921
Vehicles	549	431	17
Leasehold improvements	919	206	168
Property occupied by the Company	110,773	58,047	2,653
	$319,249	$189,457	$24,563

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. During 2015 the Company expanded its Corporate Owned Life Insurance (“COLI”) program with existing carriers by purchasing additional COLI of $16.0 million. The total cash surrender value of these COLI contracts was $265.9 million and $255.7 million at December 31, 2016 and 2015, respectively, and is included in Other Admitted Assets on the Balance Sheets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $10.2 million, $9.0 million, and $8.3 million in 2016, 2015, and 2014, respectively, and is included in Other Income.

22

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. For term and traditional whole life business, reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. For fixed, indexed, and variable universal life, reserves are determined using the percentage rating and/or flat extra mortality associated with the policy. A substandard extra reserve is not separately computed. Table ratings for all life insurance policies expire after 20 years or at age 65, whichever is later.

23

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, 2000, and 2012 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A (“CIDA”) morbidity tables with the 1980 CSO mortality tables, 1985 CIDA table with 1980 CSO mortality tables and 2001 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2016 and 2015, the Company had $2.37 billion and $2.42 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2016 and 2015, reserves on the above inforce insurance totaled $31.5 million and $29.8 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

24

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, common stocks, and bonds, and are carried at fair value.

The Company had approximately $2.3 million and $1.8 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2016 and 2015, respectively.

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

25

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Subsequent Events

The Company has evaluated events subsequent to December 31, 2016 and through the statutory-basis financial statement issuance date of April 24, 2017. The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 1 – Disclosure of Accounting Policies, Risks & Uncertainties, and Other Disclosures

Effective in 2016, ASU 2014-15 (Presentation of Financial Statements – Going Concern) was adopted to include disclosure in the audited financial statements of the evaluation of substantial doubt of an entity’s ability to continue as a going concern. This update was issued to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. If substantial doubt exists, certain disclosures are required.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, surplus, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from those estimates.

26

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments

The carrying value and the fair value of investments in bonds are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2016
Bonds:
U.S. government obligations	$217,183	$10,149	$13	$227,319
Government agencies, authorities and subdivisions	313,433	8,550	4,938	317,045
Corporate:
Asset-backed securities	50,227	528	218	50,537
Communications	363,436	29,200	3,210	389,426
Consumer & retail	919,220	43,813	10,819	952,214
Financial institutions	566,723	46,561	2,703	610,581
Industrial and chemicals	515,887	37,668	5,450	548,105
REITS	139,971	2,184	1,485	140,670
Transportation	99,173	9,267	877	107,563
Utilities	581,998	42,226	8,594	615,630
Total corporate	3,236,635	211,447	33,356	3,414,726

Private placements	415,904	18,690	4,372	430,222
Mortgage-backed securities	1,102,128	58,121	12,777	1,147,472
Total bonds	$5,285,283	$306,957	$55,456	$5,536,784

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2015
Bonds:
U.S. government obligations	$214,541	$12,983	$7	$227,517
Government agencies, authorities and subdivisions	217,611	5,670	1,259	222,022
Corporate:
Communications	325,891	28,816	6,179	348,528
Consumer & retail	817,688	38,369	8,405	847,652
Financial institutions	555,600	58,133	2,219	611,514
Industrial and chemicals	507,500	28,039	22,359	513,180
REITS	140,946	1,987	2,047	140,886
Transportation	70,840	8,537	764	78,613
Utilities	659,178	34,821	42,369	651,630
Total corporate	3,077,643	198,702	84,342	3,192,003

Private placements	481,580	22,609	6,846	497,343
Mortgage-backed securities	1,269,608	78,836	11,966	1,336,478
Total bonds	$5,260,983	$318,800	$104,420	$5,475,363

27

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

A summary of the carrying value and fair value of investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(In Thousands)
Years to maturity:
One or less	$193,565	$198,237
After one through five	874,020	932,140
After five through ten	1,225,002	1,252,273
After ten	1,890,567	2,006,660
Mortgage-backed securities	1,102,129	1,147,474
Total	$5,285,283	$5,536,784

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in preferred and common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2016:
Preferred stocks	$11,000	$95	$46	$11,049
Unaffiliated common stocks	24,427	149	233	24,343
Total stocks	$35,427	$244	$279	$35,392

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2015:
Preferred stocks	$10,000	$-	$8	$9,992
Unaffiliated common stocks	26,479	71	1,190	25,360
Total stocks	$36,479	$71	$1,198	$35,352

28

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2016 and 2015:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2016
Bonds:
U.S. government obligations	$679	$13	$-	$-	$679	$13
Government agencies, authorities and subdivisions	106,288	4,938	-	-	106,288	4,938
Corporate:
Asset-backed securities	15,643	218	-	-	15,643	218
Communications	69,375	1,761	5,615	1,449	74,990	3,210
Consumer & retail	276,912	10,662	6,295	157	283,207	10,819
Financial institutions	99,448	2,590	6,886	113	106,334	2,703
Industrial and chemicals	100,316	3,053	22,771	2,397	123,087	5,450
REITS	68,013	1,485	-	-	68,013	1,485
Transportation	24,646	877	-	-	24,646	877
Utilities	72,670	1,310	55,069	7,284	127,739	8,594
Total Corporate	727,023	21,956	96,636	11,400	823,659	33,356

Private placements	48,644	1,828	28,905	2,544	77,549	4,372
Mortgage-backed securities	254,229	8,425	36,611	4,352	290,840	12,777
Total bonds	1,136,863	37,160	162,152	18,296	1,299,015	55,456

Preferred stocks	954	46	-	-	954	46
Common stocks	13,328	233	-	-	13,328	233
Total bonds and stocks	$1,151,145	$37,439	$162,152	$18,296	$1,313,297	$55,735

29

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2015
Bonds:
U.S. government obligations	$2,627	$7	$-	$-	$2,627	$7
Government agencies, authorities and subdivisions	97,208	1,259	-	-	97,208	1,259
Corporate:
Communications	101,873	3,521	6,950	2,658	108,823	6,179
Consumer & retail	242,027	7,924	11,127	481	253,154	8,405
Financial institutions	99,165	2,219	-	-	99,165	2,219
Industrial and chemicals	208,526	14,312	9,703	8,047	218,229	22,359
REITS	76,387	2,047	-	-	76,387	2,047
Transportation	14,092	764	-	-	14,092	764
Utilities	197,995	25,375	46,261	16,994	244,256	42,369
Total Corporate	940,065	56,162	74,041	28,180	1,014,106	84,342

Private placements	147,101	5,900	17,133	946	164,234	6,846
Mortgage-backed securities	172,600	3,680	92,519	8,286	265,119	11,966
Total bonds	1,359,601	67,008	183,693	37,412	1,543,294	104,420

Preferred stocks	9,992	8	-	-	9,992	8
Common stocks	12,982	1,190	-	-	12,982	1,190
Total bonds and stocks	$1,382,575	$68,206	$183,693	$37,412	$1,566,268	$105,618

In 2016, of the $37.1 million total unrealized losses on debt securities in the less than 12 months category, $22.0 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the consumer and retail, industrial and chemical, and financial institutions sectors. In 2016, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, tightened by approximately 42 basis points from 165 basis points at year end 2015 to 123 basis points as of year-end 2016. Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 251 basis points from 660 basis points at year-end 2015 to a level of 409 basis points at year-end 2016. While 10 and 30 year Treasuries finished modestly higher year over year finishing at 2.27% and 3.07%, respectively, all-time lows in rates were set in July at 1.36% and 2.10%. This generally created unrealized losses on bonds that were purchased in a lower interest rate environment. Corporate bond sectors under spread pressure during 2016 included the healthcare and pharmaceutical sectors, contributing $6.5 million in unrealized losses. These sectors were pricing in a growing probability of a repeal of the Affordable Care Act (ACA) and a decrease in specialty drug price inflation. The group continues to hold and monitor some individual credits that experienced adverse price action during this timeframe.

30

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Of the $18.3 million unrealized losses on debt securities in the 12 months or more category, $11.4 million was in the corporate bond portfolio concentrated in the utilities and industrial and chemical categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2016 are temporary.

The debt securities in an unrealized loss position in the 12 months or more category are concentrated in the energy sector with approximately $4.3 million in unrealized losses. The majority of the unrealized loss position in these securities is attributable to credit spread increases experienced during 2015 that did not fully recover in 2016. The Company has no intention to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

The table below includes all loan-backed securities for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

	Book/Adj Carrying
	Value Amortized		Recognized	Amortized cost
	Cost before		other-than-	after other-than-	Fair Value at
	current period	Projected	temporary	temporary	the time of
CUSIP	OTTI	Cash Flows	impairment	impairment	OTTI
	(In Thousands)
17311QBQ2	$2,618	$-	$(1,845)	$773	$1,548

Total			$(1,845)

The Company recorded $5.1 million, $7.2 million, and $1.1 million of other-than-temporary impairments on bonds in 2016, 2015, and 2014, respectively. There were no impairments recognized on common stock in 2016, 2015, and 2014.

31

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2016	2015
Geographic Region
New England	4.8%	5.2%
Middle Atlantic	8.0%	8.1%
East North Central	17.7%	17.6%
West North Central	11.3%	11.1%
South Atlantic	10.0%	15.0%
East South Central	3.7%	3.4%
West South Central	4.1%	5.3%
Mountain	14.9%	8.1%
Pacific	25.5%	26.2%
	100.0%	100.0%

	2016	2015
Property Type
Apartment	24.1%	11.8%
Retail	27.0%	22.7%
Office Building	24.6%	32.7%
Industrial	12.2%	17.7%
Mixed Use	8.6%	11.6%
Other Commercial	3.5%	3.5%
	100.0%	100.0%

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

32

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2016
						Total
	2.0x and				Less than	Carrying
LTV Range	Greater	1.5x to 1.99x	1.25x to 1.499x	1.0x to 1.249x	1.0x	Value
		(In Thousands)
< 50%	$149,724	$52,746	$18,584	$5,781	$1,652	$228,487
50% – 60%	39,281	27,694	12,902	14,546	-	94,423
60% – 70%	54,150	56,149	39,012	7,457	5,968	162,736
70% – 80%	-	-	22,754	15,664	-	38,418
80% – 90%	-	-	12,570	5,244	2,652	20,466
> 90%	-	-	5,898	-	5,716	11,614
Total	$243,155	$136,589	$111,720	$48,692	$15,988	$556,144

	Debt Service Coverage Ratios as of December 31, 2015
						Total
	2.0x and				Less than	Carrying
LTV Range	Greater	1.5x to 1.99x	1.25x to 1.499x	1.0x to 1.249x	1.0x	Value
		(In Thousands)
< 50%	$56,855	$75,265	$20,795	$3,301	$3,808	$160,024
50% – 60%	46,459	59,250	19,941	17,923	-	143,573
60% – 70%	-	36,556	48,353	29,052	1,950	115,911
70% – 80%	-	42,756	14,676	22,399	3,850	83,681
80% – 90%	-	-	-	10,840	2,193	13,033
> 90%	-	-	12,932	6,356	16,392	35,680
Total	$103,314	$213,827	$116,697	$89,871	$28,193	$551,902

33

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2016 and 2015, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2016	2015

Due in 1 year or less	5.8%	12.0%
Due after 1 year through 3 years	9.2%	18.8%
Due after 3 years through 5 years	17.4%	17.6%
Due after 5 years through 10 years	32.2%	26.4%
Due after 10 years through 15 years	29.4%	17.8%
Due after 15 years	6.0%	7.4%
	100.0%	100.0%

The fair value of mortgage loans at December 31, 2016 and 2015 was $566.2 million and $573.5 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2016, the Company originated mortgage loans of $121.6 million. The minimum and maximum lending rates for mortgage loans originated during 2016 were 2.99% and 4.10%, respectively. The Company did not reduce the interest rate on any outstanding mortgage loan in 2016. The Company reduced the interest rate on one outstanding mortgage loan in 2015. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 62%.

34

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

An age analysis of mortgage loans aggregated by type is as follows:

Age Analysis of Mortgage Loans:	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. Recorded Investment (All)
(a) Current	$556,144	$556,144	$551,902	$551,902
(b) 30-59 Days Past Due	-	-	-	-
(c) 60-89 Days Past Due	-	-	-	-
(d) 90-179 Days Past Due	-	-	-	-
(e) 180+ Days Past Due	-	-	-	-
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$-	$-	$-	$-
(b) Interest Accrued	-	-	-	-
3. Interest Reduced
(a) Recorded Investment	$-	$-	$5,898	$5,898
(b) Number of Loans	-	-	1	1
(c) Percent Reduced	0.0%	0.0%	1.6%	1.6%

Taxes, assessments and any amounts advanced and not included in the mortgage loans total were $35,535 and $41,047 as of December 31, 2016 and 2015, respectively.

Investment in impaired loans with or without allowance for credit losses:

	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. With Allowance for Credit Losses	$-	$-	$-	$-
2. No Allowance for Credit Losses	9,489	9,489	9,358	9,358

Interest income on non-performing loans is generally recognized on a cash basis.

35

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

Additional disclosures regarding impaired loans are as follows:

	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. Average Recorded Investment	$9,424	$9,424	$7,840	$7,840
2. Interest Income Recognized	538	538	658	658
3. Recorded Investments on Nonaccrual Status	-	-	-	-
4. Amount of Interest Income Recognized Using a	523	523	663	663

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan-to-value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

The Company has a high quality, well-performing commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower not to become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

36

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company had total recorded investments in restructured loans of $9.5 million and $18.4 million as of December 31, 2016 and 2015, respectively. The cumulative realized capital losses pertaining to these restructured loans was $3.3 million as of December 31, 2016 and 2015. The Company had no non-performing loans (delinquent more than 90 days) as of December 31, 2016 or December 31, 2015.

Low Income Housing Tax Credit Properties

The Company invested in LIHTC properties of $27.1 million and $75.7 million as of December 31, 2016 and 2015, respectively, which is less than 10% of total admitted assets. The Company accounts for these investments using the proportional amortized cost method. In 2016, 2015, and 2014, amortization of $12.7 million, $12.1 million, and $11.8 million was included in net investment income, respectively. The Company recognized $12.0 in tax credits and $2.9 million of other tax benefits in 2016, and $0 in tax credits and $2.7 million of other tax benefits in 2015. The remaining holding periods on these investments vary with the longest being 11 years, and the Company anticipates full absorption of all LIHTC. The required holding period is 15 years. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2016 on the LIHTC investments. The Company has $4.9 million in remaining commitments to be funded over the next eight years.

37

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2016:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Restricted Asset Category	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
FHLB capital stock	9,579,000	-	-	-	9,579,000	10,854,600	(1,275,600)	9,579,000	0.10%	0.10%
On deposit with state	6,957,229	-	-	-	6,957,229	6,952,274	4,955	6,957,229	0.07%	0.07%
Pledged as collateral to FHLB (including assets backing funding agreements)	240,070,955	-	-	-	240,070,955	82,637,011	157,433,944	240,070,955	2.54%	2.59%
Pledged as collateral not captured in other categories	2,999,072	-	-	-	2,999,072	2,498,912	500,160	2,999,072	0.03%	0.03%
Other restricted assets	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.28%	0.00%
Total Restricted Assets	286,384,256	-	-	-	286,384,256	111,580,797	174,803,459	259,606,256	3.03%	2.80%

Below provides detail for assets categorized as pledged as collateral not captured in other categories:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Description of Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Pledged assets for swaps	2,999,072	-	-	-	2,999,072	2,498,912	500,160	-	0.00%	0.00%
Total	2,999,072	-	-	-	2,999,072	2,498,912	500,160	-	0.00%	0.00%

38

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Restricted Assets

Below provides detail for assets categorized as other restricted assets:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Description of Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Cash collateral pledged from counterparties for derivative exposure	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.00%	0.00%
Total	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.00%	0.00%

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2016	2015	2014
		(In Thousands)
Income
Bonds	$268,673	$283,589	$297,557
Preferred stocks	315	-	-
Common stocks, unaffiliated	1,204	1,491	2,052
Common stocks, affiliated	-	-	30,000
Mortgage loans	29,792	33,818	32,827
Real estate*	13,384	14,332	10,903
Policy loans	27,602	28,670	29,327
Short-term investments and cash	199	14	6
Other invested assets	29,341	28,818	26,926
Derivative instruments	11,907	(10,331)	14,531
Other	487	390	236
Total investment income	382,904	380,791	444,365
Expenses
Depreciation	15,590	15,208	14,406
Interest expense	19,477	21,000	21,000
Other	19,519	17,970	13,795
Total investment expenses	54,586	54,178	49,201
Net investment income	$328,318	$326,613	$395,164

*Includes amounts for the occupancy of company-owned property of $6,477, $5,955, and $6,113 in 2016, 2015, and 2014, respectively.

39

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Net Investment Income

There was no nonadmitted accrued investment income at December 31, 2016, 2015 or 2014.

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2016	2015	2014
	(In Thousands)
Bonds and other debt securities
Gross gains	$14,895	$6,708	$25,210
Gross losses	(9,804)	(8,238)	(1,437)
Common stocks, unaffiliated
Gross gains	91	414	1,340
Gross losses	(700)	(450)	(325)
Partnerships
Gross gains	-	20	108
Gross losses	(9,197)	(2,040)	(5,332)
Other
Gross gains	2,347	676	279
Gross losses	(4,640)	(6,586)	(7,114)
Net realized capital (losses) gains	(7,008)	(9,496)	12,729
Amount transferred to IMR, net of tax	(4,305)	(3,638)	(24,748)
	(11,313)	(13,134)	(12,019)
Less federal income taxes on realized capital (losses) gains after effect of transfer to IMR	(2,510)	(13,171)	(1,088)
Net realized capital losses	$(13,823)	$(26,305)	$(13,107)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

40

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.6 million, $1.7 million, and $5.1 million of impairments on non-public limited partnerships in 2016, 2015 and 2014, respectively. These limited partnerships have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2016 or 2015.

C. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2016	2015
	(In Thousands)
Net deferred tax asset	$21,407	$16,746
Furniture and equipment	11,312	6,189
Software applications	125,635	115,319
Prepaid expenses	7,810	5,442
Other	2,965	4,608
Total nonadmitted assets	$169,129	$148,304

41

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

D. Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $511.9 million, $485.0 million, and $495.6 million in 2016, 2015, and 2014, respectively. Of those direct premiums, individual life premiums ceded were $162.1 million, $3,289.4 million, and $63.2 million for the years ended December 31, 2016, 2015, and 2014, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $22.9 billion and $23.0 billion of the $42.8 billion and $41.2 billion in force at December 31, 2016 and 2015, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2016 and 2015, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2016 and 2015. The Company’s largest reserve credit with a non-affiliate as of December 31, 2016 and 2015 was with Swiss Re for $135.0 million and $135.8 million, respectively.

No reinsurance agreements were in force at December 31, 2016 and 2015 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements with non-affiliates were enacted during the year which included life insurance policies inforce at the end of the previous year.

Effective July 1, 2015 the Company entered into a coinsurance with funds withheld agreement with Catamount domiciled under the laws of the state of Vermont. The agreement is for Catamount to reinsure National Life’s Closed Block policies, which includes policies that were in force and had existing reserves established by the Company as of the effective date of the agreement. The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2016	2015
	(In Thousands)
Insurance in force	$5,245,422	$5,564,958
Premiums	101,407	3,322,051
Policy reserves	2,974,410	3,109,384

42

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

D. Reinsurance (continued)

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”) . All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991. Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2016, 2015, and 2014 were $18.8 million, $20.3 million and $21.5 million, respectively.

In 2016, 2015, and 2014, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

E. Federal Income Taxes

The components of the net deferred tax asset (liability) at December 31 are as follows:

	2016			2015
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$224,397	$12,696	$237,093	$210,111	$8,632	$218,743
Valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	224,397	12,696	237,093	210,111	8,632	218,743
Nonadmitted deferred tax asset	(20,154)	(1,253)	(21,407)	(16,746)	-	(16,746)
Net deferred tax asset/ (liability)	204,243	11,443	215,686	193,365	8,632	201,997

Gross deferred tax liabilities	(71,515)	(6,863)	(78,378)	(65,789)	(4,970)	(70,759)
Net admitted deferred tax asset/ (liability)	$132,728	$4,580	$137,308	$127,576	$3,662	$131,238

	Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$14,286	$4,064	$18,350
Valuation allowance	-	-	-
Adjusted gross deferred tax assets	14,286	4,064	18,350
Nonadmitted deferred tax asset	(3,408)	(1,253)	(4,661)
Net deferred tax asset/ (liability)	10,878	2,811	13,689
Gross deferred tax liabilities	(5,726)	(1,893)	(7,619)
Net admitted deferred tax asset/ (liability)	$5,152	$918	$6,070

43

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2016			2015
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation. (The lesser of 1 and 2 below)	$132,728	$4,580	$137,308	$126,141	$5,097	$131,238
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	132,728	4,580	137,308	126,141	5,097	131,238
2. Adjusted gross deferred tax assets allowed per limitation threshold.	N/A	N/A	267,202	N/A	N/A	246,139
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities.	71,515	6,863	78,378	67,224	3,535	70,759
Deferred tax assets admitted as the result of application of SSAP 101.	$204,243	$11,443	$215,686	$193,365	$8,632	$201,997

	Change
	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation. (The lesser of 1 and 2 below)	$6,587	$(517)	$6,070
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	6,587	(517)	6,070
2. Adjusted gross deferred tax assets allowed per limitation threshold.	N/A	N/A	21,063
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities.	4,291	3,328	7,619
Deferred tax assets admitted as the result of application of SSAP 101.	$10,878	$2,811	$13,689

At December 31, 2016 and 2015, the following ratio percentages were used to determine recovery period and threshold limitation:

	2016	2015
	(In Thousands)
Ratio percentage	15%	15%
Total adjusted capital exDTA	1,917,838	1,771,654

44

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

At December 31, 2016 and 2015, tax planning strategies had the following impact on deferred tax assets:

	2016		2015
	Ordinary	Capital	Ordinary	Capital
	(In Thousands)		(In Thousands)
Adjusted Gross DTAs	$224,397	$12,696	$210,111	$8,632
Percentage of total gross deferred tax assets	56%	2%	58%	2%
Net admitted adjusted gross DTAs	$204,243	$11,443	$193,365	$8,632
Percentage of total net admitted deferred tax assets	97%	3%	97%	3%

	Change
	Ordinary	Capital
	(In Thousands)
Adjusted Gross DTAs	$14,286	$4,064
Percentage of total gross deferred tax assets	-2%	0%
Net admitted adjusted gross DTAs	$10,878	$2,811
Percentage of total net admitted deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There were no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes at December 31, 2016.

Federal current income taxes incurred consists of the following major components:

	2016	2015	Change
	(In Thousands)
Tax (benefit) on operations	$(46,670)	$(53,512)	$6,842
Tax (benefit) on realized capital gains/losses	4,017	14,444	(10,427)
Tax credits	(12,017)	-	(12,017)
Total current income taxes incurred	$(54,670)	$(39,068)	$(15,602)

45

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2016	2015	Change
	(In Thousands)
Deferred Tax Assets:
Ordinary
Reserves	$57,013	$52,984	$4,029
Deferred acquisition costs	42,644	42,266	378
Policyholder dividends	3,722	3,533	189
Fixed assets	47,931	42,528	5,403
Employee benefits	48,305	47,390	915
Tax credit carryforward	16,949	13,889	3,060
Other	7,833	7,521	312
Subtotal	224,397	210,111	14,286
Nonadmitted deferred tax assets	(20,154)	(16,746)	(3,408)
Admitted ordinary deferred tax assets	204,243	193,365	10,878

Capital
Capital invested assets	12,696	8,632	4,064
Nonadmitted deferred tax assets	(1,253)	-	(1,253)
Admitted capital deferred tax assets	11,443	8,632	2,811

Total admitted deferred tax assets	$215,686	$201,997	$13,689

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	$18,201	$15,451	$2,750
Fixed assets	26,019	22,368	3,651
Deferred and uncollected premiums	14,721	13,669	1,052
Reserves	1,155	1,676	(521)
Real estate	9,218	8,961	257
Employee benefits	-	1,328	(1,328)
Other	2,201	2,336	(135)
Total deferred tax liabilities	71,515	65,789	5,726

Capital
Capital invested assets	6,863	4,970	1,893

Total deferred tax liabilities	$78,378	$70,759	$7,619

Net admitted deferred tax asset (liability)	$137,308	$131,238	$6,070

46

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The Company's total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

	2016	2015
	(In Thousands)
Permanent Differences:
Pretax income computed at statutory rate	$(36,050)	$(8,643)
Amortization of IMR	(1,226)	(2,086)
Prior year taxes	(327)	(262)
Dividends received deduction	(1,766)	(2,099)
COLI	(3,763)	(3,341)
Interco management fee	(812)	(2,551)
Tax credits	(14,832)	(13,889)
Reinsurance gain in surplus	567	17,040
Other permanent differences	148	201
Total	$(58,061)	$(15,630)

Total current income taxes incurred	$(54,670)	$(39,068)
Current income tax in surplus	1,896	-
Adjusted (incr.) decr. in net deferred taxes	(5,287)	23,438
Total	$(58,061)	$(15,630)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2010. The Company's 2010, 2011, 2012 and 2013 consolidated federal income tax returns are under examination by the IRS.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015
(In Thousands)
Balance, beginning of year	$-	$-
Additions based on tax positions related to the current year	-	-
Additions (subtractions) for tax positions of prior years	-	-
Settlements	-	-
Balance, end of year	$-	$-

47

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

As of December 31, 2016, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2016, 2015, and 2014, the Company recognized no expense for interest and penalties. The Company has approximately $0.3 million and $0.2 million accrued for interest and penalties at December 31, 2016 and 2015, respectively.

As of December 31, 2016, the Company has no operating loss carryovers available. The Company has tax credit carryforwards in the amount of $16.9 million which will begin to expire in 2035.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
(In Thousands)
2016	$-	$-
2015	-	-
2014	-	-

There are no admitted deposits pursuant to Section 6603 Internal Revenue Code.

The Company's federal income tax return is consolidated with the following entities: LSW, Catamount, Longhorn, NLHC, NLVF, Sentinel Asset Management, Inc. (“SAMI”), Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

F. Information Concerning Parent, Subsidiaries and Affiliates

On March 6, 2015, National Life Distribution, LLC (“NLD”) was organized as a Vermont domestic limited liability company. LSW is the sole member of the LLC and paid cash of $100,000 on June 5, 2015 as a capital contribution. NLD is serving as a master agency for National Life Group's field force operations. All commission expenses continue to be incurred in the life companies.

48

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

During 2015, the Company made an initial capital contribution to Catamount of $10 million, comprised of $5 million shares at $1 par value per share, and $5 million additional paid in capital. Effective July 1, 2015, the Company entered into a coinsurance with funds withheld arrangement with Catamount. As a result of this transaction, the Company was paid a $136.0 million ceding commission, a portion of which was recorded in net income and the other portion through surplus. The amount recorded in surplus represents the gain on the reinsurance transaction and will be amortized into income as earnings arise from the business reinsured. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

During 2016, Longhorn Reinsurance Company was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital. NLIC procured a letter of credit (“LOC”) for the account of Longhorn, which will pay an ongoing procurement fee to NLIC for the LOC and agree to reimburse NLIC for any draw on the LOC. The LOC has a face amount of $110 million as of December 31, 2016.

On June 26, 2015, a $30 million surplus note receivable due from LSW was contributed to the Company from its parent, NLVF. The transaction was considered a capital contribution. This is reported as an increase to gross paid in and contributed surplus.

In 2016, the Company sold eleven partnerships to LSW totaling $64.3 million and five LIHTC investments totaling $36.0 million. In 2015, the Company sold seven partnerships to LSW totaling $45.6 million. The sale was recorded at the lower of book or fair value at the date of the transaction in accordance with SSAP 25 Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties.

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company, which was an affiliate of the Company. NLREH operations consisted primarily of management and operation of other real estate owned. On October 15, 2014, NLREH was dissolved; all assets were transferred to its parent NLVF as a return of capital with a simultaneous contribution of those assets from NLVF to the Company. The contribution resulted in an increase in surplus of $67.1 million.

In 2009, the Company made an $8.6 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid January 31, 2012. An amendment was made to the agreement with a revised due date of January 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points.

49

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

In 2008, the Company made a $25 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid on December 31, 2008. An amendment was made to the agreement with a revised due date of December 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points.

The Company owns 100% of LSW, whose carrying value exceeds 10% of the admitted assets of the Company. NLIC carries LSW at statutory equity less surplus notes issued of $30 million in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities. At December 31, 2016 the statement value of LSW’s assets and liabilities were $16,805.4 million and $15,737.6 million, respectively. LSW’s net income was $168.7 million for the year ended December 31, 2016.

The Company held equity interests in its affiliate, Sentinel Group Funds, Inc., of $14.3 million and $14.2 million as of December 31, 2016 and 2015, respectively. These investments represented 0.15% and 0.16% of total admitted assets as of December 31, 2016 and 2015, respectively.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets. There was $27.8 million receivable from LSW as of December 31, 2016 and $18.9 million payable to LSW as of December 31, 2015.

There is an IT cost sharing agreement between the Company and LSW. The Company received reimbursement of $33.8 million, $32.1 million, and $30.7 million under this IT agreement in December 31, 2016, 2015, and 2014 respectively. Under all cost allocation agreements with LSW, the Company received reimbursement of $212.9 million for the year ended December 31, 2016, and $76.7 million each year for the years ended December 31, 2015 and 2014. Under all cost allocation agreements with Catamount, the Company received reimbursement of $5.5 million and $3.7 million for the years ended December 31, 2016 and 2015, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company's assets or liabilities existed at December 31, 2016 and 2015.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2016 or 2015 to potentially move non-admitted assets into the parent or other affiliates.

50

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This pension plan is separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company's separate account were issued by the Company, but some investments are advised by an affiliate.

The Company sponsors other pension plans including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005. These plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned.

The Company also sponsors various defined contribution and deferred compensation plans.

51

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Change in benefit obligation
Benefit obligation, beginning of year	$87,386	$94,905	$82,413	$1,965	$2,049	$1,738
Service cost	230	661	560	-	-	-
Interest cost	3,311	3,333	3,778	74	72	79
Plan participants' contributions	-	-	-	163	174	185
Actuarial (gain) loss	(1,803)	(4,147)	15,587	(34)	24	474
Benefits paid	(7,306)	(7,366)	(7,433)	(473)	(354)	(379)
Plan amendments	-	-	-	-	-	-
Benefit obligation, end of year	$81,818	$87,386	$94,905	$1,695	$1,965	$2,097
Change in plan assets
Fair value of plan assets at beginning of year	$12,416	$14,004	$13,693	$-	$-	$-
Actual return on plan assets	1,312	(588)	517	-	-	-
Employer contribution	6,598	6,366	7,227	310	180	194
Plan participants' contributions	-	-	-	163	174	185
Benefits paid	(7,306)	(7,366)	(7,433)	(473)	(354)	(379)
Fair value of plan assets, end of year	13,020	12,416	14,004	-	-	-
Funded status	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)
Unrecognized actuarial losses	$-	$-	$-	$-	$-	$-
Unrecognized prior service cost (benefit)	-	-	-	-	-	-
Unrecognized transition obligation	-	-	-	-	-	-
Net activity subsequent to measurement date	-	-	-	-	-	-
Net amount recognized	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$-	$-	$-	$-	$-	$-
Minimum pension liability	-	-	-	-	-	-
Net amount recognized	$-	$-	$-	$-	$-	$-
Pension and other post-retirement benefit obligations liability	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)

Amounts recognized in unassigned funds (surplus):
Net transition asset or obligations	$-	$-	$-	$-	$-	$-
Net actuarial (gain) loss	26,617	30,453	35,188	(631)	(642)	(715)
Net prior service costs (benefits)	-	-	-	(92)	(218)	(344)
Net amount recognized	$26,617	$30,453	$35,188	$(723)	$(860)	$(1,059)

52

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Adjustments to Unassigned Funds (Surplus)
Items not yet recognized as a component of net period cost - prior year	$30,453	$35,023	$21,151	$(860)	$(1,059)	$(1,736)
Net transition asset or obligation recognized	-	-	-	-	-	-
Net prior service cost or credit recognized	-	-	-	126	126	126
Net gain or loss arising during the period	(2,266)	(2,583)	16,003	(34)	23	426
Net gain or loss recognized	(1,570)	(1,987)	(1,966)	45	50	125
Items not yet recognized as a component of net periodic cost - current year	$26,617	$30,453	$35,188	$(723)	$(860)	$(1,059)

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Components of net periodic benefit cost
Service cost	$230	$661	$560	$-	$-	$-
Interest cost	3,311	3,333	3,778	74	72	79
Expected (return) on plan assets	(849)	(975)	(934)	-	-	-
Amortization of unrecognized transition obligation or transition asset	-	-	-	-	-	-
Amortization of unrecognized gains and losses	1,570	1,987	1,966	(45)	(50)	(125)
Amount of prior service cost recognized	-	-	-	(126)	(126)	(126)
Total net periodic benefit cost	$4,262	$5,006	$5,370	$(97)	$(104)	$(172)

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses is $1.4 million for pension plans. The estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit are ($0.1) million and ($0.1) million, respectively, for other postretirement plans.

53

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

In accordance with SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions, the underfunded benefit obligation was $25.9 million, $29.6 million and $34.1 million at December 31, 2016, 2015 and 2014, respectively.

The total accumulated benefit obligation was $81.1 million, $85.8 million and $91.8 million at December 31, 2016, 2015 and 2014, respectively.

In 2016, 2015, and 2014, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	3.85%	3.95%	3.65%	3.85%	3.95%	3.65%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	3.95%	3.65%	4.80%	3.95%	3.65%	4.80%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A
c. Expected long-term rate of return on plan assets	7.00%	7.00%	7.00%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2016, 2015 and 2014. The HCCTR of 5.0% is the ultimate trend rate.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $1.8 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.6 million and the service and interest cost of net periodic postretirement benefit cost by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

In 2015, the Company changed the amortization period for one of its plans where all or almost all of the participants are inactive. For this plan, the change in amortization base was from average future service to average future life expectancy in accordance with SSAP No. 102 Accounting for Pensions. The change in methodology resulted in a decrease of net periodic expense of $1.7 million in 2015.

54

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	December 31, 2016	December 31, 2015
Fixed Income	41%	38%
Equities	52%	51%
Group annuity contract and other	7%	11%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income and 0-10% alternative investments when measured at fair value.

The Company's expected long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income and the Company's historical and projected experience on long-term projections by investment research organizations.

55

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2016	2015
		(In Thousands)
Equities – unaffiliated	Equity Funds	$6,818	$6,337
	Total equities	6,818	6,337
Fixed income	Aerospace/Defense	109	42
	Banking	109	-
	Cable	122	-
	Chemicals	102	73
	Retailers	316	79
	Energy	85	-
	Food and Beverage	294	222
	Health Care	43	45
	Insurance - Health	70	44
	Insurance - Property and Casualty	255	136
	Insurance - Life	96	-
	Machine Construction	139	87
	Manufacturing	191	90
	Media	111	86
	Pharmaceuticals	327	191
	Real Estate Investment Trusts	84	-
	Technology	208	94
	Transportation	206	99
	Utilities	477	-
	Wirelines	46	43
	Bond Funds	1,895	3,402
	Total fixed income	5,285	4,733
Partnerships		702	545
Cash		25	38
Group annuity		164	754
	Total Investments (1) (2)	$12,994	$12,407

(1)	Includes investments totaling $1,237 in 2016 and $2,816 in 2015 advised by SAMI.

(2)	The difference to total plan assets shown of $13,020 or 2016 and $12,417 for 2015 shown in the changes in plan assets are accruals for income and liabilities.

56

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The valuation techniques used for the plan assets are:

Common stock - Common stocks consist of mutual funds that are traded daily and have a net asset value. These securities are categorized as Level 1.

Corporates - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the fair value hierarchy. Level 1 consists of bond mutual funds that are traded daily and have a readily determinable net asset value.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership's net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

57

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The valuation of plan assets for 2016 and 2015 are as follows:

2016 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$6,818	$-	$-	$-	$6,818
Corporates	1,895	3,419	-	-	5,314
Partnerships	-	-	702	-	702
Cash	25	-	-	-	25
Group annuity	-	164	-	-	164
Total Assets	$8,738	$3,583	$702	$-	$13,023
Liabilities
Total Liabilities	-	-	-	3	3
Total Plan Assets	$8,738	$3,583	$702	$(3)	$13,020

2015 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$6,337	$-	$-	$-	$6,337
Corporates	3,402	1,342	-	-	4,744
Partnerships	-	-	545	-	545
Cash	38	-	-	-	38
Group annuity	-	754	-	-	754
Total Assets	$9,777	$2,096	$545	$-	$12,418
Liabilities
Total Liabilities	-	-	-	1	1
Total Plan Assets	$9,777	$2,096	$545	$(1)	$12,417

During 2016 and 2015, there were no significant transfers between fair value Levels 1 and 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2016 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument's fair value.

Net
		Investment						Transfer
2016 Level 3	Beginning	Gain					Transfer In	Out of	Ending
Assets	Balance	(Loss)	Purchases	Issuances	Sales	Settlements	to Level 3	Level 3	Balance
(in thousands)
Limited Partnerships	$545	$153	$12	$-	$(8)	$-	$-	$-	$702

58

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2016, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit
Year	Payments	Payments	Total Payments
(In Thousands)
2017	$7,374	$171	$7,545
2018	7,197	166	7,363
2019	7,101	160	7,261
2020	6,906	154	7,060
2021	6,671	148	6,819
2022-2026	27,460	643	28,103

The Company's general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company's expected contribution for 2017 into its separately funded defined benefit pension plan for agency employees is approximately $0.3 million.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company’s assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2016, 2015, and 2014, was $1.9 million, $1.7 million and $1.3 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents’ 401(k) plan was $0.8 million for the years ended December 31, 2016, 2015, and 2014, respectively.

59

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

For all of the Company's defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

The Company participates in plans that are sponsored by its parent company, NLVF. The Company has no ongoing obligation in connection with these plans outside of contributing towards the annual cost for the Company's employees who participate in these plans. The Company expense in connection with these plans was $20.9 million, $13.3 million and $18.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

The Company has outstanding surplus notes with a principal balance of $190.3 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were originally issued at $200 million in exchange for cash. During 2015, the Company repurchased $9.7 million of the notes. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $20.0 million in 2016 and had $5.6 million of unapproved interest that was not accrued at December 31, 2016. Total interest paid on the surplus note is $155.2 million. The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, whose approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2016 and 2015, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

60

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5.0 million in the state of VT, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. Special surplus funds were $7.6 million and $6.8 million as of December 31, 2016 and 2015, respectively.

In 2016, the Company transferred its ownership of Catamount to NLVF as a dividend of $10 million. No dividends were paid or received by the Company in 2015. In 2014, the Company received a $30.0 million ordinary dividend from LSW. Certain dividends declared by the Company in excess of the greater of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

During 2016, the Company did not receive any capital contributions. On September 29, 2015, the Company received a $109 million capital contribution from its parent, NLVF, which was reported as an increase to gross paid in and contributed surplus. Effective December 31, 2015, the Company received a capital contribution of $18 million from NLVF, and simultaneously made a capital contribution to its subsidiary, LSW, for $18 million. The contribution is reflected as a note receivable as of December 31, 2015, which is an admitted asset on the balance sheet. The cash was settled February 19, 2016, prior to the filing of the 2015 financial statements. The Company received approval from the Vermont Department of Financial Regulation to treat the note as an admitted asset. During 2014, the Company did not receive any capital contributions.

As of December 31, 2016, the Company had securities of $7.0 million in insurance department special deposit accounts.

61

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity. It is part of the Company's strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements, which are considered operating leverage and are included in liability for deposit-type contracts. The proceeds have been invested in a discrete pool of fixed income assets. The Company has a maximum borrowing capacity of approximately $1.5 billion, based on its membership investment base. Further information regarding our FHLB agreements is as follows:

FHLB Capital Stock - Aggregate Totals

At December 31, 2016	General
	Account	Total
	(In Thousands)

Membership Stock - Class A	$-	$-
Membership Stock - Class B	4,711	4,711
Activity Stock	4,868	4,868
Excess Stock	-	-
Aggregate Total	$9,579	$9,579

Actual or estimated borrowing capacity as determined by the insurer		$1.5 billion

At December 31, 2015	General
	Account	Total
	(In Thousands)

Membership Stock - Class A	$-	$-
Membership Stock - Class B	5,180	5,180
Activity Stock	3,563	3,563
Excess Stock	2,112	2,112
Aggregate Total	$10,855	$10,855

Actual or estimated borrowing capacity as determined by the insurer		$1.7 billion

62

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements (continued)

FHLB Membership Stock (Class A and B) Eligible for Redemption

6 Months to
	Current Period	Not Eligible for	Less Than	Less than	1 to Less than
	Total	Redemption	6 Months	1 Year	3 Years	3 to 5 Years
(In Thousands)
Class A	$-	$-	$-	$-	$-	$-
Class B	4,711	4,711	-	-	-	-

Collateral Pledged to FHLB

Total Collateral Pledged

At December 31, 2016

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

At December 31, 2015

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$86,665	$82,637	$79,175
Total	$86,665	$82,637	$79,175

Maximum Collateral Pledged

During 2016

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

During 2015

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$170,484	$158,862	$136,900
Total	$170,484	$158,862	$136,900

63

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements (continued)

Borrowing from FHLB

At December 31, 2016

	General		Funding Agreements
	Account	Total	Reserves Established
	(In Thousands)
Debt	$-	$-	$-
Funding Agreements	102,075	102,075	102,075
Other	-	-	-
Aggregate Total	$102,075	$102,075	$102,075

At December 31, 2015

	General		Funding Agreements
	Account	Total	Reserves Established
	(In Thousands)
Debt	$-	$-	$-
Funding Agreements	79,175	79,175	79,175
Other	-	-	-
Aggregate Total	$79,175	$79,175	$79,175

Maximum amount borrowed during the period ended December 31, 2016:

	General
	Account	Total
	(In Thousands)
Debt	$-	$-
Funding Agreements	102,075	102,075
Other	-	-
Aggregate Total	$102,075	$102,075

The Company has no prepayment obligations under the funding arrangements with the FHLB.

64

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies

Business Risks

A combination of oil prices, Federal Reserve policy, the UK Brexit vote, aggressive global central bank quantitative easing programs and the US Presidential Election drove risk sentiment throughout 2016. The early stages of the year saw markets anticipate broader banking sector and economic contagion as WTI oil prices collapsed in February before eventually bottoming while the Federal Reserve pulled back on their tightening expectations. A recovery in oil prices and upsizing of quantitative easing including the purchase of corporate bonds by the European Central Bank resulted in a firmer footing for risk markets and a decline in global bond yields in Q2. Following the surprise outcome of the UK Brexit vote market participants anticipated an increase in global central bank bond purchases from the Bank of England and easier global central bank monetary policy leading to a “reach for yield” in both duration and risk assets. Longer maturity Treasury yields declined to their lows of the year in July but were quick to reverse in the back half of the year as growth and inflation data accelerated, the Federal Reserve began signaling an interest rate increase in December and a surprise victory for President Trump brought forth anticipation of de-regulation, tax reform and economic stimulus. At the conclusion of 2016, financial markets were anticipating that the Federal Reserve would increase the federal funds rate by greater than two 25bps increments in 2017 resulting in a year-end target range of 100-125bps from its year end 2016 level of 50-75bps. The Bloomberg High Yield Index tightened materially in 2016 while equity markets largely tracked the performance of credit markets. The Treasury market ended the year with yields marginally higher than where they began the year due primarily to Q4 2016 representing one of the worst total return quarters for the bond market of the last 30 years.

The commercial mortgage market in 2016 continued the trend from prior years with an ever increasing appetite for high quality loans among life insurance companies, banks and CMBS capital sources. With the relative value proposition of commercial mortgage loans remaining intact for 2016, the life insurance industry established a new record of funding at approximately $75 billion. The commercial mortgage portfolio credit metrics showed continued improvement in 2016; nevertheless, there are several loans in the portfolio that exhibit greater risk due to the lack of a clear exit strategy as it relates to the location of the collateral, sponsorship and/or tenancy. Based on the underwriting today, the aforementioned potential risks are being carefully considered with respect to market liquidity, repeat sponsors with ample financial strength and appropriate credit tenancy analysis. The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.

65

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

As of December 31, 2016 and 2015, the Company held $92.4 million and $103.8 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $94.5 million and $109.4 million at December 31, 2016 and December 31, 2015, respectively. The Company had other-than-temporary impairments related to CMBS investments of $1.8 million and $2.6 million as of December 31, 2016 and 2015, respectively. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses. For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2016, the Company’s over-the-counter notional exposure to derivative counterparties totaled $616.5 million with a combined market value of $35.4 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2016, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $3.4 million. For more information on derivatives see Note O - Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

66

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•	In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2016, the Company had outstanding $791.7 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•	The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate required to be paid under the contracts and the rate of return earned on general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates earned on general account investments, thereby reducing spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

67

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•	Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

•	In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

68

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.

69

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

In April 2016, the Department of Labor (“DOL”) released a final regulation redefining who is a “Fiduciary,” as well as new class exemptions from the prohibited transaction provisions, (collectively, the “Rule”) under the Employee Retirement Income Security Act (“ERISA”). Under the revised Fiduciary definition, virtually all registered representatives providing advice to an ERISA governed plan, a plan fiduciary, plan participant or Individual Retirement Account (“IRA”) investor will be considered a Fiduciary on the regulation’s applicability date, April 10, 2017. Typical brokerage commissions for securities products would result in Prohibited Transactions for Fiduciaries, requiring the use of a new Prohibited Transaction Exemption, known as the Best Interest Contract Exemption (“BICE”). The definition of the term “Fiduciary” is currently under review, with a potential outcome that could rescind or revise the current rule as well as change the applicability date. The Company will monitor the DOL study once it is undertaken by the DOL, and adapt to any resulting changes in the regulation.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $63.6 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2016, the Company had accrued assessment charges of $0.6 million with expected payment over the next ten years. The Company has also recorded a related asset of $1.3 million for premium tax credits, which are expected to be realized through 2025.

70

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company currently leases rights to the use of certain data processing hardware from NTT Data (formerly known as Dell Systems Corporation). This agreement was extended through January 31, 2025. The following is a schedule of future minimum lease payments as of December 31, 2016:

Operating
Year	Leases
(In Millions)
2017	$6.0
2018	6.0
2019	6.0
2020	6.0
2021	6.0
Thereafter	18.5
Total minimum lease payments	$48.5

The Company also has a services contract with NTT Data (formerly Dell). In total, the Company paid $13.4 million and $15.0 million in 2016 and 2015, respectively.

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The contract expires January 1, 2020. Expense paid under the contract with NTT was $29.6 million and $25.0 million in 2016 and 2015, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

71

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. As described in Note D - Reinsurance, the Company entered into a reinsurance transaction with Catamount to reinsure the Closed Block policies. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2016 and 2015, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

For the Year Ended December 31,	2016	2015	2014
	(in thousands)
Income Statement Data

Revenues:
Premiums and considerations	$103,404	$116,130	$125,130
Net investment income	139,426	147,944	153,367
Total revenues	242,830	264,074	278,497

Benefits and Expenses:
Change in reserves	(142,140)	(60,190)	(106,642)
Policy benefits	312,436	249,074	304,729
Operating expenses	3,311	3,516	3,736
Commissions	1,049	1,177	1,286
Other expenses	1,192	1,710	1,922
Total benefits and expenses	175,848	195,287	205,031

Dividends to policyholders	(51,996)	(62,187)	(62,464)
Income tax (expense) benefit	(1,438)	2,246	2,489
Net realized capital gains (losses)	3,526	(482)	13,499

Net income	$17,074	$8,364	$26,990

72

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

L. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2016, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
	General	Account
	Account	Nonguaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$14,040	$-	$14,040	1.0%
At book value less current surrender charge of 5% or more	145,481	10,993	156,474	10.8%
Total with adjustment or at market value	159,521	10,993	170,514	11.8%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	633,845	157,882	791,727	55.1%
Not subject to discretionary withdrawal	192,187	283,536	475,723	33.1%
Total annuity reserves and deposit fund liabilities - before reinsurance	985,553	452,411	1,437,964	100.0%
Less reinsurance ceded	-	-	-	-
Net annuity reserves and deposit fund liabilities	$985,553	$452,411	$1,437,964	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2016, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$6,319	$2,561
Ordinary renewal	35,149	41,190
Total	$41,468	$43,751

73

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2016 and 2015 the Company’s separate account assets included legally insulated assets of $733.1 million and $714.8 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $6.9 million and $6.1 million as of December 31, 2016 and 2015, respectively. The seed money is invested pursuant to general account directives.

	2016	2015
	(In Thousands)
Separate account premiums and considerations	$24,265	$23,718

Reserves for accounts with assets at fair value	732,028	712,796

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2016	2015
	(In Thousands)
Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of 5% or more	$28,526	$34,036

Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of less than 5%	419,965	420,275

Not subject to discretionary withdrawal	283,537	258,485
Total reserves	$732,028	$712,796

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, was as follows:

	2016	2015	2014
	(In Thousands)
Net transfers to (from) separate accounts	$(17,564)	$(27,251)	$(23,509)
Reconciling items	238	420	542
Total	$(17,326)	$(26,831)	$(22,967)

74

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

N. Separate Accounts (continued)

As of December 31, 2016, the general account had a maximum guarantee for separate account liabilities of $3.0 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,
2016	$3,725
2015	72,356
2014	89
2013	127,084
2012	105,380

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,
2016	$48,001
2015	57,215
2014	59,021
2013	63,295
2012	73,322

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, interest rate swaps, swaptions, forwards and futures based on the Standard & Poor’s (“S&P 500”), Russell 2000 and the MSCI Emerging Markets indices in order to hedge its obligation with respect to indexed products. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased, are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

75

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

O. Derivative Financial Instruments (continued)

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options only from highly rated counterparties. However, in the event the counterparty failed to perform, the Company’s loss would be equal to the fair value of the net options, less any collateral held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option, futures, or swap contracts. The amount of collateral that may be required for future or swap trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

As part of managing interest rate risk in its funding agreement business, the Company also enters into interest rate swaps. These swaps are primarily pay -fixed for receive -floating interest rate swaps designed to mitigate the interest rate risk in the assets used to back the funding agreements. These swaps are in qualifying hedging relationships and are therefore held in the same manner in which the hedged instruments are recorded.

The face or contract amount of futures, options purchased, options written, swaptions purchased, and interest rate swaps (original amount for futures, notional amounts for options and swaps) at December 31 were as follows:

	2016	2015
	(In Thousands)
Futures	$1,881	$2,469
Options purchased	524,890	435,600
Swaptions purchased	500,000	500,000
Interest rate swaps	72,350	73,350
Options written	482,620	396,140

76

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

O. Derivative Financial Instruments (continued)

The carrying value of options, swaps, swaptions and futures at December 31 were as follows:

	2016	2015	Primary Underlying Risk Exposure
	(In Thousands)
Options purchased	$49,591	$17,098	Equity market
Swaptions purchased	1,256	1,161	Interest rates
Interest rate swaps	716	1,449	Interest rates
Options written	(16,302)	(3,785)	Equity market
Futures purchased	106	111	Equity market
Net carrying value	$35,367	$16,034

P. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2016		2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Thousands)
Bonds	$5,285,283	$5,536,784	$5,260,983	$5,475,363
Preferred stocks	11,000	11,049	10,000	9,992
Mortgage loans	556,144	566,169	551,902	573,496
Policy loans	526,657	628,740	533,875	671,169
Investment product liabilities	717,565	698,146	726,100	701,232

Fair value for bonds and preferred stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

77

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

P. Fair Value of Financial Instruments (continued)

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

78

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts (Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Small Cap Growth Fund, AllianceBernstein VPS Balanced Wealth Strategy, AllianceBernstein VPS Growth, AllianceBernstein International Growth, AllianceBernstein VPS International Value, AllianceBernstein Real Estate Investment, AllianceBernstein Small Mid Cap Portfolio, AllianceBernstein VPS Small/Mid Cap Value, AllianceBernstein VPS Value, ACVP Income & Growth, ACVP Inflation Protection, ACVP International, ACVP Ultra, ACVP Value, ACVP Capital Appreciation, ACVP Value, American Funds Asset Allocation, American Funds Global Bond, American Funds Growth-Income, American Fund Global Growth & Income, American Fund High-Income Bond, American Fund New World, Blackrock Equity Dividend V.I. Fund, Blackrock iShares Alternative Strategies V.I. Fund, Blackrock Government Money Market V.I. Fund, Deutsche Variable Series II Small Mid Cap Value VIP, Deutsche Variable Series II Large Cap Value VIP, Deutsche Investments VIT Small Cap Index VIP, Dreyfus Appreciation Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, FVIPF Equity Income, FVIPF Growth, FVIPF High Income, FVIPF Overseas, FVIPF II Contrafund, FVIPF Contrafund, FVIPF Disciplined Small Cap, FVIPF Disciplined Small Cap, FVIPF Dynamic Capital Appreciation, FVIPF Growth Opportunities, FVIPF Index 500, FVIPF Mid Cap, FVIPF II Index 500, FVIPF III Mid Cap, FVIPF III Value Strategies, FVIPF V Investment Grade Bond, FVIPF V Money Market, FVIPF Real Estate, Franklin Templeton Foreign VIP, Franklin Templeton Global Real Estate VIP, Franklin Templeton Mutual Global Discovery Securities, Franklin Templeton High Income VIP, Franklin Templeton Mutual Global Discovery, Franklin Templeton Mutual Shares VIP, Franklin Templeton Rising Dividends, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small-Midcap Growth Securities Fund, Franklin Templeton US Government, Goldman Sachs VIT Growth Opportunities Fund, Invesco Diversified Dividend Fund, Invesco Equity & Income Fund, Invesco V.I Global Health Care Fund, Invesco V.I. Government Securities Fund, Invesco V.I. Mid Cap Growth Fund, Invesco V.I Technology Fund, JP Morgan Insurance Trust Small Cap Core, Neuberger Berman Mid Cap Growth, Neuberger Berman Large Cap Value, Neuberger Berman Short Duration Bond, Neuberger Berman Mid Cap Growth Class S, Neuberger Berman Socially Responsive, Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Main Street Small Cap/VA, Oppenheimer Global Strategic Income/VA, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Mid Cap, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, T Rowe Price Mid Cap Growth, T Rowe Price Personal Strategies Balanced, Van Eck VIP Trust Unconstrained Emerging Markets Bond, Van Eck VIP Trust Emerging Markets, Van Eck VIP Trust Global Hard Assets Portfolio, Van Eck VIP Trust Global Hard Assets Fund, Wells Fargo Variable Trust Discovery, and Wells Fargo Variable Trust Opportunity) constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance Company, the "Sponsor Company") at December 31, 2016, and the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the sub-accounts' advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 26, 2017

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2016

		Sentinel Advantage		Sentinel Advantage 5
Total Assets and Net Assets:		Product		Product
Investments in shares of mutual fund portfolios at market value:		Accumulation	Unit	Accumulation	Unit
(contractholder accumulation units and unit value)		Units	Value	Units	Value

Alger American Capital Appreciation Fund	$2,085,694	96,337.00	21.65	-	-
Alger American Large Cap Growth Fund	$7,875,766	321,452.02	24.50	-	-
Alger American Small Cap Growth Fund	$1,233,097	58,092.98	21.23	-	-
AllianceBernstein Balanced Wealth Strategy Fund	$583	-	-	57.46	10.15
AllianceBernstein VPS Growth Fund	$6,049	-	-	596.97	10.13
AllianceBernstein VPS International Growth Fund	$280,591	18,691.08	15.01	-	-
AllianceBernstein VPS International Value Fund	$2,368,985	164,547.09	14.40	-	-
AllianceBernstein VPS Real Estate Investment Fund	$36,768	-	-	3,637.13	10.11
AllianceBernstein VPS Small Midcap Value Fund	$14,017	-	-	1,200.38	11.68
AllianceBernstein VPS Small/Mid Cap Value Fund	$1,938,685	57,124.21	33.94	-	-
AllianceBernstein VPS Value Fund	$32,741	1,487.31	22.01	-	-
American Century VP Income & Growth Portfolio	$2,011,647	98,990.83	20.32	-	-
American Century VP Inflation Protection Portfolio	$1,366,415	100,003.85	13.66	-	-
American Century VP International Portfolio	$3,480,225	222,078.68	15.67	-	-
American Century VP Ultra Portfolio	$54,222	2,830.93	19.15	-	-
American Century VP Value Portfolio	$3,900,466	120,387.91	32.40	-	-
American Century VP Capital Appreciation Fund	$9,166	-	-	889.90	10.30
American Century VP Value	$6,529	-	-	581.65	11.23
American Funds AFIS Asset Allocation Fund	$12,736	-	-	1,208.63	10.54
American Funds AFIS Global Bond Fund	$35,910	-	-	3,782.39	9.49
American Funds AFIS Growth-Income Fund	$12,538	-	-	1,165.33	10.76
American Funds AFIS Global Growth & Income Fund	$5,196	-	-	494.72	10.50
American Funds AFIS High-Income Bond Fund	$8,856	-	-	813.71	10.88
American Funds AFIS New World Fund	$5,723	-	-	555.76	10.30
Blackrock Equity Dividend V.I. Fund	$7,189	-	-	645.85	11.13
Blackrock iShares Alternative Strategies V.I. Fund	$16,410	-	-	1,670.86	9.82
Blackrock Government Money Market V.I. Fund	$219,049	-	-	22,085.42	9.92
Deutsche Small Mid Cap Value Portfolio	$1,508,492	59,112.13	25.52	-	-
Deutsche Large Cap Value Portfolio	$257,160	20,652.97	12.45	-	-
Deutsche Small Cap Index Fund	$92,098	3,266.02	28.20	-	-
Dreyfus VIP Appreciation Portfolio	$408,568	21,769.03	18.77	-	-
Dreyfus VIP Opportunistic Small Cap Portfolio	$375,517	22,559.64	16.65	-	-
Dreyfus VIP Quality Bond Portfolio	$1,549,679	112,891.12	13.73	-	-
Dreyfus VIP Socially Responsible Growth Fund	$397,635	29,864.15	13.31	-	-
Fidelity VIP Equity Income Portfolio	$5,223,317	204,739.41	25.51	-	-
Fidelity VIP Growth Portfolio	$4,539,172	179,839.94	25.24	-	-
Fidelity VIP High Income Portfolio	$3,170,766	183,893.04	17.24	-	-
Fidelity VIP Overseas Portfolio	$2,913,562	192,807.81	15.11	-	-
Fidelity VIP Contrafund II Portfolio	$7,541,102	197,898.64	38.11	-	-

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2016

		Sentinel Advantage		Sentinel Advantage 5
Total Assets and Net Assets:		Product		Product
Investments in shares of mutual fund portfolios at market value:		Accumulation	Unit	Accumulation	Unit
(contractholder accumulation units and unit value)		Units	Value	Units	Value

Fidelity VIP Contrafund	$46,700	-	-	4,402.34	10.61
Fidelity VIP Disciplined Small Cap Fund	$127,543	-	-	10,531.61	12.11
Fidelity VIP Dynamic Capital Appreciation Fund	$165,196	-	-	16,057.70	10.29
Fidelity VIP Growth Opportunities Fund	$4,196	-	-	408.20	10.28
Fidelity VIP Index 500	$80,517	-	-	7,458.67	10.80
Fidelity VIP Midcap	$11,691	-	-	1,072.36	10.90
Fidelity VIP Index 500 II Portfolio	$10,916,915	406,256.57	26.87	-	-
Fidelity VIP Mid Cap Portfolio	$3,367,106	117,085.26	28.76	-	-
Fidelity VIP Value Strategies Portfolio	$226,053	6,943.72	32.56	-	-
Fidelity VIP Investment Grade Bond Portfolio	$5,305,347	299,638.57	17.71	-	-
Fidelity VIP Money Market Portfolio	$6,534,842	578,420.22	11.30	-	-
Fidelity VIP Real Estate Portfolio	$41,825	-	-	4,170.17	10.03
Franklin Templeton Foreign VIP	$1,570,411	101,626.10	15.45	-	-
Franklin Templeton Global Real Estate VIP	$908,486	61,515.18	14.77	-	-
Franklin Templeton Global Discovery VIP	$911,675	44,859.32	20.32	-	-
Franklin Templeton High Income VIP Fund	$13,928	-	-	1,276.80	10.91
Franklin Templeton Mutual Global Discovery VIP Fund	$5,425	-	-	490.68	11.06
Franklin Templeton Mutual Shares VIP	$876,636	46,179.95	18.98	-	-
Franklin Templeton Rising Dividends	$32,747	-	-	3,050.68	10.73
Franklin Templeton Small Cap Value VIP	$394,271	14,969.20	26.34	-	-
Franklin Templeton Small-Midcap Growth VIP	$331,593	16,880.03	19.64	-	-
Franklin Templeton US Government VIP	$882,744	79,384.08	11.12	-	-
Goldman Sachs Growth Opportunities Fund	$926	-	-	93.07	9.95
Invesco V.I. Diversified Dividend Fund	$7,518	-	-	711.40	10.57
Invesco V.I. Equity & Income Fund	$27,757	-	-	2,484.83	11.17
Invesco V.I. Global Health Care Fund	$1,600,272	88,324.56	18.12	-	-
Invesco V.I. Government Securities Fund	$5,568	-	-	567.56	9.81
Invesco V.I. Mid Cap Growth Fund	$621,607	44,501.81	13.97	-	-
Invesco V.I. Technology Fund	$921,412	130,274.52	7.07	-	-
JP Morgan Insurance Trust Small Cap Core Portfolio	$705,145	23,632.73	29.84	-	-
Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio	$672,737	26,355.75	25.53	-	-
Neuberger Berman Advisors Management Trust Large Cap Value Portfolio	$1,101,726	52,085.15	21.15	-	-
Neuberger Berman Advisors Management Trust Short Duration Bond Portfolio	$4,032,453	388,067.20	10.39	-	-
Neuberger Berman Advisors Management Trust Mid Cap Growth Class S	$458,067	46,553.06	9.84	-	-
Neuberger Berman Advisors Management Trust Socially Responsive Portfolio	$98,381	3,829.49	25.69	-	-
Oppenheimer Conservative Balanced Fund / VA	$222,198	12,447.46	17.85	-	-
Oppenheimer Main Street Small Cap Fund / VA	$217,177	6,753.24	32.16	-	-
Oppenheimer Global Strategic Income Fund / VA	$1,250,953	81,187.23	15.41	-	-

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2016

		Sentinel Advantage		Sentinel Advantage 5
Total Assets and Net Assets:		Product		Product
Investments in shares of mutual fund portfolios at market value:		Accumulation	Unit	Accumulation	Unit
(contractholder accumulation units and unit value)		Units	Value	Units	Value

Sentinel Variable Products Trust Balanced Fund	$8,991,631	349,885.42	23.63	69,631.18	10.39
Sentinel Variable Products Trust Bond Fund	$8,426,573	421,619.60	19.53	19,728.29	9.83
Sentinel Variable Products Trust Common Stock Fund	$16,668,799	546,417.92	29.93	29,312.09	10.73
Sentinel Variable Products Trust Mid Cap Fund (1)	$-	-	-	-	-
Sentinel Variable Products Trust Small Company Fund (1)	$18,423,134	307,204.83	59.57	10,755.28	11.51
T Rowe Price Equity Series Blue Chip Growth Portfolio	$2,046,553	88,114.07	22.83	3,374.17	10.47
T Rowe Price Equity Series Equity Income Portfolio	$4,636,200	237,688.72	19.50	44.90	11.14
T Rowe Price Equity Series Health Sciences Portfolio	$2,016,006	50,637.36	38.95	4,436.54	9.86
T Rowe Price Equity Series Mid Cap Growth II	$9,245	-	-	885.98	10.43
T Rowe Price Equity Series Personal Strategy Balanced Portfolio	$366,205	17,444.93	20.99	-	-
Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio	$1,371,630	130,744.19	10.49	-	-
Van Eck VIP Trust Emerging Markets Portfolio	$1,441,476	61,267.72	23.53	-	-
Van Eck VIP Trust Global Hard Assets Portfolio	$1,549,839	115,958.73	13.37	-	-
Van Eck VIP Global Hard Assets Fund	$51,483	-	-	4,619.16	11.15
Van Eck VIP Long/Short Equity Index Fund	$14,619	-	-	1,450.43	10.08
Wells Fargo VT Discovery Fund	$2,298,948	62,806.72	36.60	-	-
Wells Fargo VT Opportunity Fund	$2,186,970	56,567.26	38.66	-	-

(1) Effective June 17, 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

				AllianceBernstein Variable
	Alger American Fund			Products
	Capital	LargeCap	Small Cap	Balanced
	Appreciation	Growth	Growth	Wealth Strategy	Growth

Investment income:
Dividend income	$3,964	$-	$-	$-	$-

Expenses:
Mortality and expense risk and administrative charges	29,926	113,108	17,281	3	15

Net investment (loss) gain	(25,962)	(113,108)	(17,281)	(3)	(15)

Realized and unrealized gain (loss) on investments
Capital gains distributions	16,430	29,038	170,263	-	-

Net realized gain (loss) from shares sold	91,565	489,732	(140,388)	-	-

Net unrealized (depreciation) appreciation on investments	(101,584)	(597,413)	24,207	(6)	21

Net realized and unrealized gain (loss) on investments	6,411	(78,643)	54,082	(6)	21

(Decrease) increase in net assets resulting from operations	$(19,551)	$(191,751)	$36,801	$(9)	$6

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	AllianceBernstein Variable Products
	International	International	Real Estate	Small/Mid Cap	Small/Mid Cap	VPS
	Growth	Value	Investment	Value	Value	Value

Investment income:
Dividend income	$-	$30,856	$36	$-	$11,040	$702

Expenses:
Mortality and expense risk and administrative charges	4,131	32,583	90	52	25,480	535

Net investment (loss) gain	(4,131)	(1,727)	(54)	(52)	(14,440)	167

Realized and unrealized (loss)gain on investments
Capital gains distributions	-	-	120	-	103,723	-

Net realized gain (loss) from shares sold	6,440	46,873	(12)	2	120,977	563

Net unrealized (depreciation) appreciation on investments	(29,092)	(90,680)	(403)	1,323	184,613	1,619

Net realized and unrealized (loss) gain on investments	(22,652)	(43,807)	(295)	1,325	409,313	2,182

(Decrease) increase in net assets resulting from operations	$(26,783)	$(45,534)	$(349)	$1,273	$394,873	$2,349

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century Variable Products
	Income &	Inflation				Capital
	Growth	Protection	International	Ultra	Value	Appreciation	Value

Investment income:
Dividend income	$48,128	$31,271	$39,201	$157	$65,369	$-	$24

Expenses:
Mortality and expense risk and administrative charges	28,372	20,484	50,877	709	52,798	18	15

Net investment gain (loss)	19,756	10,787	(11,676)	(552)	12,571	(18)	9

Realized and unrealized gain(loss) on investments
Capital gains distributions	39,036	11,039	-	1,863	-	-	-

Net realized gain (loss) from shares sold	87,037	(48,926)	179,948	3,778	288,492	1	1

Net unrealized appreciation (depreciation) on investments	85,683	76,277	(431,345)	(3,357)	353,360	184	477

Net realized and unrealized gain (loss) on investments	211,756	38,390	(251,397)	2,284	641,852	185	478

Increase (decrease) in net assets resulting from operations	$231,512	$49,177	$(263,073)	$1,732	$654,423	$167	$487

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Funds
	Asset	Global	Growth -	Global	High Income	New
	Allocation	Bond	Income	Growth & Income	Bond	World

Investment income:
Dividend income	$138	$133	$126	$78	$387	$30

Expenses:
Mortality and expense risk and administrative charges	39	91	53	5	40	16

Net investment gain (loss)	99	42	73	73	347	14

Realized and unrealized gain(loss) on investments
Capital gains distributions	-	-	-	-	-	-

Net realized gain (loss) from shares sold	-	(2)	-	-	-	(1)

Net unrealized appreciation (depreciation) on investments	51	(1,247)	309	(102)	(84)	(192)

Net realized and unrealized gain (loss) on investments	51	(1,249)	309	(102)	(84)	(193)

Increase (decrease) in net assets resulting from operations	$150	$(1,207)	$382	$(29)	$263	$(179)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Blackrock			Deutsche Variable Series II
	Equity	iShares	Government	Small Mid Cap	Large Cap	Small
	Dividend	Alternative	Money Market	Value	Value	Cap Index

Investment income:
Dividend income	$20	$424	$94	$3,496	$1,957	$1,060

Expenses:
Mortality and expense risk and administrative charges	8	32	738	20,097	3,821	1,267

Net investment gain (loss)	12	392	(644)	(16,601)	(1,864)	(207)

Realized and unrealized gain(loss) on investments
Capital gains distributions	121	-	-	159,369	14,029	7,357

Net realized gain (loss) from shares sold	3	(1)	-	103,877	8,692	1,865

Net unrealized appreciation (depreciation) on investments	67	(711)	-	(41,690)	(39,609)	7,694

Net realized and unrealized gain (loss) on investments	191	(712)	-	221,556	(16,888)	16,916

Increase (decrease) in net assets resulting from operations	$203	$(320)	$(644)	$204,955	$(18,752)	$16,709

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Dreyfus Variable Investment Fund
		Opportunistic	Quality	Socially
	Appreciation	Small Cap	Bond	Responsible

Investment income:
Dividend income	$6,845	$-	$28,848	$5,196

Expenses:
Mortality and expense risk and administrative charges	5,808	4,856	22,741	5,497

Net investment gain (loss)	1,037	(4,856)	6,107	(301)

Realized and unrealized gain(loss) on investments
Capital gains distributions	63,480	28,419	-	39,481

Net realized gain (loss) from shares sold	13,302	21,003	990	13,947

Net unrealized (depreciation) appreciation on investments	(51,734)	6,530	(4,218)	(19,333)

Net realized and unrealized gain (loss) on investments	25,048	55,952	(3,228)	34,095

Increase (decrease) in net assets resulting from operations	$26,085	$51,096	$2,879	$33,794

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Product Funds
	Equity		High				Disciplined
	Income	Growth	Income	Overseas	Contrafund II	Contrafund	Small Cap

Investment income:
Dividend income	$112,544	$1,764	$164,522	$43,361	$59,674	$249	$506

Expenses:
Mortality and expense risk and administrative charges	70,038	65,229	45,273	44,662	106,331	133	364

Net investment gain (loss)	42,506	(63,465)	119,249	(1,301)	(46,657)	116	142

Realized and unrealized gain(loss) on investments
Capital gains distributions	325,406	458,909	-	5,139	630,979	-	-

Net realized (loss) gain from shares sold	(42,013)	263,813	21,963	83,344	293,148	-	226

Net unrealized appreciation (depreciation) on investments	439,419	(699,431)	257,169	(308,254)	(428,198)	527	14,840

Net realized and unrealized gain (loss) on investments	722,812	23,291	279,132	(219,771)	495,929	527	15,066

Increase (decrease) in net assets resulting from operations	$765,318	$(40,174)	$398,381	$(221,072)	$449,272	$643	$15,208

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Product Funds
	Dynamic	Growth
	Capital Apprec	Opportunities	Index 500	Mid Cap II	Index 500 II

Investment income:
Dividend income	$1,007	$1	$997	$18	$153,491

Expenses:
Mortality and expense risk and administrative charges	508	3	354	14	145,512

Net investment gain (loss)	499	(2)	643	4	7,979

Realized and unrealized gain(loss) on investments
Capital gains distributions	-	-	-	1	10,862

Net realized gain (loss) from shares sold	24	-	-	-	398,091

Net unrealized appreciation (depreciation) on investments	3,018	(26)	1,582	179	614,635

Net realized and unrealized gain (loss) on investments	3,042	(26)	1,582	180	1,023,588

Increase (decrease) in net assets resulting from operations	$3,541	$(28)	$2,225	$184	$1,031,567

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Product Funds
		III Value	V Investment	V Money	Real
	III Mid Cap	Strategies	Grade Bond	Market	Estate

Investment income:
Dividend income	$16,203	$2,413	$126,923	$7,262	$514

Expenses:
Mortality and expense risk and administrative charges	45,857	2,959	80,878	100,590	135

Net investment (loss) gain	(29,654)	(546)	46,045	(93,328)	379

Realized and unrealized gain(loss) on investments
Capital gains distributions	200,291	-	2,825	-	219

Net realized gain (loss) from shares sold	174,994	443	(17,626)	-	(9)

Net unrealized (depreciation) appreciation on investments	(3,051)	18,093	166,050	-	(1,243)

Net realized and unrealized gain (loss) on investments	372,234	18,536	151,249	-	(1,033)

Increase (decrease) in net assets resulting from operations	$342,580	$17,990	$197,294	$(93,328)	$(654)

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	High	Mutual Global
	Securities	Real Estate	Discovery	Income VIP	Discovery II

Investment income:
Dividend income	$29,418	$11,790	$17,017	$-	$-

Expenses:
Mortality and expense risk and administrative charges	21,249	13,646	12,634	52	4

Net investment gain (loss)	8,169	(1,856)	4,383	(52)	(4)

Realized and unrealized gain(loss) on investments
Capital gains distributions	26,349	-	69,073	-	-

Net realized (loss) gain from shares sold	(4,760)	72,180	12,994	-	-

Net unrealized appreciation (depreciation) on investments	47,364	(69,482)	11,563	299	90

Net realized and unrealized gain (loss) on investments	68,953	2,698	93,630	299	90

Increase (decrease) in net assets resulting from operations	$77,122	$842	$98,013	$247	$86

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton Variable Insurance Products Trust
	Mutual Shares	Rising	Small Cap	Small-Midcap	US
	Securities	Dividends II	Value	Growth	Government

Investment income:
Dividend income	$16,451	$-	$3,138	$-	$24,324

Expenses:
Mortality and expense risk and administrative charges	11,592	73	5,140	4,363	12,279

Net investment gain (loss)	4,859	(73)	(2,002)	(4,363)	12,045

Realized and unrealized gain(loss) on investments
Capital gains distributions	67,771	-	57,659	36,437	-

Net realized gain (loss) from shares sold	22,445	-	20,998	(8,598)	(11,404)

Net unrealized appreciation (depreciation) on investments	13,226	675	17,367	(15,692)	(7,857)

Net realized and unrealized gain (loss) on investments	103,442	675	96,024	12,147	(19,261)

Increase (decrease) in net assets resulting from operations	$108,301	$602	$94,022	$7,784	$(7,216)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Goldman Sachs	Invesco V.I.
	Growth	Diversified	Equity &	Global Health	Government	Mid Cap
	Opportunities	Dividend	Income II	Care	Securities	Growth	Technology

Investment income:
Dividend income	$-	$7	$90	$-	$44	$-	$-

Expenses:
Mortality and expense risk and administrative charges	1	21	68	24,982	18	9,117	13,472

Net investment (loss) gain	(1)	(14)	22	(24,982)	26	(9,117)	(13,472)

Realized and unrealized (loss)gain on investments
Capital gains distributions	4	-	175	260,304	-	64,470	41,841

Net realized gain (loss) from shares sold	-	-	1	165,483	(1)	28,298	49,287

Net unrealized (depreciation) appreciation on investments	(15)	414	1,098	(647,930)	(155)	(86,009)	(102,735)

Net realized and unrealized (loss) gain on investments	(11)	414	1,274	(222,143)	(156)	6,759	(11,607)

(Decrease) increase in net assets resulting from operations	$(12)	$400	$1,296	$(247,125)	$(130)	$(2,358)	$(25,079)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	JP Morgan
	Insurance
	Trust	Neuberger Berman Advisors Management Trust
	Small	Mid Cap	Large Cap	Short	Mid Cap Growth	Socially
	Cap Core	Growth	Value	Duration Bond	Class S	Responsive

Investment income:
Dividend income	$3,466	$-	$7,853	$48,837	$-	$663

Expenses:
Mortality and expense risk and administrative charges	9,021	9,702	14,248	57,758	6,116	1,114

Net investment (loss) gain	(5,555)	(9,702)	(6,395)	(8,921)	(6,116)	(451)

Realized and unrealized gain(loss) on investments
Capital gains distributions	54,166	31,648	86,083	-	22,293	3,407

Net realized gain (loss) from shares sold	40,233	(15,669)	51,674	(50,755)	(4,183)	(22)

Net unrealized appreciation (depreciation) on investments	24,111	14,992	106,825	53,760	(268)	6,907

Net realized and unrealized gain (loss) on investments	118,510	30,971	244,582	3,005	17,842	10,292

Increase (decrease) in net assets resulting from operations	$112,955	$21,269	$238,187	$(5,916)	$11,726	$9,841

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Oppenheimer Variable Products
	Conservative	Main Street	Global Strategic
	Balanced	Small Cap	Income

Investment income:
Dividend income	$4,683	$480	$56,610

Expenses:
Mortality and expense risk and administrative charges	3,063	2,701	16,963

Net investment gain (loss)	1,620	(2,221)	39,647

Realized and unrealized gain(loss) on investments
Capital gains distributions	-	7,394	-

Net realized gain (loss) from shares sold	1,693	2,268	(13,955)

Net unrealized appreciation (depreciation) on investments	4,147	23,785	30,234

Net realized and unrealized gain (loss) on investments	5,840	33,447	16,279

Increase (decrease) in net assets resulting from operations	$7,460	$31,226	$55,926

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap (1)	Company (1)

Investment income:
Dividend income	$120,205	$175,120	$267,728	$6,897	$11,496

Expenses:
Mortality and expense risk and administrative charges	121,105	121,677	229,557	28,218	217,172

Net investment (loss) gain	(900)	53,443	38,171	(21,321)	(205,676)

Realized and unrealized gain(loss) on investments
Capital gains distributions	146,453	-	1,378,760	410,102	1,280,801

Net realized gain (loss) from shares sold	198,838	(105,390)	647,562	(459,942)	117,789

Net unrealized appreciation (depreciation) on investments	137,456	4,071	(539,837)	196,187	1,707,607

Net realized and unrealized gain (loss) on investments	482,747	(101,319)	1,486,485	146,347	3,106,197

Increase (decrease) in net assets resulting from operations	$481,847	$(47,876)	$1,524,656	$125,026	$2,900,521

(1) In 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	T Rowe Price Equity Services
	Blue Chip	Equity	Health	Mid Cap	Personal
	Growth	Income	Sciences	Growth II	Strategy

Investment income:
Dividend income	$-	$92,427	$-	$-	$6,294

Expenses:
Mortality and expense risk and administrative charges	28,570	64,011	28,958	18	5,295

Net investment (loss) gain	(28,570)	28,416	(28,958)	(18)	999

Realized and unrealized gain(loss) on investments
Capital gains distributions	-	433,862	15,191	604	8,239

Net realized gain (loss) from shares sold	213,429	480,523	143,663	-	296

Net unrealized (depreciation) appreciation on investments	(209,668)	(208,112)	(414,660)	(341)	9,106

Net realized and unrealized gain (loss) on investments	3,761	706,273	(255,806)	263	17,641

(Decrease) increase in net assets resulting from operations	$(24,809)	$734,689	$(284,764)	$245	$18,640

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

						Wells Fargo Variable Trust
	Van Eck VIPT					Funds
	Unconstrained	Emerging	Global Hard	Global Hard	Long/Short
	Emerging Markets	Markets	Assets	Assets II	Equity Index	Discovery	Opportunity

Investment income:
Dividend income	$-	$6,926	$5,489	$-	$-	$-	$47,638

Expenses:
Mortality and expense risk and administrative charges	20,022	20,922	20,269	130	29	32,793	31,875

Net investment (loss) gain	(20,022)	(13,996)	(14,780)	(130)	(29)	(32,793)	15,763

Realized and unrealized gain(loss) on investments
Capital gains distributions	-	7,504	-	-	-	178,577	236,511

Net realized (loss) gain from shares sold	(139,777)	(22,365)	(135,898)	9	-	192,236	133,136

Net unrealized appreciation (depreciation) on investments	231,900	19,758	670,530	2,115	248	(199,942)	(154,664)

Net realized and unrealized gain (loss) on investments	92,123	4,897	534,632	2,124	248	170,871	214,983

Increase (decrease) in net assets resulting from operations	$72,101	$(9,099)	$519,852	$1,994	$219	$138,078	$230,746

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

				AllianceBernstein Variable
	Alger American Funds			Products
	Capital	Large Cap	Small Cap	Balanced
	Appreciation	Growth	Growth	Wealth Strategy	Growth

Net investment (loss) gain	$(25,962)	$(113,108)	$(17,281)	$(3)	$(15)

Realized and unrealized gain (loss) on investments
Capital gains distributions	16,430	29,038	170,263	-	-

Net realized gain (loss) from shares sold	91,565	489,732	(140,388)	-	-

Net unrealized (depreciation) appreciation on investments	(101,584)	(597,413)	24,207	(6)	21

Net realized and unrealized gain (loss) on investments	6,411	(78,643)	54,082	(6)	21

(Decrease) increase in net assets resulting from operations	(19,551)	(191,751)	36,801	(9)	6

Accumulation unit transactions:
Participant deposits	40,273	90,427	4,163	592	-
Transfers between investment sub-accounts and general account, net	50,163	192,627	(54,438)	-	6,043
Net surrenders and lapses	(224,856)	(974,288)	(202,580)	-	-
Contract benefits	(40,150)	(28,439)	(24,399)	-	-
Loan collateral interest received	37	84	-	-	-
Transfers for policy loans	434	(117)	-	-	-
Contract charges	(1,680)	(3,590)	(1,003)	-	-
Other	3	1,823	1,094	-	-

Total net accumulation unit transactions	(175,776)	(721,473)	(277,163)	592	6,043

(Decrease) increase in net assets	(195,327)	(913,224)	(240,362)	583	6,049

Net assets, beginning of period	$2,281,021	$8,788,990	$1,473,459	$-	$-

Net assets, end of period	$2,085,694	$7,875,766	$1,233,097	$583	$6,049

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	AllianceBernstein Variable Products
	International	International	Real Estate	Small/Mid Cap	Small/Mid Cap	VPS
	Growth	Value	Investment	Value II	Value	Value

Net investment (loss) gain	$(4,131)	$(1,727)	$(54)	$(52)	$(14,440)	$167

Realized and unrealized (loss) gain on investments
Capital gains distributions	-	-	120	-	103,723	-

Net realized gain (loss) from shares sold	6,440	46,873	(12)	2	120,977	563

Net unrealized (depreciation) appreciation on investments	(29,092)	(90,680)	(403)	1,323	184,613	1,619

Net realized and unrealized (loss) gain on investments	(22,652)	(43,807)	(295)	1,325	409,313	2,182

(Decrease) increase in net assets resulting from operations	(26,783)	(45,534)	(349)	1,273	394,873	2,349

Accumulation unit transactions:
Participant deposits	12,445	57,276	-	12,743	60,288	1,176
Transfers between investment sub-accounts and general account, net	13,813	153,640	37,117	-	(141,449)	(5,954)
Net surrenders and lapses	(33,967)	(249,982)	-	-	(174,798)	(15,305)
Contract benefits	(4,245)	(8,416)	-	-	(9,025)	-
Loan collateral interest received	-	-	-	-	-	-
Transfers for policy loans	-	-	-	-	-	-
Contract charges	(108)	(479)	-	-	(329)	(63)
Other	(13)	266	-	1	687	(1)

Total net accumulation unit transactions	(12,075)	(47,695)	37,117	12,744	(264,626)	(20,147)

(Decrease) increase in net assets	(38,858)	(93,229)	36,768	14,017	130,247	(17,798)

Net assets, beginning of period	$319,449	$2,462,214	$-	$-	$1,808,438	$50,539

Net assets, end of period	$280,591	$2,368,985	$36,768	$14,017	$1,938,685	$32,741

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century Variable Portfolios
	Income &	Inflation				Capital
	Growth	Protection	International	Ultra	Value	Appreciation	Value

Net investment gain (loss)	$19,756	$10,787	$(11,676)	$(552)	$12,571	$(18)	$9

Realized and unrealized gain (loss) on investments
Capital gains distributions	39,036	11,039	-	1,863	-	-	-

Net realized gain (loss) from shares sold	87,037	(48,926)	179,948	3,778	288,492	1	1

Net unrealized appreciation (depreciation) on investments	85,683	76,277	(431,345)	(3,357)	353,360	184	477

Net realized and unrealized gain (loss) on investments	211,756	38,390	(251,397)	2,284	641,852	185	478

Increase (decrease) in net assets resulting from operations	231,512	49,177	(263,073)	1,732	654,423	167	487

Accumulation unit transactions:
Participant deposits	9,726	29,912	86,899	5,030	19,856	9,000	-
Transfers between investment sub-accounts and general account, net	(13,632)	(19,744)	263,168	(220)	(127,744)	-	6,043
Net surrenders and lapses	(255,608)	(223,945)	(548,900)	-	(475,061)	-	-
Contract benefits	(33,598)	(2,956)	(21,350)	-	(27,328)	-	-
Loan collateral interest received	215	-	-	-	70	-	-
Transfers for policy loans	(87)	-	-	-	(164)	-	-
Contract charges	(895)	(839)	(946)	(38)	(2,299)	-	-
Other	(59)	(13)	200	(7)	113	(1)	(1)

Total net accumulation unit transactions	(293,938)	(217,585)	(220,929)	4,765	(612,557)	8,999	6,042

(Decrease) increase in net assets	(62,426)	(168,408)	(484,002)	6,497	41,866	9,166	6,529

Net assets, beginning of period	$2,074,073	$1,534,823	$3,964,227	$47,725	$3,858,600	$-	$-

Net assets, end of period	$2,011,647	$1,366,415	$3,480,225	$54,222	$3,900,466	$9,166	$6,529

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Funds
	Asset	Global	Growth -	Global	High Income	New
	Allocation	Bond	Income	Growth & Income	Bond	World

Net investment (loss) gain	$99	$42	$73	$73	$347	$14

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	-	-	-	-	-

Net realized gain (loss) from shares sold	-	(2)	-	-	-	(1)

Net unrealized (depreciation) appreciation on investments	51	(1,247)	309	(102)	(84)	(192)

Net realized and unrealized gain (loss) on investments	51	(1,249)	309	(102)	(84)	(193)

Increase (decrease) in net assets resulting from operations	150	(1,207)	382	(29)	263	(179)

Accumulation unit transactions:
Participant deposits	8,483	-	12,156	404	8,593	3,040
Transfers between investment sub-accounts and general account, net	4,103	37,117	-	4,821	-	2,862
Net surrenders and lapses	-	-	-	-	-	-
Contract benefits	-	-	-	-	-	-
Loan collateral interest received	-	-	-	-	-	-
Transfers for policy loans	-	-	-	-	-	-
Contract charges	-	-	-	-	-	-
Other	-	-	-	-	-	-

Total net accumulation unit transactions	12,586	37,117	12,156	5,225	8,593	5,902

Increase (decrease) in net assets	12,736	35,910	12,538	5,196	8,856	5,723

Net assets, beginning of period	$-	$-	$-	$-	$-	$-

Net assets, end of period	$12,736	$35,910	$12,538	$5,196	$8,856	$5,723

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Blackrock			Deutsche Variable Series II
	Equity	iShares	Government	Small Mid Cap	Large Cap	Small
	Dividend	Alternative	Money Market	Value	Value	Cap Index

Net investment gain (loss)	$12	$392	$(644)	$(16,601)	$(1,864)	$(207)

Realized and unrealized gain (loss) on investments
Capital gains distributions	121	-	-	159,369	14,029	7,357

Net realized gain (loss) from shares sold	3	(1)	-	103,877	8,692	1,865

Net unrealized appreciation (depreciation) on investments	67	(711)	-	(41,690)	(39,609)	7,694

Net realized and unrealized gain (loss) on investments	191	(712)	-	221,556	(16,888)	16,916

Increase (decrease) in net assets resulting from operations	203	(320)	(644)	204,955	(18,752)	16,709

Accumulation unit transactions:
Participant deposits	1,615	15,035	254,769	16,531	5,013	835
Transfers between investment sub-accounts and general account, net	5,371	1,695	(24,171)	(6,378)	10,484	(2,053)
Net surrenders and lapses	-	-	(10,894)	(188,026)	(40,927)	(13,490)
Contract benefits	-	-	-	(11,253)	(345)	-
Loan collateral interest received	-	-	-	75	75	-
Transfers for policy loans	-	-	-	(165)	(118)	-
Contract charges	-	-	-	(632)	(196)	(45)
Other	-	-	(11)	133	69	(5)

Total net accumulation unit transactions	6,986	16,730	219,693	(189,715)	(25,945)	(14,758)

Increase (decrease) in net assets	7,189	16,410	219,049	15,240	(44,697)	1,951

Net assets, beginning of period	$-	$-	$-	$1,493,252	$301,857	$90,147

Net assets, end of period	$7,189	$16,410	$219,049	$1,508,492	$257,160	$92,098

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Dreyfus Variable Investment Fund
		Opportunistic	Quality	Socially
	Appreciation	Small Cap	Bond	Responsible

Net investment gain (loss)	$1,037	$(4,856)	$6,107	$(301)

Realized and unrealized gain (loss) on investments
Capital gains distributions	63,480	28,419	-	39,481

Net realized gain (loss) from shares sold	13,302	21,003	990	13,947
Net unrealized appreciation (depreciation) on investments	(51,734)	6,530	(4,218)	(19,333)

Net realized and unrealized gain (loss) on investments	25,048	55,952	(3,228)	34,095

Increase (decrease) in net assets resulting from operations	26,085	51,096	2,879	33,794

Accumulation unit transactions:
Participant deposits	5,183	5,344	33,173	360
Transfers between investment sub-accounts and general account, net	(32,676)	(896)	92,092	(2,127)
Net surrenders and lapses	(35,006)	(44,096)	(193,360)	(41,595)
Contract benefits	-	(5,152)	-	-
Loan collateral interest received	-	-	-	-
Transfers for policy loans	-	-	-	-
Contract charges	(268)	(538)	(812)	(203)
Other	12	(14)	45	-

Total net accumulation unit transactions	(62,755)	(45,352)	(68,862)	(43,565)

Increase (decrease) in net assets	(36,670)	5,744	(65,983)	(9,771)

Net assets, beginning of period	$445,238	$369,773	$1,615,662	$407,406

Net assets, end of period	$408,568	$375,517	$1,549,679	$397,635

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Products
	Equity		High
	Income	Growth	Income	Overseas	Contrafund II	Contrafund

Net investment gain (loss)	$42,506	$(63,465)	$119,249	$(1,301)	$(46,657)	$116

Realized and unrealized gain (loss) on investments
Capital gains distributions	325,406	458,909	-	5,139	630,979	-

Net realized (loss) gain from shares sold	(42,013)	263,813	21,963	83,344	293,148	-

Net unrealized appreciation (depreciation) on investments	439,419	(699,431)	257,169	(308,254)	(428,198)	527

Net realized and unrealized gain (loss) on investments	722,812	23,291	279,132	(219,771)	495,929	527

Increase (decrease) in net assets resulting from operations	765,318	(40,174)	398,381	(221,072)	449,272	643

Accumulation unit transactions:
Participant deposits	35,086	25,394	87,064	73,755	75,670	35,397
Transfers between investment sub-accounts and general account, net	(51,835)	9,572	(15,341)	103,192	(9,301)	10,659
Net surrenders and lapses	(559,247)	(471,611)	(471,346)	(487,670)	(1,271,257)	-
Contract benefits	(25,901)	(36,879)	(36,803)	(83,957)	(23,398)	-
Loan collateral interest received	-	332	271	100	70	-
Transfers for policy loans	-	(510)	588	(151)	(161)	-
Contract charges	(2,930)	(2,286)	(1,851)	(1,927)	(5,047)	-
Other	511	(336)	(105)	(171)	200	1

Total net accumulation unit transactions	(604,316)	(476,324)	(437,523)	(396,829)	(1,233,224)	46,057

Increase (decrease) in net assets	161,002	(516,498)	(39,142)	(617,901)	(783,952)	46,700

Net assets, beginning of period	$5,062,315	$5,055,670	$3,209,908	$3,531,463	$8,325,054	$-

Net assets, end of period	$5,223,317	$4,539,172	$3,170,766	$2,913,562	$7,541,102	$46,700

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Products
	Disciplined	Dynamic	Growth
	Small Cap	Capital Apprec	Opportunities	Index 500	Mid Cap	Index 500 II

Net investment gain (loss)	$142	$499	$(2)	$643	$4	$7,979

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	-	-	-	1	10,862

Net realized gain (loss) from shares sold	226	24	-	-	-	398,091

Net unrealized appreciation (depreciation) on investments	14,840	3,018	(26)	1,582	179	614,635

Net realized and unrealized gain (loss) on investments	15,066	3,042	(26)	1,582	180	1,023,588

Increase (decrease) in net assets resulting from operations	15,208	3,541	(28)	2,225	184	1,031,567

Accumulation unit transactions:
Participant deposits	116,053	162,168	4,224	70,294	3,277	187,543
Transfers between investment sub-accounts and general account, net	848	6,043	-	7,941	8,230	(36,627)
Net surrenders and lapses	(4,178)	(6,379)	-	-	-	(767,523)
Contract benefits	-	-	-	-	-	(3,256)
Loan collateral interest received	-	-	-	-	-	100
Transfers for policy loans	-	-	-	-	-	94
Contract charges	-	-	-	-	-	(5,893)
Other	(388)	(177)	-	57	-	(505)

Total net accumulation unit transactions	112,335	161,655	4,224	78,292	11,507	(626,067)

Increase (decrease) in net assets	127,543	165,196	4,196	80,517	11,691	405,500

Net assets, beginning of period	$-	$-	$-	-	-	$10,511,415

Net assets, end of period	$127,543	$165,196	$4,196	$80,517	$11,691	$10,916,915

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance Products
		Value	Investment	Money	Real
	III Mid Cap	Strategies	Grade Bond	Market	Estate

Net investment gain (loss)	$(29,654)	$(546)	$46,045	$(93,328)	$379

Realized and unrealized gain (loss) on investments
Capital gains distributions	200,291	-	2,825	-	219

Net realized gain (loss) from shares sold	174,994	443	(17,626)	-	(9)

Net unrealized appreciation (depreciation) on investments	(3,051)	18,093	166,050	-	(1,243)

Net realized and unrealized gain (loss) on investments	372,234	18,536	151,249	-	(1,033)

Increase (decrease) in net assets resulting from operations	342,580	17,990	197,294	(93,328)	(654)

Accumulation unit transactions:
Participant deposits	95,013	10,590	30,545	359,530	40,606
Transfers between investment sub-accounts and general account, net	28,867	6,551	(81,243)	123,150	1,873
Net surrenders and lapses	(418,690)	(17,165)	(726,177)	(3,156,584)	-
Contract benefits	(1,021)	-	(109,762)	(67,044)	-
Loan collateral interest received	-	-	37	90	-
Transfers for policy loans	-	-	446	(167)	-
Contract charges	(2,081)	(136)	(2,843)	(4,167)	-
Other	80	(8)	(88)	133	-
Total net accumulation unit transactions	(297,832)	(168)	(889,085)	(2,745,059)	42,479

Increase (decrease) in net assets	44,748	17,822	(691,791)	(2,838,387)	41,825

Net assets, beginning of period	$3,322,358	$208,231	$5,997,138	$9,373,229	$-

Net assets, end of period	$3,367,106	$226,053	$5,305,347	$6,534,842	$41,825

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	High	Mutual Global
	Securities	Real Estate	Discovery	Income VIP	Discovery II

Net investment gain (loss)	$8,169	$(1,856)	$4,383	$(52)	$(4)

Realized and unrealized gain (loss) on investments
Capital gains distributions	26,349	-	69,073	-	-

Net realized (loss) gain from shares sold	(4,760)	72,180	12,994	-	-

Net unrealized appreciation (depreciation) on investments	47,364	(69,482)	11,563	299	90

Net realized and unrealized gain (loss) on investments	68,953	2,698	93,630	299	90

Increase (decrease) in net assets resulting from operations	77,122	842	98,013	247	86

Accumulation unit transactions:
Participant deposits	25,741	16,357	31,726	12,743	13
Transfers between investment sub-accounts and general account, net	(21,063)	(1,328)	(17,382)	938	5,330
Net surrenders and lapses	(160,870)	(147,157)	(102,310)	-	-
Contract benefits	(1,891)	(886)	-	-	-
Loan collateral interest received	-	75	-	-	-
Transfers for policy loans	-	(127)	-	-	-
Contract charges	(952)	(521)	(465)	-	-
Other	(233)	74	2	-	-

Total net accumulation unit transactions	(159,268)	(133,513)	(88,429)	13,681	5,343

(Decrease) increase in net assets	(82,146)	(132,671)	9,584	13,928	5,429

Net assets, beginning of period	$1,652,557	$1,041,157	$902,091	-	$-

Net assets, end of period	$1,570,411	$908,486	911,675	$13,928	$5,429

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton Variable Insurance Products Trust
	Mutual Shares	Rising	Small Cap	Small-Midcap	US
	Securities	Dividends	Value	Growth	Government

Net investment gain (loss)	$4,859	$(73)	$(2,002)	$(4,363)	$12,045

Realized and unrealized gain (loss) on investments
Capital gains distributions	67,771	-	57,659	36,437	-

Net realized gain (loss) from shares sold	22,445	-	20,998	(8,598)	(11,404)

Net unrealized appreciation (depreciation) on investments	13,226	675	17,367	(15,692)	(7,857)

Net realized and unrealized gain (loss) on investments	103,442	675	96,024	12,147	(19,261)

Increase (decrease) in net assets resulting from operations	108,301	602	94,022	7,784	(7,216)

Accumulation unit transactions:
Participant deposits	3,314	22,852	5,417	14,700	140,409
Transfers between investment
sub-accounts and general account, net	(23,081)	9,292	(11,264)	7,143	59,936
Net surrenders and lapses	(93,102)	-	(42,963)	(19,503)	(90,488)
Contract benefits	(11,302)	-	(1,523)	-	(1,779)
Loan collateral interest received	-	-	-	-	-
Transfers for policy loans	-	-	-	-	-
Contract charges	(801)	-	(210)	(52)	(488)
Other	(19)	1	65	(9)	50

Total net accumulation unit transactions	(124,991)	32,145	(50,478)	2,279	107,640

(Decrease) increase in net assets	(16,690)	32,747	43,544	10,063	100,424

Net assets, beginning of period	$893,326	-	$350,727	$321,530	$782,320

Net assets, end of period	$876,636	$32,747	$394,271	$331,593	$882,744

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Goldman Sachs	Invesco
	Growth	Diversified	Equity &	Global	Government	Mid
	Opportunities	Dividend Series	Income Series	Health Care	Securities	Cap Growth	Technology

	$(1)	$(14)	$22	$(24,982)	$26	$(9,117)	$(13,472)
Realized and unrealized

Capital gains distributions	4	-	175	260,304	-	64,470	41,841

Net realized gain (loss) from shares sold	-	-	1	165,483	(1)	28,298	49,287

Net unrealized (depreciation) appreciation on investments	(15)	414	1,098	(647,930)	(155)	(86,009)	(102,735)

Net realized and unrealized	(11)	414	1,274	(222,143)	(156)	6,759	(11,607)

(Decrease) increase in net assets resulting from operations	(12)	400	1,296	(247,125)	(130)	(2,358)	(25,079)

Accumulation unit transactions:
Participant deposits	-	7,119	6,527	11,002	888	15,902	1,427
Transfers between investment sub-accounts and general account, net	938	-	19,935	54,869	4,810	(10,124)	(27,558)
Net surrenders and lapses	-	-	-	(217,031)	-	(84,390)	(127,428)
Contract benefits	-	-	-	(85,795)	-	-	-
Loan collateral interest received	-	-	-	37	-	-	74
Transfers for policy loans	-	-	-	440	-	-	890
Contract charges	-	-	-	(965)	-	(277)	(590)
Other	-	(1)	(1)	(176)	-	21	(92)

Total net accumulation unit transactions	938	7,118	26,461	(237,619)	5,698	(78,868)	(153,277)

Increase (decrease) in net assets	926	7,518	27,757	(484,744)	5,568	(81,226)	(178,356)

Net assets, beginning of period	$-	$-	$-	$2,085,016	-	$702,833	$1,099,768

Net assets, end of period	$926	$7,518	$27,757	$1,600,272	$5,568	$621,607	$921,412

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	JP Morgan
	Insurance Trust	Neuberger Berman Advisors Management Trust
	Small	Mid Cap	Large Cap	Short	Mid Cap Growth	Socially
	Cap Core	Growth	Value	Duration Bond	Class S	Responsive

Net investment (loss) gain	$(5,555)	$(9,702)	$(6,395)	$(8,921)	$(6,116)	$(451)

Realized and unrealized gain (loss) on investments
Capital gains distributions	54,166	31,648	86,083	-	22,293	3,407

Net realized gain (loss) from shares sold	40,233	(15,669)	51,674	(50,755)	(4,183)	(22)

Net unrealized appreciation (depreciation) on investments	24,111	14,992	106,825	53,760	(268)	6,907

Net realized and unrealized gain (loss) on investments	118,510	30,971	244,582	3,005	17,842	10,292

Increase (decrease) in net assets resulting from operations	112,955	21,269	238,187	(5,916)	11,726	9,841

Accumulation unit transactions:
Participant deposits	8,906	20,782	4,699	107,995	11,181	53,924
Transfers between investment sub-accounts and general account, net	(16,369)	(4,504)	(19,741)	61,521	18,335	(641)
Net surrenders and lapses	(84,884)	(72,945)	(124,261)	(516,969)	(46,381)	-
Contract benefits	(1,036)	(25,602)	(1,416)	(30,100)	-	-
Loan collateral interest received	-	-	75	-	-	-
Transfers for policy loans	(4)	-	(146)	-	-	-
Contract charges	(411)	(91)	(368)	(1,613)	(241)	(6)
Other	12	(305)	144	33	6	(6)
Total net accumulation unit transactions	(93,786)	(82,665)	(141,014)	(379,133)	(17,100)	53,271

Increase (decrease) in net assets	19,169	(61,396)	97,173	(385,049)	(5,374)	63,112

Net assets, beginning of period	$685,976	$734,133	$1,004,553	$4,417,502	463,441	$35,269

Net assets, end of period	$705,145	$672,737	$1,101,726	$4,032,453	458,067	$98,381

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Oppenheimer Variable Products
	Conservative	Main Street	Global Strategic
	Balanced	Small Cap	Income

Net investment gain (loss)	$1,620	$(2,221)	$39,647

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	7,394	-

Net realized gain (loss) from shares sold	1,693	2,268	(13,955)

Net unrealized appreciation (depreciation) on investments	4,147	23,785	30,234

Net realized and unrealized gain (loss) on investments	5,840	33,447	16,279

Increase (decrease) in net assets resulting from operations	7,460	31,226	55,926

Accumulation unit transactions:
Participant deposits	650	2,000	53,766
Transfers between investment sub-accounts and general account, net	(2,519)	13,791	82,898
Net surrenders and lapses	(1,828)	(14,777)	(97,132)
Contract benefits	-	-	-
Loan collateral interest received	-	-	-
Transfers for policy loans	-	-	-
Contract charges	(110)	(64)	(537)
Other	1	(6)	-

Total net accumulation unit transactions	(3,806)	944	38,995

Increase (decrease) in net assets	3,654	32,170	94,921

Net assets, beginning of period	$218,544	$185,007	$1,156,032

Net assets, end of period	$222,198	$217,177	$1,250,953

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap (1)	Company (1)

Net investment (loss) gain	$(900)	$53,443	$38,171	$(21,321)	$(205,676)

Realized and unrealized gain (loss) on investments
Capital gains distributions	146,453	-	1,378,760	410,102	1,280,801

Net realized gain (loss) from shares sold	198,838	(105,390)	647,562	(459,942)	117,789

Net unrealized appreciation (depreciation) on investments	137,456	4,071	(539,837)	196,187	1,707,607

Net realized and unrealized gain (loss) on investments	482,747	(101,319)	1,486,485	146,347	3,106,197

Increase (decrease) in net assets resulting from operations	481,847	(47,876)	1,524,656	125,026	2,900,521

Accumulation unit transactions:
Participant deposits	961,498	428,422	728,730	17,466	281,901
Transfers between investment sub-accounts and general account, net	(430,644)	105,006	(345,855)	(4,429,611)	3,913,111
Net surrenders and lapses	(716,420)	(899,386)	(1,884,122)	(211,562)	(1,890,529)
Contract benefits	(443,317)	(182,697)	(369,230)	(33,626)	(114,737)
Loan collateral interest received	-	484	-	-	134
Transfers for policy loans	-	(874)	(4)	-	277
Contract charges	(6,252)	(4,409)	(8,221)	(1,338)	(8,514)
Other	5,237	71	(670)	(7,457)	9,076

Total net accumulation unit transactions	(629,898)	(553,383)	(1,879,372)	(4,666,128)	2,190,719

(Decrease) increase in net assets	(148,051)	(601,259)	(354,716)	(4,541,102)	5,091,240

Net assets, beginning of period	$9,139,682	$9,027,832	$17,023,515	$4,541,102	$13,331,894

Net assets, end of period	$8,991,631	$8,426,573	$16,668,799	$0	$18,423,134

(1) In 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	T Rowe Price Equity Series
	Blue Chip	Equity	Health	MidCap	Personal
	Growth	Income	Sciences	Growth II	Strategy

Net investment (loss) gain	$(28,570)	$28,416	$(28,958)	$(18)	$999

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	433,862	15,191	604	8,239

Net realized gain (loss) from shares sold	213,429	480,523	143,663	-	296

Net unrealized (depreciation) appreciation on investments	(209,668)	(208,112)	(414,660)	(341)	9,106

Net realized and unrealized gain (loss) on investments	3,761	706,273	(255,806)	263	17,641

(Decrease) increase in net assets resulting from operations	(24,809)	734,689	(284,764)	245	18,640

Accumulation unit transactions:
Participant deposits	81,100	112,931	29,373	9,000	5,025
Transfers between investment sub-accounts and general account, net	34,472	(318,728)	48,466	-	2,756
Net surrenders and lapses	(269,452)	(539,187)	(137,735)	-	(52,588)
Contract benefits	(22,719)	(38,280)	(14,870)	-	-
Loan collateral interest received	-	-	-	-	-
Transfers for policy loans	-	-	-	-	-
Contract charges	(911)	(1,690)	(1,011)	-	(430)
Other	(251)	1,126	(478)	-	(2)

Total net accumulation unit transactions	(177,761)	(783,828)	(76,255)	9,000	(45,239)

(Decrease) increase in net assets	(202,570)	(49,139)	(361,019)	9,245	(26,599)

Net assets, beginning of period	$2,249,123	$4,685,340	$2,377,025	$-	$392,804

Net assets, end of period	$2,046,553	$4,636,201	$2,016,006	$9,245	$366,205

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Van Eck VIPT
	Unconstrained	Emerging	Global Hard	Global Hard	Long/Short
	Emerging Markets (3)	Markets	Assets	Assets	Equity Index

Net investment gain (loss)	$(20,022)	$(13,996)	$(14,780)	$(130)	$(29)

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	7,504	-	-	-

Net realized gain (loss) from shares sold	(139,777)	(22,365)	(135,898)	9	-

Net unrealized appreciation (depreciation) on investments	231,900	19,758	670,530	2,115	248

Net realized and unrealized gain (loss) on investments	92,123	4,897	534,632	2,124	248

Increase (decrease) in net assets resulting from operations	72,101	(9,099)	519,852	1,994	219

Accumulation unit transactions:
Participant deposits	45,146	31,107	69,450	-	14,400
Transfers between investment sub-accounts and general account, net	(67,296)	45,983	(57,326)	49,489	-
Net surrenders and lapses	(154,469)	(117,017)	(127,152)	-	-
Contract benefits	(13,903)	(3,356)	(4,898)	-	-
Loan collateral interest received	-	-	-	-	-
Transfers for policy loans	-	-	-	-	-
Contract charges	(378)	(444)	(267)	-	-
Other	(100)	53	552	-	-

Total net accumulation unit transactions	(191,000)	(43,674)	(119,641)	49,489	14,400

Increase (decrease) in net assets	(118,899)	(52,773)	400,211	51,483	14,619

Net assets, beginning of period	$1,490,529	$1,494,249	1,149,628	$-	$-

Net assets, end of period	$1,371,630	$1,441,476	$1,549,839	$51,483	$14,619

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Wells Fargo Variable Trust
	Discovery	Opportunity

Net investment gain (loss)	$(32,793)	$15,763

Realized and unrealized gain (loss) on investments
Capital gains distributions	178,577	236,511

Net realized gain (loss) from shares sold	192,236	133,136

Net unrealized appreciation (depreciation) on investments	(199,942)	(154,664)

Net realized and unrealized gain (loss) on investments	170,871	214,983

Increase (decrease) in net assets resulting from operations	138,078	230,746

Accumulation unit transactions:
Participant deposits	22,797	8,262
Transfers between investment sub-accounts and general account, net	(77,626)	(31,417)
Net surrenders and lapses	(302,228)	(383,238)
Contract benefits	(53,043)	(7,269)
Loan collateral interest received	404	-
Transfers for policy loans	(114)	(5)
Contract charges	(1,623)	(2,390)
Other	(531)	(588)

Total net accumulation unit transactions	(411,964)	(416,645)

Increase (decrease) in net assets	(273,886)	(185,899)

Net assets, beginning of period	$2,572,834	$2,372,869

Net assets, end of period	$2,298,948	$2,186,970

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Alger American Fund			AllianceBernstein Variable Products
	Capital	Large Cap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Net investment (loss) gain	$(31,494)	$(145,928)	$(23,441)	$(3,672)	$23,118	$(13,982)	$613

Realized and unrealized gain (loss) on investments
Capital gains distributions	250,888	987,919	429,226	-	-	362,464	-

Net realized gain from shares sold	176,849	1,421,413	24,102	7,925	137,277	250,195	5,976

Net unrealized (depreciation) appreciation on investments	(282,757)	(2,141,469)	(496,440)	(14,950)	(96,577)	(743,211)	(12,340)

Net realized and unrealized gain (loss) on investments	144,980	267,863	(43,112)	(7,025)	40,700	(130,552)	(6,364)

Increase (decrease) in net assets resulting from operations	113,486	121,935	(66,553)	(10,697)	63,818	(144,534)	(5,751)

Accumulation unit transactions:
Participant deposits	104,789	67,980	28,723	9,652	34,959	52,069	126
Transfers between investment sub-accounts and general account, net	95,331	(615,219)	(13,959)	21,403	(41,271)	(64,386)	(9,052)
Net surrenders and lapses	(372,863)	(1,965,545)	(232,552)	(74,845)	(803,675)	(600,293)	(14,199)
Contract benefits	(1,143)	(32,686)	-	-	(14,316)	(11,089)	-
Loan collateral interest received	76	81	-	-	-	-	-
Transfers for policy loans	549	(122)	-	-	-	-	-
Contract charges	(2,022)	(4,655)	(1,347)	(167)	(713)	(498)	(61)
Other	99	(145)	298	(186)	438	(119)	(17)

Total net accumulation unit transactions	(175,184)	(2,550,311)	(218,837)	(44,143)	(824,578)	(624,316)	(23,203)

(Decrease) increase in net assets	(61,698)	(2,428,376)	(285,390)	(54,840)	(760,760)	(768,850)	(28,954)

Net assets, beginning of period	$2,342,719	$11,217,366	$1,758,849	$374,289	$3,222,974	$2,577,288	$79,493

Net assets, end of period	$2,281,021	$8,788,990	$1,473,459	$319,449	$2,462,214	$1,808,438	$50,539

Units Issued, Transferred and Redeemed:
Beginning balance	112,315.35	449,161.67	82,773.20	22,159.27	222,237.21	87,317.22	3,645.24
Units issued	4,719.40	2,620.92	1,318.46	572.13	2,307.34	1,800.07	6.08
Units transferred	4,293.43	(23,719.29)	(640.76)	1,268.68	(2,723.94)	(2,225.88)	(436.84)
Units redeemed	(16,902.62)	(77,226.87)	(10,722.91)	(4,457.43)	(54,006.68)	(21,157.38)	(688.99)
Ending balance	104,425.56	350,836.43	72,727.99	19,542.65	167,813.93	65,734.03	2,525.49

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value

Net investment gain (loss)	$15,431	$17,105	$(46,951)	$(456)	$30,852

Realized and unrealized (loss) gain on investments
Capital gains distributions	187,213	-	-	3,530	-

Net realized gain (loss) from shares sold	51,944	(59,682)	409,739	1,755	248,407

Net unrealized (depreciation) appreciation on investments	(413,370)	(19,849)	(358,084)	(2,979)	(504,764)

Net realized and unrealized (loss) gain on investments	(174,213)	(79,531)	51,655	2,306	(256,357)

(Decrease) increase in net assets resulting from operations	(158,782)	(62,426)	4,704	1,850	(225,505)

Accumulation unit transactions:
Participant deposits	26,019	37,046	64,027	4,072	19,013
Transfers between investment sub-accounts and general account, net	2,830	(11,767)	(9,018)	5,450	49,417
Net surrenders and lapses	(140,157)	(326,281)	(929,306)	(1,234)	(570,512)
Contract benefits	-	-	(29,842)	-	-
Loan collateral interest received	134	-	-	-	66
Transfers for policy loans	86	-	-	-	(151)
Contract charges	(1,027)	(1,036)	(1,361)	(26)	(2,556)
Other	73	(151)	281	66	(103)

Total net accumulation unit transactions	(112,042)	(302,189)	(905,219)	8,328	(504,826)

(Decrease) increase in net assets	(270,824)	(364,615)	(900,515)	10,178	(730,331)

Net assets, beginning of period	$2,344,897	$1,899,438	$4,864,742	$37,547	$4,588,931

Net assets, end of period	$2,074,073	$1,534,823	$3,964,227	$47,725	$3,858,600

Units Issued, Transferred and Redeemed:
Beginning balance	120,194.70	138,329.77	287,465.79	2,116.13	159,512.97
Units issued	1,386.70	2,738.82	3,657.94	220.21	678.30
Units transferred	150.83	(869.94)	(515.21)	294.74	1,762.97
Units redeemed	(7,508.90)	(24,209.82)	(54,858.99)	(64.57)	(20,451.16)
Ending balance	114,223.33	115,988.83	235,749.53	2,566.51	141,503.08

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Deutsche Variable Series II			Dreyfus Variable Investment Fund
	Small Mid Cap	Large Cap	Small		Opportunistic	Quality	Socially
	Value	Value	Cap Index	Appreciation	Small Cap	Bond	Responsible

Net investment (loss) gain	$(25,251)	$(907)	$(381)	$1,367	$(5,474)	$11,180	$(1,372)

Realized and unrealized (loss) gain on investments
Capital gains distributions	161,744	14,743	5,547	24,445	5,968	-	60,259

Net realized gain from shares sold	269,061	5,840	1,497	36,599	11,837	2,229	18,406

Net unrealized (depreciation) appreciation on investments	(451,272)	(48,259)	(11,879)	(79,100)	(24,594)	(66,131)	(97,942)

Net realized and unrealized (loss) gain on investments	(20,467)	(27,676)	(4,835)	(18,056)	(6,789)	(63,902)	(19,277)

(Decrease) increase in net assets resulting from operations	(45,718)	(28,583)	(5,216)	(16,689)	(12,263)	(52,722)	(20,649)

Accumulation unit transactions:
Participant deposits	27,617	7,376	22,817	4,638	5,687	31,911	360
Transfers between investment sub-accounts and general account, net	(18,223)	(10,703)	(521)	5,962	31,658	74,095	(27,792)
Net surrenders and lapses	(443,890)	(7,271)	(3,924)	(87,892)	(20,597)	(165,924)	(19,590)
Contract benefits	(32,630)	-	-	(23,564)	-	-	-
Loan collateral interest received	70	70	-	-	-	-	-
Transfers for policy loans	(163)	(121)	-	-	-	-	-
Contract charges	(708)	(209)	(51)	(297)	(558)	(835)	(251)
Other	199	60	(11)	(49)	-	701	1

Total net accumulation unit transactions	(467,728)	(10,798)	18,310	(101,202)	16,190	(60,052)	(47,272)

(Decrease) increase in net assets	(513,446)	(39,381)	13,094	(117,891)	3,927	(112,774)	(67,921)

Net assets, beginning of period	$2,006,698	$341,238	$77,053	$563,129	$365,846	$1,728,436	$475,327

Net assets, end of period	$1,493,252	$301,857	$90,147	$445,238	$369,773	$1,615,662	$407,406

Units Issued, Transferred and Redeemed:
Beginning balance	87,100.38	23,599.58	3,068.46	30,709.49	24,454.39	122,265.89	37,096.23
Units issued	1,174.41	544.35	931.02	250.48	419.04	2,354.79	28.87
Units transferred	(774.93)	(789.89)	(21.26)	321.98	2,332.66	5,467.64	(2,228.84)
Units redeemed	(20,289.61)	(551.37)	(162.64)	(6,037.93)	(1,558.77)	(12,253.81)	(1,591.11)
Ending balance	67,210.25	22,802.67	3,815.58	25,244.02	25,647.32	117,834.51	33,305.15

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Fidelity Variable Insurance Products
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Net investment gain (loss)	$91,100	$(62,608)	$176,232	$(4,255)	$(37,191)	$63,488	$(35,128)	$(456)	$67,267	$(104,207)

Realized and unrealized (loss) gain on investments
Capital gains distributions	544,036	176,931	-	3,682	818,609	7,073	464,770	177	5,519	-

Net realized gain from shares sold	24,348	520,944	46,877	137,322	392,297	533,894	274,929	6,650	35,839	-

Net unrealized (depreciation) appreciation on investments	(948,645)	(322,020)	(388,282)	(43,309)	(1,229,649)	(605,886)	(783,072)	(19,280)	(236,311)	-

Net realized and unrealized (loss) gain on investments	(380,261)	375,855	(341,405)	97,695	(18,743)	(64,919)	(43,373)	(12,453)	(194,953)	-

(Decrease) increase in net assets resulting from operations	(289,161)	313,247	(165,173)	93,440	(55,934)	(1,431)	(78,501)	(12,909)	(127,686)	(104,207)

Accumulation unit transactions:
Participant deposits	42,609	47,921	113,956	47,652	247,013	373,017	58,059	5,000	87,351	421,846
Transfers between investment sub-accounts and general account, net	37,181	(69,612)	99,069	80,411	39,671	248,001	(55,733)	51,899	33,671	4,569,820
Net surrenders and lapses	(756,766)	(912,350)	(547,479)	(583,064)	(1,238,110)	(974,058)	(546,703)	(24,694)	(1,067,075)	(2,796,331)
Contract benefits	(25,149)	(6,020)	(7,665)	(1,033)	(9,589)	(314,919)	(17,770)	-	-	(58,236)
Loan collateral interest received	-	199	248	48	66	116	-	-	76	312
Transfers for policy loans	-	(355)	943	(91)	(159)	164	-	-	561	5,129
Contract charges	(3,307)	(2,589)	(2,020)	(2,357)	(5,570)	(6,043)	(2,368)	(162)	(3,142)	(5,113)
Other	1,729	(61)	446	1,599	2,483	423	(139)	608	478	521

Total net accumulation unit transactions	(703,703)	(942,867)	(342,502)	(456,835)	(964,195)	(673,299)	(564,654)	32,651	(948,080)	2,137,948

(Decrease) increase in net assets	(992,864)	(629,620)	(507,675)	(363,395)	(1,020,129)	(674,730)	(643,155)	19,742	(1,075,766)	2,033,741

Net assets, beginning of period	$6,055,179	$5,685,290	$3,717,583	$3,894,858	$9,345,183	$11,186,145	$3,965,513	$188,489	$7,072,904	$7,339,488

Net assets, end of period	$5,062,315	$5,055,670	$3,209,908	$3,531,463	$8,325,054	$10,511,415	$3,322,358	$208,231	$5,997,138	$9,373,229

Units Issued, Transferred and Redeemed:
Beginning balance	261,619.14	236,660.71	231,602.07	246,603.18	259,330.84	458,902.09	148,423.15	5,988.32	404,497.18	632,529.40
Units issued	1,857.38	1,908.21	7,051.05	2,900.24	6,822.60	15,175.89	2,113.25	141.89	5,033.49	36,801.84
Units transferred	1,620.77	(2,771.95)	6,129.91	4,894.04	1,095.73	10,089.72	(2,028.59)	1,472.74	1,940.25	398,671.09
Units redeemed	(34,153.43)	(36,681.17)	(34,373.33)	(35,598.56)	(34,549.78)	(52,658.23)	(20,637.14)	(688.09)	(61,605.68)	(248,958.35)
Ending balance	230,943.86	199,115.80	210,409.70	218,798.90	232,699.39	431,509.47	127,870.67	6,914.86	349,865.24	819,043.98

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment gain (loss)	$36,106	$18,362	$15,427	$16,343	$(3,027)	$(4,979)	$12,697

Realized and unrealized (loss) gain on investments
Capital gains distributions	64,673	-	51,750	66,378	63,112	86,657	-

Net realized gain (loss) from shares sold	81,033	51,403	6,500	37,561	27,597	4,617	(11,741)

Net unrealized (depreciation)appreciation on investments	(315,362)	(77,935)	(122,168)	(179,454)	(122,555)	(99,377)	(6,729)

Net realized and unrealized (loss) gain on investments	(169,656)	(26,532)	(63,918)	(75,515)	(31,846)	(8,103)	(18,470)

(Decrease) increase in net assets resulting from operations	(133,550)	(8,170)	(48,491)	(59,172)	(34,873)	(13,082)	(5,773)

Accumulation unit transactions:
Participant deposits	43,632	50,909	142,105	26,020	4,107	20,570	8,880
Transfers between investment sub-accounts and general account, net	147,559	116,327	60,733	8,344	(19,666)	6,526	(34,606)
Net surrenders and lapses	(438,512)	(141,829)	(56,657)	(112,162)	(40,582)	(43,616)	(139,541)
Contract benefits	(18,621)	-	-	(4,800)	-	-	-
Loan collateral interest received	-	70	-	-	-	-	-
Transfers for policy loans	-	(105)	-	-	-	-	-
Contract charges	(1,116)	(520)	(465)	(888)	(249)	(76)	(541)
Other	1,968	985	(72)	34	4	(147)	11

Total net accumulation unit transactions	(265,090)	25,837	145,644	(83,452)	(56,386)	(16,743)	(165,797)

(Decrease) increase in net assets	(398,640)	17,667	97,153	(142,624)	(91,259)	(29,825)	(171,570)

Net assets, beginning of period	$2,051,197	$1,023,490	$804,938	$1,035,950	$441,986	$351,355	$953,890

Net assets, end of period	$1,652,557	$1,041,157	$902,091	$893,326	$350,727	$321,530	$782,320

Units Issued, Transferred and Redeemed:
Beginning balance	129,373.80	68,152.00	41,840.60	58,555.73	19,677.15	17,638.69	84,773.53
Units issued	2,689.95	3,445.41	7,198.09	1,463.82	188.00	1,012.50	791.05
Units transferred	9,097.15	7,872.75	3,076.33	469.41	(900.20)	321.22	(3,082.77)
Units redeemed	(28,130.15)	(9,569.57)	(2,897.06)	(6,628.03)	(1,868.84)	(2,157.85)	(12,477.82)
Ending balance	113,030.75	69,900.59	49,217.96	53,860.93	17,096.11	16,814.56	70,003.99

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

				JP Morgan
	Invesco V. I. Funds			Insurance Trust
	Global	Mid		Small
	Health Care	Cap Growth	Technology	Cap Core

Net investment gain (loss)	$(31,712)	$(10,554)	$(15,283)	$(8,837)

Realized and unrealized gain (loss) on investments
Capital gains distributions	184,060	56,488	110,024	68,984

Net realized gain from shares sold	273,639	26,823	38,329	40,310

Net unrealized appreciation (depreciation) on investments	(363,041)	(72,605)	(78,575)	(146,597)

Net realized and unrealized gain (loss) on investments	94,658	10,706	69,778	(37,303)

Increase (decrease) in net assets resulting from operations	62,946	152	54,495	(46,140)

Accumulation unit transactions:
Participant deposits	45,238	11,293	24,952	11,374
Transfers between investment sub-accounts and general account, net	48,688	(10,503)	55,734	51,318
Net surrenders and lapses	(356,496)	(53,705)	(79,414)	(74,785)
Contract benefits	(1,095)	(6,521)	(237)	-
Loan collateral interest received	76	-	152	-
Transfers for policy loans	552	-	1,120	(4)
Contract charges	(1,184)	(286)	(655)	(456)
Other	(375)	(55)	(182)	98

Total net accumulation unit transactions	(264,596)	(59,777)	1,470	(12,455)

Increase (decrease) in net assets	(201,650)	(59,625)	55,965	(58,595)

Net assets, beginning of period	$2,286,666	$762,458	$1,043,803	$744,571

Net assets, end of period	$2,085,016	$702,833	$1,099,768	$685,976

Units Issued, Transferred and Redeemed:
Beginning balance	112,112.85	54,133.01	152,148.24	27,633.89
Units issued	1,988.68	781.52	573.21	345.41
Units transferred	2,140.35	(726.85)	1,280.36	1,558.44
Units redeemed	(15,760.80)	(4,191.48)	(1,819.80)	(2,282.09)
Ending balance	100,481.08	49,996.20	152,182.01	27,255.65

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Neuberger Berman Advisors Management Trust						Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Mid Cap Growth	Socially	Conservative	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth (1)	Class S (1)	Responsive	Balanced (2)	Small Cap	Income

Net investment (loss) gain	$(10,251)	$(7,482)	$(394)	$(6,530)	$(1,007)	$(167)	$1,463	$(1,302)	$56,562

Realized and unrealized gain (loss) on investments
Capital gains distributions	59,548	89,316	-	74,050	-	3,901	-	29,061	-

Net realized gain (loss) from shares sold	1,918	44,297	(149,601)	146,680	(531)	(355)	825	3,177	(25,252)

Net unrealized (depreciation) appreciation on investments	(52,807)	(283,022)	91,537	(225,719)	(18,287)	(5,206)	(6,315)	(46,758)	(82,730)

Net realized and unrealized gain (loss) on investments	8,659	(149,409)	(58,064)	(4,989)	(18,818)	(1,660)	(5,490)	(14,520)	(107,982)

(Decrease) increase in net assets resulting from operations	(1,592)	(156,891)	(58,458)	(11,519)	(19,825)	(1,827)	(4,027)	(15,822)	(51,420)

Accumulation unit transactions:
Participant deposits	8,377	2,151	110,389	4,918	3,469	30,379	108,203	34,078	103,179
Transfers between investment sub-accounts and general account, net	56,271	2,353	418,039	(509,078)	482,652	(1,857)	30,084	24,087	(29,965)
Net surrenders and lapses	(45,746)	(106,950)	(1,497,923)	(77,630)	(9,760)	(7,980)	(2,576)	(5,679)	(73,642)
Contract benefits	-	-	(14,366)	(17,041)	-	-	-	-	(13,430)
Loan collateral interest received	-	70	-	-	-	-	-	-	-
Transfers for policy loans	-	(131)	-	-	-	-	-	-	-
Contract charges	(154)	(353)	(2,126)	(269)	(35)	(3)	(66)	(47)	(497)
Other	17	1	(129)	(7)	6,940	2	(28)	-	643

Total net accumulation unit transactions	18,765	(102,859)	(986,116)	(599,107)	483,266	20,541	135,617	52,439	(13,712)

Increase (decrease) in net assets	17,173	(259,750)	(1,044,574)	(610,626)	463,441	18,714	131,590	36,617	(65,132)

Net assets, beginning of period	$716,960	$1,264,303	$5,462,076	$610,626	-	$16,555	$86,954	$148,390	$1,221,164

Net assets, end of period	$734,133	$1,004,553	$4,417,502	$-	463,441	$35,269	$218,544	$185,007	$1,156,032

Units Issued, Transferred and Redeemed:
Beginning balance	28,881.19	65,297.78	518,398.54	40,811.58	-	685.33	5,000.67	4,958.82	79,865.57
Units issued	325.38	118.07	10,527.33	335.02	347.29	1,186.20	6,121.12	1,115.90	9,334.34
Units transferred	2,185.66	129.16	39,866.60	(34,678.74)	48,319.90	(72.51)	1,701.87	788.74	(2,710.86)
Units redeemed	(1,782.18)	(5,893.29)	(144,435.60)	(6,467.86)	(285.82)	(311.63)	(151.04)	(187.50)	(7,863.97)
Ending balance	29,610.05	59,651.72	424,356.87	-	48,381.37	1,487.39	12,672.62	6,675.96	78,625.08

(1)	During 2015, Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio was merged into Neuberger Berman Advisors Management Trust Mid Cap Growth Class S Portfolio

(2)	During 2015, Oppenheimer Variable Products Captial Income Fund was renamed Oppenheimer Variable Products Conservative Balanced Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Net investment gain (loss)	$37,069	$156,632	$209,260	$(62,989)	$(214,509)

Realized and unrealized (loss) gain on investments
Capital gains distributions	490,621	-	1,742,838	384,268	2,222,207

Net realized gain (loss) from shares sold	127,683	(91,373)	1,298,284	370,716	523,233

Net unrealized (depreciation)appreciation on investments	(789,632)	(322,382)	(3,467,100)	(772,338)	(2,826,511)

Net realized and unrealized (loss) gain on investments	(171,328)	(413,755)	(425,978)	(17,354)	(81,071)

(Decrease) increase in net assets resulting from operations	(134,259)	(257,123)	(216,718)	(80,343)	(295,580)

Accumulation unit transactions:
Participant deposits	385,242	137,319	326,538	19,691	192,892
Transfers between investment sub-accounts and general account, net	379,089	(41,568)	(417,957)	(91,347)	(587,977)
Net surrenders and lapses	(704,795)	(1,846,921)	(3,463,708)	(1,081,007)	(2,392,447)
Contract benefits	(33,385)	(124,805)	(195,796)	(780)	(61,897)
Loan collateral interest received	-	454	-	-	124
Transfers for policy loans	-	(819)	(4)	-	441
Contract charges	(6,253)	(5,250)	(9,605)	(2,694)	(8,503)
Other	7	844	616	565	2,419

Total net accumulation unit transactions	19,905	(1,880,746)	(3,759,916)	(1,155,572)	(2,854,948)

(Decrease) increase in net assets	(114,354)	(2,137,869)	(3,976,634)	(1,235,915)	(3,150,528)

Net assets, beginning of period	$9,254,036	$11,165,701	$21,000,149	$5,777,017	$16,482,422

Net assets, end of period	$9,139,682	$9,027,832	$17,023,515	$4,541,102	$13,331,894

Units Issued, Transferred and Redeemed:
Beginning balance	409,246.96	553,421.46	760,654.43	240,374.47	319,215.78
Units issued	9,578.25	6,846.11	11,862.28	790.55	3,638.41
Units transferred	9,425.27	(2,072.39)	(15,183.29)	(3,667.40)	(11,090.67)
Units redeemed	(18,508.62)	(98,539.26)	(133,266.94)	(43,517.06)	(46,398.97)
Ending balance	409,741.86	459,655.92	624,066.48	193,980.56	265,364.55

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets (3)	Markets	Assets	Discovery	Opportunity

Net investment (loss) gain	$(30,743)	$7,363	$(36,547)	$1,431	$91,029	$(15,165)	$(19,607)	$(39,668)	$(34,843)

Realized and unrealized gain (loss) on investments
Capital gains distributions	-	107,326	179,523	28,468	-	100,419	-	421,328	285,879

Net realized gain (loss) from shares sold	215,145	707,898	436,675	9,886	(170,031)	38,591	(74,143)	132,345	157,308

Net unrealized appreciation (depreciation) on investments	8,326	(1,329,993)	(281,873)	(44,740)	(191,587)	(399,325)	(488,059)	(579,321)	(524,718)

Net realized and unrealized gain (loss) on investments	223,471	(514,769)	334,325	(6,386)	(361,618)	(260,315)	(562,202)	(25,648)	(81,531)

Increase (decrease) in net assets resulting from operations	192,728	(507,406)	297,778	(4,955)	(270,589)	(275,480)	(581,809)	(65,316)	(116,374)

Accumulation unit transactions:
Participant deposits	124,202	113,297	48,690	2,969	34,317	18,447	45,567	17,606	15,242
Transfers between investment sub-accounts and general account, net	47,215	18,023	(129,907)	(509)	204,784	153,361	620,058	(30,403)	595
Net surrenders and lapses	(275,372)	(1,318,060)	(390,376)	(90,864)	(380,190)	(314,504)	(277,804)	(196,785)	(390,613)
Contract benefits	-	(20,311)	(10,192)	-	(7,642)	(15,010)	(4,724)	(875)	(5,448)
Loan collateral interest received	-	-	-	-	-	-	-	352	-
Transfers for policy loans	-	-	-	-	-	-	-	95	(4)
Contract charges	(1,156)	(2,092)	(1,184)	(428)	(505)	(484)	(302)	(1,799)	(2,709)
Other	3,891	(9)	367	2	129	185	429	3	(74)

Total net accumulation unit transactions	(101,220)	(1,209,152)	(482,602)	(88,830)	(149,107)	(158,005)	383,224	(211,806)	(383,011)

Increase (decrease) in net assets	91,508	(1,716,558)	(184,824)	(93,785)	(419,696)	(433,485)	(198,585)	(277,122)	(499,385)

Net assets, beginning of period	$2,157,615	$6,401,898	$2,561,849	$486,589	$1,910,225	$1,927,733	$1,348,212	$2,849,956	$2,872,254

Net assets, end of period	$2,249,123	$4,685,340	$2,377,025	$392,804	$1,490,529	$1,494,248	$1,149,627	$2,572,834	$2,372,869

Units Issued, Transferred and Redeemed:
Beginning balance	102,405.15	352,465.38	64,235.85	23,986.56	163,792.40	68,605.52	93,827.49	80,319.11	78,586.98
Units issued	5,778.42	6,641.73	1,059.33	145.13	3,378.65	689.82	3,338.36	473.95	424.14
Units transferred	2,196.65	1,056.55	(2,826.35)	(24.88)	20,161.84	5,734.90	45,427.11	(818.45)	16.56
Units redeemed	(12,684.27)	(78,581.50)	(8,732.80)	(4,462.48)	(38,220.70)	(12,333.28)	(20,689.45)	(5,357.33)	(11,098.81)
Ending balance	97,695.95	281,582.16	53,736.03	19,644.33	149,112.19	62,696.96	121,903.51	74,617.28	67,928.87

(3)	During 2015, Van Eck VIP Trust Global Bond Portfolio was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate account to invest the net purchase payments received from the sale of certain variable annuity products. National Life allocates premiums received on individual flexible premium variable annuity contracts issued by National Life (“Contracts”), the first such Contract being known as Sentinel Advantage Variable Annuity (“SAVA”) and Sentinel Advantage Variable Annuity-5 (“SAVA5”). Such individual variable annuity contracts will be the only type of contracts which will allocate assets to the Variable Account, although such Contracts may be sold in a variety of contexts, including to pension or profit-sharing plans and to deferred compensation plans. Equity Services, Inc., a controlled affiliate of National Life, is the principal underwriter for the variable annuity contracts issued by National Life.

The Variable Account invests the accumulated contract holder contract values in shares of mutual fund portfolios within The Alger Portfolios, AllianceBernstein Variable Products Series (“VPS”) Fund Inc., American Century Variable Portfolios (“ACVP”) Inc., American Funds, Blackrock, Deutsche Variable Series II, Dreyfus Variable Investment Fund, Fidelity Variable Insurance Product Funds (“FVIPF”), Franklin Templeton Variable Insurance Products Trust, Goldman Sachs, Invesco Variable Insurance Funds, JP Morgan Insurance Trust, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T Rowe Price Equity Series Inc., Van EckVIP Trust, and Wells Fargo Variable Trust. Net purchase payments received by the Variable Accountare deposited in the portfolios asdesignated by the contract holder. Contract holders may also direct the allocations of their contract value to a declared interest account within the General Account of National Life and may transfer contract value between the portfolios within the Variable Account and the declared interest account. Sentinel Asset Management, Inc.,an affiliate that is controlled by National Life, provides investment advisory services for the SVPT portfolios. Sentinel Administrative Services, Inc., an affiliate that is controlled by National Life, provides transfer agent and administrative services to the SVPT portfolios.

There are ninety four sub-accounts within the Variable Account as of December 31, 2016. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contract holder contract values of the underlying variable annuity contracts investing in the sub-account.

During 2016, the following changes were made: Effective at the close of business on June 17, 2016, the Sentinel Variable Products Mid Cap Fund (the “SVP Mid Cap Fund”) was reorganized into the Sentinel Variable Products Small Company Fund (the “SVP Small Company Fund”).

During 2015, the following changes were made: the Neuberger Berman Mid Cap Growth Class S was substituted for the Neuberger Berman Small Cap Growth, the Oppenheimer Capital Income Fund/VA was rename Oppenheimer Conservative Balanced Fund/VA, and the Van Eck VIP Trust Global Bond Portfolio was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements:

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

The portfolios consist of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Small Cap Growth Fund, AllianceBernstein VPS Balanced Wealth Strategy, AllianceBernstein VPS Growth, AllianceBernstein International Growth, AllianceBernstein VPS International Value, AllianceBernstein Real Estate Investment, AllianceBernstein Small Mid Cap Portfolio, AllianceBernstein VPS Small/Mid Cap Value, AllianceBernstein VPS Value, ACVP Income & Growth, ACVP Inflation Protection, ACVP International, ACVP Ultra, ACVP Value, ACVP Capital Appreciation, ACVP Value, American Funds Asset Allocation, American Funds Global Bond, American Funds Growth-Income, American Fund Global Growth & Income, American Fund High-Income Bond, American Fund New World, Blackrock Equity Dividend V.I. Fund, Blackrock iShares Alternative Strategies V.I. Fund, Blackrock Government Money Market V.I. Fund, Deutsche Variable Series II Small Mid Cap Value VIP, Deutsche Variable Series II Large Cap Value VIP, Deutsche Investments VIT Small Cap Index VIP, Dreyfus Appreciation Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, FVIPF Equity Income, FVIPF Growth, FVIPF High Income, FVIPF Overseas, FVIPF II Contrafund, FVIPF Contrafund, FVIPF Disciplined Small Cap, FVIPF Disciplined Small Cap, FVIPF Dynamic Capital Appreciation, FVIPF Growth Opportunities, FVIPF Index 500, FVIPF Mid Cap, FVIPF II Index 500, FVIPF III Mid Cap, FVIPF III Value Strategies, FVIPF V Investment Grade Bond, FVIPF V Money Market, FVIPF Real Estate, Franklin Templeton Foreign VIP, Franklin Templeton Global Real Estate VIP, Franklin Templeton Mutual Global Discovery Securities, Franklin Templeton High Income VIP, Franklin Templeton Mutual Global Discovery, Franklin Templeton Mutual Shares VIP, Franklin Templeton Rising Dividends, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small-Midcap Growth Securities Fund, Franklin Templeton US Government, Goldman Sachs VIT Growth Opportunities Fund, Invesco Diversified Dividend Fund, Invesco Equity & Income Fund, Invesco V.I Global Health Care Fund, Invesco V.I. Government Securities Fund, Invesco V.I. Mid Cap Growth Fund, Invesco V.I Technology Fund, JP Morgan Insurance Trust Small Cap Core, Neuberger Berman Mid Cap Growth, Neuberger Berman Large Cap Value, Neuberger Berman Short Duration Bond, Neuberger Berman Mid Cap Growth Class S, Neuberger Berman Socially Responsive, Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Main Street Small Cap/VA, Oppenheimer Global Strategic Income/VA, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Mid Cap, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, T Rowe Price Mid Cap Growth, T Rowe Price Personal Strategies Balanced, Van Eck VIP Trust Unconstrained Emerging Markets Bond, Van Eck VIP Trust Emerging Markets, Van Eck VIP Trust Global Hard Assets Portfolio, Van Eck VIP Trust Global Hard Assets Fund, Wells Fargo Variable Trust Discovery, and Wells Fargo Variable Trust Opportunity.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820 – Fair Value Measurement. Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments. During, there were no significant transfers between levels. The change in the difference between cost and market value 2016, is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contract Loans

Contract holders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Policyholder Transactions

Payments received from contract holders represent deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contract holders may allocate contract value to the Variable Account and to the guaranteed interest account of National Life’s General Account. Transfers between the Variable Account and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to contract holders and beneficiaries made under the terms of the contracts and amounts that contract holders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative,cost of insurance, and other variable charges deducted monthly from the contracts.

Federal Income Taxes

The operations of the Variable Account are part of and xedta with, the total operations of National Life, under Subchapter L of the Internal Revenue Code (IRC). Under the current provisions of the IRC, National Life does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Variable Account. Based on this, no Federal income tax provision is required. National Life will review periodically the status of this policy in the event of changes in the tax law. The Variable Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2016.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2016 and through the financial statement issuance date. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 – CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a contract. Such charges reimburse National Life for het insurance and other benefits provided, its assumption of mortality and expense risks, and contract administration. The mortality risk assumed is that the annuitants under the contract may die later than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the contracts may exceed expected levels.

Charges and Deductions
Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Mortality and Expense Risk Charge	Daily	Annual Rate of 1.25% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administration Charge	Daily	Annual Rate of 0.15% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Contingent Deferred Sales Charge	Upon Withdrawal or Surrender, depending on the specifics and duration of the Contract	0% - 7% of Net Purchase Payments withdrawn or surrendered	Deducted from Accumulated Value upon Surrender or Lapse
Annual Contract Fee	Annually on Contract Anniversary on Contract Values under $50,000	$30	Unit Liquidation from Contract Value
Transfer Charge	Upon making a Transfer	Currently no amount is assessed	Deducted from Transfer amount
Premium Taxes	Upon Purchase Payment, Annuitization, Death of owner, or Surrender, depending on specifics of the Contract	Amount of Premium Taxes, up to 3.5%	Deducted from Purchase Payment or by Unit Liquidation from Contract Value
Riders	On the Date of Issue of the Contract and on each Monthly Contract Date	Amounts vary depending on the specifics of the Contract	Unit liquidation from Contract Value

The SVPT portfolios are managed by an affiliate of National Life. During the year ended December 31, 2016, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets. The effective advisory fee rate paid by the sub-accounts in 2016 was 0.48%.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2016 are set forth below:

Portfolio	Shares	Cost
Alger American Fund
Capital Appreciation	31,079	$2,000,448
Large Cap Growth	149,644	$7,035,741
Small Cap Growth	65,730	$1,667,481

Alliance Bernstein Variable Portfolios
Balanced Wealth Strategy	56	$589
Growth	228	$6,028
International Growth	16,182	$291,106
International Value	178,387	$2,282,593
Real Estate Investment	3,966	$37,171
VPS Small/Mid Cap Value Portfolio	697	$12,693
Small/Mid Cap Value	95,549	$1,813,092
VPS Value	2,116	$31,280

American Century Variable Portfolios
VP Income & Growth	215,842	$1,579,507
VP Inflation Protection	134,888	$1,501,650
VP International	371,422	$3,022,939
VP Ultra	3,509	$47,725
VP Value	372,182	$2,317,017
VP Capital Appreciation	658	$8,982
VP Value	622	$6,052

American Funds
Asset Allocation	594	$12,684
Global Bond	3,241	$37,157
Growth -Income	403	$5,298
Global Growth & Income	287	$12,229
High Income Bond	821	$8,940
New World	293	$5,915

Blackrock
Equity Dividend V I. Fund	646	$7,122
iShares Alternative Strategies	1,622	$17,121
Government Money Market	219,049	$219,049

Deutsche Variable Series II
Small Mid Cap Value VIP	90,709	$1,193,532
Large Cap Value VIP	18,662	$278,069
VIT Small Cap Index VIP	5,489	$85,176

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio	9,963	$398,062
VIF Opportunistic Small Cap Portfolio	7,595	$288,102
VIF Quality Bond Portfolio	132,565	$1,608,728
Socially Responsible Growth	10,503	$343,883

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS (continued)

Portfolio	Shares	Cost
Fidelity Variable Insurance Product Funds
Equity Income	237,748	$5,081,865
Growth	76,533	$3,223,758
High Income	589,362	$3,277,850
Overseas	163,591	$2,726,054
Contrafund	227,279	$6,390,553
VIP Contrafund	1,439	$46,173
Disciplined Small Cap	7,830	$112,704
Dynamic Capital Appreciation	13,507	$162,179
Growth Opportunities	137	$4,222
VIP Index 500	358	$78,934
VIP Mid Cap	354	$11,512
Index 500	47,997	$7,256,716
Mid Cap	99,091	$3,182,508
Value Strategies	14,334	$212,589
Investment Grade Bond	419,727	$5,458,138
Money Market	6,534,842	$6,534,842
Real Estate	2,100	$43,068

Franklin Templeton VIP Trust
Foreign Securities	115,387	$1,693,874
Global Real Estate	58,916	$868,704
Mutual Global Discovery Securities	45,043	$967,840
Franklin High Income VIP Fund	2,298	$13,629
Franklin Mutual Global Discovery VIP Fund	271	$5,339
Mutual Shares Securities	43,657	$804,817
Franklin Rising Dividends VIP Fund	1,311	$32,071
Small Cap Value Securities	20,365	$376,234
Small-Midcap Growth Securities	20,381	$418,459
US Government	70,563	$926,711

Goldman Sachs
VIT Growth Opportunities Fund	138	$940

Invesco Variable Insurance Funds
V.I Diversified Dividend Fund	287	$7,104
V.I Equity and Income Fund	1,570	$26,659
Global Health Care	66,374	$1,571,336
V.I. Government Securities Fund	491	$5,722
Mid Cap Growth	127,118	$554,748
Technology	51,504	$886,599

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS (continued)

Portfolio	Shares	Cost
JP Morgan Series Insurance Trust
Small Cap Core	31,354	$544,956

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	29,754	$725,910
Large Cap Value	72,292	$829,032
Short Duration Bond	383,313	$4,139,032
Small Cap Growth	-
Mid Cap Growth Class S	21,689	$476,621
Socially Responsive	4,359	$95,719

Oppenheimer Variable Products
Conservative Balanced Fund/VA	15,146	$216,133
Main Street Small- & Mid Cap/VA	9,144	$222,710
Global Strategic Income/VA	246,736	$1,345,559

Sentinel Variable Products Trust
Balanced	690,601	$9,002,562
Bond	909,997	$9,163,978
Common Stock	1,074,021	$16,332,726
Mid Cap (1)	-	$-
Small Company (1)	1,356,637	$18,891,480

T Rowe Price Equity Series
Blue Chip Growth	90,998	$1,158,289
Equity Income	164,113	$3,529,260
Health Sciences	60,396	$1,785,704
Mid Cap Growth-II	375	$9,585
Personal Strategy Balanced	19,103	$397,564

Van Eck VIPT
Unconstrained Emerging Markets Bond	168,920	$1,649,905
Emerging Markets	138,603	$1,744,967
Global Hard Assets	64,202	$1,528,829
VIP Global Hard Assets Fund	2,207	$49,368
Long/Short Equity Index	591	$14,371

Wells Fargo Variable Trust Funds
Discovery	88,728	$2,100,986
Opportunity	88,649	$1,736,768

(1) Effective at the close of business on June 17, 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 – PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2016 are set forth below :

Portfolio	Purchases	Sales Proceeds
Alger American Fund
Capital Appreciation	$146,607	$331,914
Large Cap Growth	$598,662	$1,404,205
Small Cap Growth	$209,393	$333,574
AllianceBernstein Variable Portfolios
Balanced Wealth Strategy	$592	$3
Growth	$12,111	$6,082
International Growth	$41,712	$57,918
International Value	$314,223	$363,644
Real Estate Investment	$39,710	$2,527
VPS Small\Mid Cap Value Portfolio	$12,743	$52
Small/Mid Cap Value	$249,846	$425,188
VPS Value	$2,894	$22,873
American Century Variable Portfolios
VP Income & Growth	$126,317	$361,462
VP Inflation Protection	$150,584	$346,342
VP International	$476,417	$709,023
VP Ultra	$15,825	$9,749
VP Value	$120,693	$720,680
VP Capital Appreciation	$9,000	$18
VP Value	$12,410	$6,359
American Funds
Asset Allocation	$12,724	$39
Global Bond	$39,676	$2,517
Growth-Income	$12,282	$53
Global Growth & Income	$5,303	$5
High Income Bond	$8,980	$40
New World	$5,931	$16
Blackrock
Equity Dividend V.I. Fund	$9,793	$2,673
iShares Alternative Strategies	$17,154	$32
Government Money Market	$587,008	$367,959
Deutsche Variable Series II
Small Mid Cap Value VIP	$215,022	$261,968
Large Cap Value VIP	$66,355	$80,135
VIT Small Cap Index VIP	$14,407	$22,015
Dreyfus Variable Investment Fund
VIF Appreciation Portfolio	$80,600	$78,837
VIF Opportunistic Small Cap Portfolio	$36,625	$58,415
VIF Quality Bond Portfolio	$215,597	$278,351
Socially Responsible Growth	$46,009	$50,392

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 – PURCHASES AND SHARES (continued)

Portfolio	Purchases	Sales Proceeds
Fidelity Variable Insurance Product Funds
Equity Income	$540,941	$777,346
Growth	$614,400	$695,281
High Income	$380,816	$699,089
Overseas	$358,272	$751,263
II Contrafund	$909,566	$1,558,469
VIP Contrafund	$51,635	$5,463
Disciplined Small Cap	$213,908	$101,430
Dynamic Capital Appreciation	$314,058	$151,903
Growth Opportunities	$4,225	$3
VIP Index 500	$146,928	$67,994
VIP Mid Cap	$14,191	$2,679
II Index 500	$585,180	$1,192,405
III Mid Cap	$432,121	$559,316
III Value Strategies	$21,548	$22,263
V Investment Grade Bond	$407,486	$1,247,701
V Money Market	$3,070,407	$5,908,794
Franklin Templeton VIP Trust
Foreign Securities	$170,261	$295,009
Global Real Estate	$132,106	$267,475
Mutual Global Discovery Securities	$156,905	$171,880
Franklin High Income VIP	$13,681	$52
Franklin Mutual Global Discovery	$8,010	$2,671
Mutual Shares Securities	$89,275	$141,635
Franklin Rising Dividends	$34,812	$2,741
Small Cap Value Securities	$79,803	$74,624
US Government	$67,467	$33,115
Small-Midcap Growth Securities	$329,753	$210,068
Goldman Sachs
VIT Growth Opportunities Fund	$942	$1
Invesco Variable Insurance Funds
V.I. Diversifiedi Dividend Fund	$7,125	$21
V.I. Equity and Income Fund	$26,727	$68
Global Health Care	$446,834	$449,132
V.I. Government Securities Fund	$7,347	$1,624
Mid Cap Growth	$99,853	$123,367
Technology	$73,538	$198,444
JP Morgan Insurance Trust
Small Cap Core	$109,936	$155,112
Neuberger Berman Advisors Management Trust
Mid-Cap Growth	$99,678	$160,397
Large Cap Value	$107,171	$168,497
Short Duration Bond	$633,027	$1,021,080
Mid Cap Growth Class S	$57,335	$58,259
Socially Responsive	$59,507	$3,280

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 – PURCHASES AND SHARES (continued)

Portfolio	Purchases	Sales Proceeds
Oppenheimer Variable Products
Conservative Balanced Fund/VA	$9,582	$11,769
Main Street Small Cap/VA	$34,416	$28,300
Global Strategic Income/VA	$231,081	$152,441
Sentinel Variable Products Trust
Balanced	$1,964,781	$2,449,125
Bond	$1,374,162	$1,874,101
Common Stock	$3,011,230	$3,473,669
Mid Cap	$507,112	$4,784,457
Small Company	$6,512,648	$3,246,805
T Rowe Price Equity Series
Blue Chip Growth	$212,795	$419,126
Equity Income	$744,426	$1,065,976
Health Sciences	$192,301	$282,324
Mid Cap Growth I	$9,604	$18
Personal Strategy Balanced	$30,141	$66,142
Van Eck VIPT
Unconstrained Emerging Markets Bond	$134,727	$345,750
Emerging Markets	$161,860	$212,026
Global Hard Assets Portfolio	$316,287	$450,708
Global Hard Assets Fund	$52,733	$3,373
Long/Short Equity Index Fund	$14,400	$29
Wells Fargo Variable Trust Funds
Discovery	$255,443	$521,624
Opportunity	$311,716	$476,087

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS

	Alger American Fund
	Capital		Large Cap		Small Cap
	Appreciation		Growth		Growth

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	104,425.56	-	350,836.43	-	72,727.99
Units issued	-	1,853.25	-	3,682.94	-	219.82
Units transferred	-	2,308.36	-	7,845.37	-	(2,874.49)
Units redeemed	-	(12,250.17)	-	(40,912.72)	-	(11,980.34)
Ending balance	-	96,337.00	-	321,452.02	-	58,092.98

	AllianceBernstein Variable Products
	Balanced				International		International
	Wealth Strategy		Growth		Growth		Value

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	19,542.65	-	167,813.93
Units issued	57.46	-	-	-	-	877.67	-	3,923.16
Units transferred	-	-	596.97	-	-	974.15	-	10,523.68
Units redeemed	-	-	-	-	-	(2,703.39)	-	(17,713.68)
Ending balance	57.46	-	596.97	-	-	18,691.08	-	164,547.09

	AllianceBernstein Variable Products
	Real Estate		Small/Mid Cap		Small/Mid Cap		VPS
	Investment		Value II		Value		Value

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	65,734.03	-	2,525.49
Units issued	-	-	1,200.38	-	-	1,961.53	-	60.60
Units transferred	3,637.13	-	-	-	-	(4,602.19)	-	(306.83)
Units redeemed	-	-	-	-	-	(5,969.16)	-	(791.95)
Ending balance	3,637.13	-	1,200.38	-	-	57,124.21	-	1,487.31

	American Century Variable Portfolios
	Income &		Inflation
	Growth		Protection		International		Ultra

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	114,223.33	-	115,988.83	-	235,749.53	-	2,566.51
Units issued	-	504.02	-	2,197.49	-	5,377.20	-	279.07
Units transferred	-	(706.44)	-	(1,450.50)	-	16,284.49	-	(12.21)
Units redeemed	-	(15,030.08)	-	(16,731.97)	-	(35,332.54)	-	(2.44)
Ending balance	-	98,990.83	-	100,003.85	-	222,078.68	-	2,830.93

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	American Century Variable Portfolios
			Capital
	Value		Appreciation		Value

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	141,503.08	-	-	-	-
Units issued	-	684.45	889.90	-	-	-
Units transferred	-	(4,403.41)	-	-	581.65	-
Units redeemed	-	(17,396.21)	-	-	-	-
Ending balance	-	120,387.91	889.90	-	581.65	-

	American Funds
	Asset		Global		Growth -		Global		High Income		New
	Allocation		Bond		Income		Growth & Income		Bond		World

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	-	-	-	-	-	-	-
Units issued	814.62	-	-	-	1,165.33	-	38.25	-	813.71	-	286.26	-
Units transferred	394.01	-	3,782.39	-	-	-	456.47	-	-	-	269.50	-
Units redeemed	-	-	-	-	-	-	-	-	-	-	-	-
Ending balance	1,208.63	-	3,782.39	-	1,165.33	-	494.72	-	813.71	-	555.76	-

	Blackrock
	Equity		iShares		Government
	Dividend		Alternative		Money Market

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	-
Units issued	149.31	-	1,501.58	-	25,611.56	-
Units transferred	496.54	-	169.28	-	(2,429.88)	-
Units redeemed	-	-	-	-	(1,096.26)	-
Ending balance	645.85	-	1,670.86	-	22,085.42	-

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	Deutsche Variable Series II
	Small Mid Cap		Large Cap		Small
	Value		Value		Cap Index

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	67,210.25	-	22,802.67	-	3,815.58
Units issued	-	705.64	-	415.36	-	31.10
Units transferred	-	(272.25)	-	868.66	-	(76.46)
Units redeemed	-	(8,531.51)	-	(3,433.72)	-	(504.20)
Ending balance	-	59,112.13	-	20,652.97	-	3,266.02

	Dreyfus Variable Investment Fund
			Opportunistic		Quality		Socially
	Appreciation		Small Cap		Bond		Responsible

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	25,244.02	-	25,647.32	-	117,834.51	-	33,305.15
Units issued	-	287.00	-	363.83	-	2,381.42	-	28.43
Units transferred	-	(1,809.37)	-	(61.00)	-	6,611.10	-	(168.00)
Units redeemed	-	(1,952.62)	-	(3,390.51)	-	(13,935.91)	-	(3,301.43)
Ending balance	-	21,769.03	-	22,559.64	-	112,891.12	-	29,864.15

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	Fidelity Variable Insurance Products
	Equity				High
	Income		Growth		Income		Overseas

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	230,943.86	-	199,115.80	-	210,409.70	-	218,798.90
Units issued	-	1,521.40	-	1,027.64	-	5,276.63	-	4,830.74
Units transferred	-	(2,247.67)	-	387.36	-	(929.76)	-	6,758.78
Units redeemed	-	(25,478.18)	-	(20,690.86)	-	(30,863.53)	-	(37,580.61)
Ending balance	-	204,739.41	-	179,839.94	-	183,893.04	-	192,807.81

	Fidelity Variable Insurance Products
					Disciplined		Dynamic
	Contrafund II		Contrafund		Small Cap		Capital Apprec

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	232,699.39	-	-	-	-	-	-
Units issued	-	2,135.35	3,383.48	-	10,880.08	-	16,108.55	-
Units transferred	-	(262.47)	1,018.86	-	79.50	-	600.27	-
Units redeemed	-	(36,673.63)	-	-	(427.97)	-	(651.12)	-
Ending balance	-	197,898.64	4,402.34	-	10,531.61	-	16,057.70	-

	Fidelity Variable Insurance Products
	Growth
	Opportunities		Index 500		Mid Cap		Index 500

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	-	-	431,509.47
Units issued	408.20	-	6,696.80	-	305.39	-	-	7,564.71
Units transferred	-	-	756.53	-	766.97	-	-	(1,477.38)
Units redeemed	-	-	5.34	-	-	-	-	(31,340.23)
Ending balance	408.20	-	7,458.67	-	1,072.36	-	-	406,256.57

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	Fidelity Variable Insurance Products
			Value		Investment		Money		Real
	Mid Cap		Strategies		Grade Bond		Market		Estate

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	127,870.67	-	6,914.86	-	349,865.24	-	819,043.98	-	-
Units issued	-	3,440.71	-	(1,787.19)	-	1,725.56	-	31,515.34	3,986.30	-
Units transferred	-	1,045.36	-	(1,105.56)	-	(4,589.62)	-	10,794.97	183.87	-
Units redeemed	-	(15,271.48)	-	2,921.61	-	(47,362.61)	-	(282,934.07)	-	-
Ending balance	-	117,085.26	-	6,943.72	-	299,638.57	-	578,420.22	4,170.17	-

	Franklin Templeton Variable Insurance Products Trust
	Foreign		Global		Mutual Global		High
	Securities		Real Estate		Discovery		Income VIP

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	113,030.75	-	69,900.59	-	49,217.96	-	-
Units issued	-	1,843.24	-	1,027.33	-	1,563.73	1,189.26	-
Units transferred	-	(1,508.26)	-	(83.41)	-	(856.73)	87.54	-
Units redeemed	-	(11,739.63)	-	(9,329.33)	-	(5,065.64)	-	-
Ending balance	-	101,626.10	-	61,515.18	-	44,859.32	1,276.80	-

	Franklin Templeton Variable Insurance Products Trust
	Mutual Global		Mutual Shares		Rising
	Discovery II		Securities		Dividends

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	53,860.93	-	-
Units issued	1.19	-	-	203.65	2,168.81	-
Units transferred	489.49	-	-	(1,418.38)	881.87	-
Units redeemed	-	-	-	(6,466.25)	-	-
Ending balance	490.68	-	-	46,179.95	3,050.68	-

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	Franklin Templeton Variable Insurance Products Trust
	Small Cap		Small-Midcap		US
	Value		Growth		Government

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	17,096.11	-	16,814.56	-	70,003.99
Units issued	-	228.25	-	422.42	-	12,235.68
Units transferred	-	(474.62)	-	205.26	-	5,223.01
Units redeemed	-	(1,880.54)	-	(562.21)	-	(8,078.60)
Ending balance	-	14,969.20	-	16,880.03	-	79,384.08

	Goldman Sachs		Invesco
	Growth		Diversified		Equity &		Global
	Opportunities		Dividend Series		Income Series		Health Care

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	-	-	100,481.08
Units issued	-	-	711.40	-	612.90	-	-	562.86
Units transferred	93.07	-	-	-	1,871.93	-	-	2,807.08
Units redeemed	-	-	-	-	-	-	-	(15,526.46)
Ending balance	93.07	-	711.40	-	2,484.83	-	-	88,324.56

							JP Morgan Insurance
	Invesco						Trust
	Government		Mid				Small
	Securities		Cap Growth		Technology		Cap Core

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	49,996.20	-	152,182.01	-	27,255.65
Units issued	88.45	-	-	1,107.84	-	203.96	-	344.04
Units transferred	479.11	-	-	(705.30)	-	(3,938.85)	-	(632.34)
Units redeemed	-	-	-	(5,896.93)	-	(18,172.60)	-	(3,334.62)
Ending balance	567.56	-	-	44,501.81	-	130,274.52	-	23,632.73

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	Neuberger Berman Advisors Management Trust
	Mid Cap		Large Cap		Short
	Growth		Value		Duration Bond

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	29,610.05	-	59,651.72	-	424,356.87
Units issued	-	818.13	-	252.14	-	10,337.07
Units transferred	-	(177.31)	-	(1,059.27)	-	5,888.67
Units redeemed	-	(3,895.12)	-	(6,759.44)	-	(52,515.41)
Ending balance	-	26,355.75	-	52,085.15	-	388,067.20

	Neuberger Berman Advisors Management Trust
	Small Cap		Mid Cap Growth		Socially
	Growth		Class S		Responsive

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	48,381.37	-	1,487.39
Units issued	-	-	-	1,195.25	-	2,370.81
Units transferred	-	-	-	1,960.01	-	(28.18)
Units redeemed	-	-	-	(4,983.57)	-	(0.53)
Ending balance	-	-	-	46,553.06	-	3,829.49

	Oppenheimer Variable Products
	Conservative		Main Street		Global Strategic
	Balanced		Small Cap		Income

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	12,672.62	-	6,675.96	-	78,625.08
Units issued	-	38.45	-	164.08	-	3,532.76
Units transferred	-	(149.02)	-	1,131.43	-	5,446.92
Units redeemed	-	(114.59)	-	(1,218.23)	-	(6,417.53)
Ending balance	-	12,447.46	-	6,753.24	-	81,187.23

	Sentinel Variable Products Trust
					Common				Small
	Balanced		Bond		Stock		Mid Cap (1)		Company (1)

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	409,741.86	-	459,655.92	-	624,066.48	-	193,980.56	-	265,364.55
Units issued	63,896.55	13,886.21	20,576.11	11,156.60	28,624.67	15,337.69	-	727.40	11,059.32	3,315.37
Units transferred	6,593.09	(22,250.51)	-	5,307.56	1,745.26	(12,941.68)	-	(184,479.46)	115.39	79,164.81
Units redeemed	(858.46)	(51,492.14)	(847.82)	(54,500.48)	(1,057.84)	(80,044.57)	-	(10,228.50)	(419.43)	(40,639.90)
Ending balance	69,631.18	349,885.42	19,728.29	421,619.60	29,312.09	546,417.92	-	-	10,755.28	307,204.83

(1) In 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – CHANGES IN UNITS (continued)

	T Rowe Price Equity Series
	Blue Chip		Equity		Health		MidCap		Personal
	Growth		Income		Sciences		Growth II		Strategy

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	97,695.95	-	281,582.16	-	53,736.03	-	-	-	19,644.33
Units issued	1,698.63	2,840.12	38.51	6,297.59	608.44	591.60	885.98	-	-	244.30
Units transferred	1,675.54	756.24	6.39	(17,841.40)	3,828.10	242.51	-	-	-	133.99
Units redeemed	-	(13,178.24)	-	(32,349.63)	-	(3,932.78)	-	-	-	(2,577.69)
Ending balance	3,374.17	88,114.07	44.90	237,688.72	4,436.54	50,637.36	885.98	-	-	17,444.93

	Van Eck VIPT
	Unconstrained		Emerging		Global Hard		Global Hard		Long/Short
	Emerging Markets		Markets		Assets		Assets		Equity Index

	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	149,112.19	-	62,696.96	-	121,903.51	-	-	-	-
Units issued	-	4,341.53	-	1,017.98	-	3,450.87	-	-	1,450.43	-
Units transferred	-	(6,471.62)	-	1,504.80	-	(2,848.44)	4,619.16	-	-	-
Units redeemed	-	(16,237.91)	-	(3,952.02)	-	(6,547.21)	-	-	-	-
Ending balance	-	130,744.19	-	61,267.72	-	115,958.73	4,619.16	-	1,450.43	-

	Wells Fargo Variable Trust Funds
	Discovery		Opportunity

	SAVA 5	SAVA	SAVA 5	SAVA
Units Issued, Transferred and Redeemed:
Beginning balance	-	74,617.28	-	67,928.87
Units issued	-	653.56	-	225.30
Units transferred	-	(2,225.45)	-	(856.72)
Units redeemed	-	(10,238.67)	-	(10,730.19)
Ending balance	-	62,806.72	-	56,567.26

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 are shown below. Information for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior year’s reflect the presentation used in the current year.

	At December 31, 2016						For the Year Bided December 31, 2016
Portfolio	Units		Unit Fair Value		Net Assets		Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Alger American Fund
Capital Appreciation	-	96,337.00	-	21.65	-	2,085,694	0.18%	1.40%	1.40%	0.00%	-0.89%
Large Cap Growth	-	321,452.02	-	24.50	-	7,875,766	0.00%	1.40%	1.40%	0.00%	-2.20%
Small Cap Growth	-	58,092.98	-	21.23	-	1,233,097	0.00%	1.40%	1.40%	0.00%	4.77%
Alliance Bernstein Variable Portfolios
Balanced Wealth Strategy	57.46	0.00	10.15	-	583	-	0.00%	1.40%	1.40%	1.53%	0.00%
VPS Growth	596.97	0.00	10.13	-	6,049	-	0.00%	1.40%	1.40%	1.32%	0.00%
International Growth	-	18,691.08	-	15.01	-	280,591	0.00%	1.40%	1.40%	0.00%	-8.16%
International Value	-	164,547.09	-	14.40	-	2,368,985	1.31%	1.40%	1.40%	0.00%	-1.88%
Real Estate Investment Fund	3,637.13	0.00	10.11	-	36,768	-	0.29%	1.40%	1.40%	1.09%	0.00%
Small Mid Cap Portfolio	1,200.38	0.00	11.68	-	14,017	-	0.00%	1.40%	1.40%	16.77%	0.00%
Smail/Mid CapValue	-	57,124.21	-	33.94	-	1,938,685	0.59%	1.40%	1.40%	0.00%	23.36%
VPS Value	-	1,487.31	-	22.01	-	32,741	1.93%	1.40%	1.40%	0.00%	10.01%
American Century Variable Portfolios
Income & Growth	-	98,990.83	-	20.32	-	2,011,647	2.34%	1.40%	1.40%	0.00%	11.91%
Inflation Protection	-	100,003.85	-	13.66	-	1,366,415	2.14%	1.40%	1.40%	0.00%	3.26%
International	-	222,078.68	-	15.67	-	3,480,225	1.07%	1.40%	1.40%	0.00%	-6.80%
Ultra	-	2,830.93	-	19.15	-	54,222	0.30%	1.40%	1.40%	0.00%	3.00%
Value	-	120,387.91	-	32.40	-	3,900,466	1.70%	1.40%	1.40%	0.00%	18.81%
Capital Appreciation	889.90	0.00	10.30	-	9,166	-	0.00%	1.40%	1.40%	3.00%	0.00%
Value	581.65	0.00	11.23	-	6,529	-	1.47%	1.40%	1.40%	12.25%	0.00%
American Funds
Asset Allocation	1,208.63	0.00	10.54	-	12,736	-	2.95%	1.40%	1.40%	5.37%	0.00%
Global Bond	3,782.39	0.00	9.49	-	35,910	-	1.07%	1.40%	1.40%	-5.06%	0.00%
Growth-Income	1,165.33	0.00	10.76	-	12,538	-	2.16%	1.40%	1.40%	7.59%	0.00%
Global Growth & Income	494.72	0.00	10.50	-	5,196	-	6.00%	1.40%	1.40%	5.03%	0.00%
High Income Bond	813.71	0.00	10.88	-	8,856	-	8.84%	1.40%	1.40%	8.83%	0.00%
New World	555.76	0.00	10.30	-	5,723	-	1.56%	1.40%	1.40%	2.98%	0.00%
Blackrock
Equity Dividend	645.85	0.00	11.13	-	7,189	-	1.03%	1.40%	1.40%	11.31%	0.00%
iShares Alternative Strategies	1,670.86	0.00	9.82	-	16,410	-	10.34%	1.40%	1.40%	-1.79%	0.00%
Government Money Market	22,085.42	0.00	9.92	-	219,049	-	0.15%	1.40%	1.40%	-0.82%	0.00%
Deutsche Variable Series II
Small Mid Cap Value	-	59,112.13	-	25.52	-	1,508,492	0.24%	1.40%	1.40%	0.00%	14.86%
Large Cap Value	-	20,652.97	-	12.45	-	257,160	0.71%	1.40%	1.40%	0.00%	-5.94%
Small Cap Index Value	-	3,266.02	-	28.20	-	92,098	1.14%	1.40%	1.40%	0.00%	19.35%
Dreyfus Variable Investment Fund
Appreciation	-	21,769.03	-	18.77	-	408,568	1.64%	1.40%	1.40%	0.00%	6.41%
Opportunistic Small Cap	-	22,559.64	-	16.65	-	375,517	0.00%	1.40%	1.40%	0.00%	15.45%
Quality Bond	-	112,891.12	-	13.73	-	1,549,679	1.77%	1.40%	1.40%	0.00%	0.12%
Socially Responsible Growth	-	29,864.15	-	13.31	-	397,635	1.31%	1.40%	1.40%	0.00%	8.85%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

	At December 31,2016						For the Year Bided December 31,2016
Portfolio	Units		Unit Fair Value		Net Assets		Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Fidelity Variable Insur Product Funds
Equity Income	-	204,739.41	-	25.51	-	5,223,317	2.21%	1.40%	1.40%	0.00%	16.39%
Growth	-	179,839.94	-	25.24	-	4,539,172	0.04%	1.40%	1.40%	0.00%	-0.59%
High Income	-	183,893.04	-	17.24	-	3,170,766	5.05%	1.40%	1.40%	0.00%	13.02%
Overseas	-	192,807.81	-	15.11	-	2,913,562	1.37%	1.40%	1.40%	0.00%	-6.38%
Contrafund II Portfolio	-	197,898.64	-	38.11	-	7,541,102	0.78%	1.40%	1.40%	0.00%	6.51%
Contrafund	4,402.34	0.00	10.61	-	46,700	-	1.44%	1.40%	1.40%	6.08%	0.00%
Disciplined Small Cap	10,531.61	0.00	12.11	-	127,543	-	1.59%	1.40%	1.40%	21.11%	0.00%
Dynamic Captial Appreciation	16,057.70	0.00	10.29	-	165,196	-	2.44%	1.40%	1.40%	2.88%	0.00%
Growth Opportunities	408.20	0.00	10.28	-	4,196	-	0.10%	1.40%	1.40%	2.79%	0.00%
Index 500	7,458.67	0.00	10.80	-	80,517	-	2.68%	1.40%	1.40%	7.95%	0.00%
Midcap	1,072.36	0.00	10.90	-	11,691	-	0.62%	1.40%	1.40%	9.03%	0.00%
Index 500 Portfolio	-	406,256.57	-	26.87	-	10,916,915	1.44%	1.40%	1.40%	0.00%	10.31%
Mid Cap Portfolio	-	117,085.26	-	28.76	-	3,367,106	0.49%	1.40%	1.40%	0.00%	10.68%
Value Strategies	-	6,943.72	-	32.56	-	226,053	1.12%	1.40%	1.40%	0.00%	8.11%
Investment Grade Bond	-	299,638.57	-	17.71	-	5,305,347	2.21%	1.40%	1.40%	0.00%	3.29%
Money Market	-	578,420.22	-	11.30	-	6,534,842	0.10%	1.40%	1.40%	0.00%	-1.28%
Real Estate	4,170.17	0.00	10.03	-	41,825	-	3.08%	1.40%	1.40%	0.29%	0.00%
Franklin Templeton VIP Trust
Foreign Securities	-	101,626.10	-	15.45	-	1,570,411	1.92%	1.40%	1.40%	0.00%	5.69%
Global Real Estate	-	61,515.18	-	14.77	-	908,486	1.19%	1.40%	1.40%	0.00%	-0.85%
Global Discovery	-	44,859.32	-	20.32	-	911,675	1.87%	1.40%	1.40%	0.00%	10.88%
High Income VIP	1,276.80	0.00	10.91	-	13,928	-	0.00%	1.40%	1.40%	9.09%	0.00%
Mutual Global Discovery	490.68	0.00	11.06	-	5,425	-	0.00%	1.40%	1.40%	10.55%	0.00%
Mutual Shares Securities	-	46,179.95	-	18.98	-	876,636	1.95%	1.40%	1.40%	0.00%	14.45%
Rising Dividends	3,050.68	0.00	10.73	-	32,747	-	0.00%	1.40%	1.40%	7.34%	0.00%
Small Cap Value Securities	-	14,969.20	-	26.34	-	394,271	0.82%	1.40%	1.40%	0.00%	28.39%
Small MidCap	-	16,880.03	-	19.64	-	331,593	0.00%	1.40%	1.40%	0.00%	2.73%
US Government	-	79,384.08	-	11.12	-	882,744	2.71%	1.40%	1.40%	0.00%	-0.50%
Goldman Sachs
Growth Opportunities Fund	93.07	0.00	9.95	-	926	-	0.00%	1.40%	1.40%	-0.45%	0.00%
Invesco Variable Investment Fund
Diversified Dividend Fund	711.40	0.00	10.57	-	7,518	-	0.35%	1.40%	1.40%	5.68%	0.00%
Equity & Income Fund	2,484.83	0.00	11.17	-	27,757	-	1.04%	1.40%	1.40%	11.71%	0.00%
Global Health Care	-	88,324.56	-	18.12	-	1,600,272	0.00%	1.40%	1.40%	0.00%	-12.69%
Government Securities	567.56	0.00	9.81	-	5,568	-	1.99%	1.40%	1.40%	-1.90%	0.00%
Mid Cap Growth	-	44,501.81	-	13.97	-	621,607	0.00%	1.40%	1.40%	0.00%	-0.64%
Technology	-	130,274.52	-	7.07	-	921,412	0.00%	1.40%	1.40%	0.00%	-2.13%
JP Morgan Series Trust II
Small Cap Core	-	23,632.73	-	29.84	-	705,145	0.52%	1.40%	1.40%	0.00%	18.55%
Neuberger Berman Advisors Management Trust
Mid Cap Growth	-	26,355.75	-	25.53	-	672,737	0.00%	1.40%	1.40%	0.00%	2.95%
Large Cap Value	-	52,085.15	-	21.15	-	1,101,726	0.75%	1.40%	1.40%	0.00%	25.61%
Short Duration Bond	-	388,067.20	-	10.39	-	4,032,453	1.19%	1.40%	1.40%	0.00%	-0.18%
Mid Cap Growth Class S	-	46,553.06	-	9.84	-	458,067	0.00%	1.40%	1.40%	0.00%	2.72%
Socially Responsive	-	3,829.49	-	25.69	-	98,381	0.76%	1.40%	1.40%	0.00%	8.34%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31, 2016						For the Year Bided December 31, 2016
Portfolio	Units		Unit Fair Value		Net Assets		Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Oppenheimer Variable Products
Conservative Balanced Fund	-	12,447.46	-	17.85	-	222,198	2.11%	1.40%	1.40%	0.00%	3.51%
Main Street Small Cap	-	6,753.24	-	32.16	-	217,177	0.24%	1.40%	1.40%	0.00%	16.05%
Global Strategic Income Bond	-	81,187.23	-	15.41	-	1,250,953	4.58%	1.40%	1.40%	0.00%	4.80%
Sentinel Variable Products Trust
Balanced	69,631.18	349,885.42	10.39	23.63	723,738	8,267,893	1.38%	1.40%	1.40%	3.94%	5.94%
Bond	19,728.29	421,619.60	9.83	19.53	193,956	8,232,617	2.03%	1.40%	1.40%	-1.69%	-0.58%
Common Stock	29,312.09	546,417.92	10.73	29.93	314,385	16,354,414	1.62%	1.40%	1.40%	7.25%	9.72%
Mid Cap Growth (1)	-	0.00	-	-	-	-	0.60%	1.40%	1.40%	0.00%	-100.00%
Small Company (1)	10,755.28	307,204.83	11.51	59.57	123,836	18,299,298	0.07%	1.40%	1.40%	15.14%	18.57%
T Rowe Rice Equity Services
Blue Chip Growth	3,374.17	88,114.07	10.47	22.83	35,333	2,011,221	0.00%	1.40%	1.40%	4.72%	-0.85%
Equity income	44.90	237,688.72	11.14	19.50	500	4,635,700	1.99%	1.40%	1.40%	11.36%	17.21%
Health Sciences	4,436.54	50,637.36	9.86	38.95	43,729	1,972,278	0.00%	1.40%	1.40%	-1.44%	-11.95%
Mid Cap Growth	885.98	0.00	10.43	-	9,245	-	0.00%	1.40%	1.40%	4.35%	0.00%
Personal Strategies	-	17,444.93	-	20.99	-	366,205	1.66%	1.40%	1.40%	0.00%	4.98%
Van Eck VIPT
Unconstrained Emerging Markets Bond	-	130,744.19	-	10.49	-	1,371,630	0.00%	1.40%	1.40%	0.00%	4.95%
Emerging Markets	-	61,267.72	-	23.53	-	1,441,476	0.45%	1.40%	1.40%	0.00%	-1.28%
Global Hard Assets Portfolio	-	115,958.73	-	13.37	-	1,549,839	0.36%	1.40%	1.40%	0.00%	41.72%
Global Hard Assets Fund	4,619.16	0.00	11.15	-	51,483	-	0.00%	1.40%	1.40%	11.46%	0.00%
Long/Short Equity Index Fund	1,450.43	0.00	10.08	-	14,619	-	0.00%	1.40%	1.40%	0.79%	0.00%
Wells Fargo Variable Funds
Discovery	-	62,806.72	-	36.60	-	2,298,948	0.00%	1.40%	1.40%	0.00%	6.16%
Opportunity	-	56,567.26	-	38.66	-	2,186,970	2.08%	1.40%	1.40%	0.00%	10.68%

(1) In 2016, the Sentinel Variable Products Mid Cap Fund was reorganized into the Sentinel Variable Products Small Company Fund.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

				For the Year Ended December 31,
	At December 31, 2015			2015
				Investment
		Unit Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Alger American Fund
Capital Appreciation	104,425.56	21.84	2,281,021	0.08%	1.40%	4.72%
Large Cap Growth	350,836.43	25.05	8,788,990	0.00%	1.40%	0.31%
Small Cap Growth	72,727.99	20.26	1,473,459	0.00%	1.40%	-4.66%
Alliance Bernstein Variable Portfolios
International Growth	19,542.65	16.35	319,449	0.36%	1.40%	-3.22%
International Value	167,813.93	14.67	2,462,214	2.27%	1.40%	1.17%
Small/Mid CapValue	65,734.03	27.51	1,808,438	0.82%	1.40%	-6.79%
VPS Value	2,525.49	20.01	50,539	2.40%	1.40%	-8.24%
American Century Variable Portfolios
Income & Growth	114,223.33	18.16	2,074,073	2.16%	1.40%	-6.93%
Inflation Protection	115,988.83	13.23	1,534,823	2.45%	1.40%	-3.63%
International	235,749.53	16.82	3,964,227	0.41%	1.40%	-0.63%
Ultra	2,566.51	18.60	47,725	0.36%	1.40%	4.80%
Value	141,503.08	27.27	3,858,600	2.19%	1.40%	-5.21%
Dreyfus Variable Investment Fund
Appreciation	25,244.02	17.64	445,238	1.75%	1.40%	-3.82%
Opportunistic Small Cap	25,647.32	14.42	369,773	0.00%	1.40%	-3.63%
Quality Bond	117,834.51	13.71	1,615,662	2.05%	1.40%	-3.01%
Socially Responsible Growth	33,305.15	12.23	407,406	1.12%	1.40%	-4.53%
Deutsche Variable Series II
Small Mid Cap Value	67,210.25	22.22	1,493,252	0.00%	1.40%	-3.56%
Large Cap Value	22,802.67	13.24	301,857	1.15%	1.40%	-8.45%
Small Cap Index Value	3,815.58	23.63	90,147	0.90%	1.40%	-5.91%
Fidelity Variable Insurance Product Funds
Equity Income	230,943.86	21.92	5,062,315	3.12%	1.40%	-5.29%
Growth	199,115.80	25.39	5,055,670	0.25%	1.40%	5.69%
High Income	210,409.70	15.26	3,209,908	6.32%	1.40%	-4.96%
Overseas	218,798.90	16.14	3,531,463	1.32%	1.40%	2.19%
II Contrafund	232,699.39	35.78	8,325,054	1.01%	1.40%	-0.72%
II Index 500	431,509.47	24.36	10,511,415	2.02%	1.40%	-0.07%
III Mid Cap	127,870.67	25.98	3,322,358	0.48%	1.40%	-2.75%
III Value Strategies	6,914.86	30.11	208,231	1.22%	1.40%	-4.33%
V Investment Grade Bond	349,865.24	17.14	5,997,138	2.45%	1.40%	-1.97%
V Money Market	819,043.98	11.44	9,373,229	0.01%	1.40%	-1.37%
Franklin Templeton VIP Trust
Foreign Securities	113,030.75	14.62	1,652,557	3.40%	1.40%	-7.79%
Global Real Estate	69,900.59	14.89	1,041,157	3.18%	1.40%	-0.82%
Mutual Global Discovery	49,217.96	18.33	902,091	3.10%	1.40%	-4.73%
Mutual Shares Securities	53,860.93	16.59	893,326	3.16%	1.40%	-6.25%
Small Cap Value Securities	17,096.11	20.52	350,727	0.69%	1.40%	-8.67%
Small MidCap	16,814.56	19.12	321,530	0.00%	1.40%	-4.00%
US Government	70,003.99	11.18	782,320	2.90%	1.40%	-0.68%
Invesco Variable Investment Fund
Global Health Care	100,481.08	20.75	2,085,016	0.00%	1.40%	1.74%
Mid Cap Growth	49,996.20	14.06	702,833	0.00%	1.40%	-0.19%
Technology	152,182.01	7.23	1,099,768	0.00%	1.40%	5.34%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

				For the Year Ended December 31,
	At December 31, 2015			2015
				Investment
		Unit Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
JP Morgan Series Trust II
Small Cap Core	27,255.65	25.17	685,976	0.14%	1.40%	-6.59%
Neuberger Berman Advisors Management Trust
Mid Cap Growth	29,610.05	24.79	734,133	0.00%	1.40%	-0.13%
Large Cap Value	59,651.72	16.84	1,004,553	0.79%	1.40%	-13.02%
Short Duration Bond	424,356.87	10.41	4,417,502	1.43%	1.40%	-1.20%
Small Cap Growth (1)	0.00	-	-	0.00%	1.40%	-16.23%
Mid Cap Growth Class S (1)	48,381.17	9.58	463,441	0.00%	1.40%	0.00%
Socially Responsive	1,487.39	23.71	35,269	0.74%	1.40%	-1.84%
Oppenheimer Variable Products
Conservative Balanced Fund (2)	12,672.62	17.25	218,544	2.06%	1.40%	-0.82%
Main Street Small Cap	6,675.96	27.71	185,007	0.67%	1.40%	-7.39%
Global Strategic Income Bond	78,625.08	14.70	1,156,032	5.87%	1.40%	-3.84%
Sentinel Variable Products Trust
Balanced	409,741.86	22.31	9,139,682	1.81%	1.40%	-1.36%
Bond	459,655.92	19.64	9,027,832	3.00%	1.40%	-2.65%
Common Stock	624,066.48	27.28	17,023,515	2.58%	1.40%	-1.19%
Mid Cap Growth	193,980.56	23.41	4,541,102	0.20%	1.40%	-2.59%
Small Company	265,364.55	50.24	13,331,894	0.00%	1.40%	-2.70%
T Row e Price Equity Services
Blue Chip Growth	97,695.95	23.02	2,249,123	0.00%	1.40%	9.27%
Equity Income	281,582.16	16.64	4,685,340	1.61%	1.40%	-8.39%
Health Sciences	53,736.03	44.24	2,377,025	0.00%	1.40%	10.92%
Personal Strategies	19,644.33	20.00	392,804	1.76%	1.40%	-1.43%
Van Eck VIPT
Unconstrained Emerging Markets Bond (3)	149,112.19	10.00	1,490,529	6.90%	1.40%	-14.29%
Emerging Markets	62,696.96	23.83	1,494,249	0.59%	1.40%	-15.18%
Global Hard Assets	121,903.51	9.43	1,149,628	0.03%	1.40%	-34.37%
Wells Fargo Variable Funds
Discovery	74,617.28	34.48	2,572,834	0.00%	1.40%	-2.83%
Opportunity	67,928.88	34.93	2,372,869	0.13%	1.40%	-4.42%

1)	On November 6, 2015, Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio was merged into Neuberger Berman Advisors Management Trust Mid Cap Growth Class S Portfolio. Total return has been calculated as of November 5, 2015.

2)	During 2015, Oppenheimer Variable Products Capital Income Fund was renamed Oppenheimer Variable Products Conservative Balanced Fund.

3)	During 2015, Van Eck VIP Trust Global Bond Portfolio was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio.

(a) These amounts represent dividends, excluding distributions capital of gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager,divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account,consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

				For the Year Ended December 31,
	At December 31, 2014			2014
				Investment
		Unit Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Alger American Fund
Capital Appreciation	112,315.35	20.86	2,342,719	0.09%	1.40%	12.18%
Large Cap Growth	449,161.67	24.97	11,217,366	0.15%	1.40%	9.45%
Small Cap Growth	82,773.20	21.25	1,758,849	0.00%	1.40%	-0.95%
Alliance Bernstein Variable Portfolios
International Growth	22,159.27	16.89	374,289	0.00%	1.40%	-2.56%
International Value	222,237.21	14.50	3,222,974	3.54%	1.40%	-7.51%
Small/Mid CapValue	87,317.22	29.52	2,577,288	0.71%	1.40%	7.69%
VPS Value	3,645.24	21.81	79,493	1.85%	1.40%	9.57%
American Century Variable Portfolios
Income & Growth	120,194.70	19.51	2,344,897	2.02%	1.40%	10.95%
Inflation Protection	138,329.77	13.73	1,899,438	1.48%	1.40%	2.15%
International	287,465.79	16.92	4,864,742	1.75%	1.40%	-6.81%
Ultra	2,116.13	17.74	37,547	0.35%	1.40%	8.47%
Value	159,512.97	28.77	4,588,931	1.54%	1.40%	11.52%
Deutsche Variable Series II
Small Mid Cap Value (1)	87,100.38	23.04	2,006,698	2.99%	1.40%	3.64%
Large Cap Value (2)	23,599.58	14.46	341,238	0.21%	1.40%	8.83%
Small Cap Index Value (3)	3,068.46	25.11	77,053	1.11%	1.40%	3.29%
Dreyfus Variable Investment Fund
Appreciation	30,709.49	18.34	563,129	1.84%	1.40%	6.60%
Opportunistic Small Cap	24,454.39	14.96	365,846	0.00%	1.40%	0.19%
Quality Bond	122,265.89	14.14	1,728,436	2.13%	1.40%	3.35%
Socially Responsible Growth	37,096.23	12.81	475,327	1.05%	1.40%	11.88%
Fidelity Variable Insurance Product Funds
Equity Income	261,619.14	23.15	6,055,179	2.80%	1.40%	7.22%
Growth	236,660.71	24.02	5,685,290	0.18%	1.40%	9.76%
High Income	231,602.07	16.05	3,717,583	5.48%	1.40%	-0.24%
Overseas	246,603.18	15.79	3,894,858	1.35%	1.40%	-9.35%
II Contrafund	259,330.84	36.04	9,345,183	0.91%	1.40%	10.40%
II Index 500	458,902.09	24.38	11,186,145	1.62%	1.40%	12.00%
III Mid Cap	148,423.15	26.72	3,965,513	0.24%	1.40%	4.82%
III Value Strategies	5,988.32	31.48	188,489	1.16%	1.40%	5.32%
V Investment Grade Bond	404,497.18	17.49	7,072,904	2.04%	1.40%	4.36%
V Money Market	632,529.40	11.60	7,339,488	0.01%	1.40%	-1.37%
Franklin Templeton VIP Trust
Foreign Securities	129,373.80	15.85	2,051,197	3.03%	1.40%	-12.36%
Global Real Estate	68,152.00	15.02	1,023,490	0.46%	1.40%	13.42%
Mutual Global Discovery	41,840.60	19.24	804,938	3.17%	1.40%	4.51%
Mutual Shares Securities	58,555.73	17.69	1,035,950	4.17%	1.40%	5.64%
Small Cap Value Securities	19,677.15	22.46	441,986	0.36%	1.40%	-0.82%
Small MidCap	17,638.69	19.92	351,355	0.00%	1.40%	5.99%
US Government	84,773.53	11.25	953,890	3.33%	1.40%	2.20%
Invesco Variable Investment Fund
Global Health Care	112,112.85	20.40	2,286,666	0.00%	1.40%	18.01%
Mid Cap Growth	54,133.01	14.08	762,458	0.00%	1.40%	6.54%
Technology	152,148.24	6.86	1,043,803	0.00%	1.40%	9.52%

(1)	During 2014, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

				For the Year Ended December 31,
	At December 31, 2014			2014
				Investment
		Unit Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
JP Morgan Series Trust II
Small Cap Core	27,633.89	26.94	744,571	0.14%	1.40%	8.08%
Trust
Mid Cap Growth	28,881.19	24.82	716,960	0.00%	1.40%	6.09%
Large Cap Value	65,297.78	19.36	1,264,303	0.74%	1.40%	8.33%
Short Duration Bond	518,398.54	10.54	5,462,076	1.64%	1.40%	-0.78%
Small Cap Growth	40,811.58	14.96	610,626	0.00%	1.40%	2.04%
Socially Responsive	685.33	24.16	16,555	0.35%	1.40%	8.86%
Oppenheimer Variable Products
Capital Income Fund (2)	5,000.67	17.39	86,954	1.71%	1.40%	6.52%
Main Street Small Cap (3)	4,958.82	29.92	148,390	0.60%	1.40%	10.11%
Global Strategic Income Bond	79,865.57	15.29	1,221,164	3.76%	1.40%	1.07%
Sentinel Variable Products Trust
Balanced	409,246.96	22.61	9,254,036	1.66%	1.40%	6.32%
Bond	553,421.46	20.18	11,165,701	2.88%	1.40%	2.58%
Common Stock	760,654.43	27.61	21,000,149	1.58%	1.40%	8.82%
Mid Cap Growth	240,374.47	24.03	5,777,017	0.39%	1.40%	3.18%
Small Company	319,215.78	51.63	16,482,422	0.48%	1.40%	5.20%
T Row e Price Equity Services
Blue Chip Growth	102,405.15	21.07	2,157,615	0.00%	1.40%	7.34%
Equity Income	352,465.38	18.16	6,401,898	1.51%	1.40%	5.62%
Health Sciences	64,235.85	39.88	2,561,849	0.00%	1.40%	29.41%
Personal Strategies	23,986.56	20.29	486,589	1.63%	1.40%	3.74%
Van Eck VIPT
Unconstrained Emerging Markets Bond (4)	163,792.40	11.66	1,910,225	6.07%	1.40%	0.77%
Emerging Markets	68,605.52	28.10	1,927,733	0.49%	1.40%	-1.79%
Global Hard Assets	93,827.49	14.37	1,348,212	0.10%	1.40%	-20.22%
Wells Fargo Variable Funds
Discovery	80,319.11	35.48	2,849,956	0.00%	1.40%	-1.03%
Opportunity	78,586.98	36.55	2,872,254	0.06%	1.40%	8.90%

(2)	During 2014, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.
(3)	During 2014, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.
(4)	During 2014, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31, 2013			For the Year Ended December 31, 2013
				Investment Income
Portfolio	Units	Unit Fair Value	Net Assets	Ratio (a)	Expense Ratio (b)	Total Return (c)
Alger American Fund
Capital Appreciation	119,939.63	18.59	2,230,093	0.37%	1.40%	33.32%
Large Cap Growth	563,177.84	22.82	12,850,272	0.74%	1.40%	33.21%
Small Cap Growth	91,210.64	21.45	1,956,766	0.00%	1.40%	32.41%
Alliance Bernstein Variable Portfolios
International Growth	23,468.50	17.33	406,817	0.93%	1.40%	12.03%
International Value	255,095.48	15.68	3,999,808	6.10%	1.40%	21.30%
Small/Mid CapValue	108,888.32	27.41	2,984,528	0.59%	1.40%	36.15%
VPS Value	2,681.89	19.90	53,379	2.23%	1.40%	34.96%
American Century Variable Portfolios
Income & Growth	138,805.97	17.58	2,440,767	2.19%	1.40%	33.94%
Inflation Protection	183,822.76	13.44	2,471,072	1.89%	1.40%	-9.48%
International	334,208.73	18.16	6,069,285	1.80%	1.40%	20.72%
Ultra	2,171.37	16.36	35,517	0.54%	1.40%	35.18%
Value	190,847.05	25.80	4,923,348	1.64%	1.40%	29.91%
Vista	79,750.51	16.96	1,352,822	0.00%	1.40%	28.37%
Dreyfus Variable Investment Fund
Appreciation	45,407.09	17.20	781,111	1.94%	1.40%	19.43%
Opportunistic Small Cap	25,359.91	14.93	378,674	0.00%	1.40%	46.50%
Quality Bond	132,077.33	13.68	1,806,693	2.89%	1.40%	-2.90%
Socially Responsible Growth	39,806.11	11.45	455,873	1.16%	1.40%	32.49%
DWS Variable Series II
Small Mid Cap Value (1)	109,502.53	22.23	2,434,216	0.83%	1.40%	32.84%
Large Cap Value	24,718.38	13.29	328,415	4.63%	1.40%	28.74%
Small Cap Index Value	4,256.71	24.31	103,483	0.55%	1.40%	36.72%
Fidelity Variable Insurance Products
Equity Income	284,658.38	21.59	6,145,047	2.39%	1.40%	26.38%
Growth	275,136.20	21.89	6,021,904	0.27%	1.40%	34.45%
High Income	263,772.96	16.09	4,244,302	5.81%	1.40%	4.48%
Overseas	271,181.63	17.42	4,724,730	1.33%	1.40%	28.63%
II Contrafund	294,402.50	32.64	9,609,966	1.04%	1.40%	29.47%
II Index 500	490,085.90	21.76	10,666,273	1.75%	1.40%	30.42%
III Mid Cap	184,336.01	25.49	4,698,692	0.49%	1.40%	34.35%
III Value Strategies	3,552.64	29.89	106,177	0.89%	1.40%	28.69%
V Investment Grade Bond	502,912.43	16.75	8,425,990	2.29%	1.40%	-3.14%
V Money Market	547,074.87	11.76	6,436,279	0.01%	1.40%	-1.37%
Franklin Templeton VIP Trust
Foreign Securities	142,661.91	18.09	2,580,891	2.47%	1.40%	21.27%
Global Real Estate	88,758.95	13.24	1,175,234	4.67%	1.40%	0.90%
Mutual Global Discovery	37,053.40	18.41	682,075	2.47%	1.40%	26.18%
Mutual Shares Securities	60,002.31	16.75	1,004,857	2.08%	1.40%	26.49%
Small Cap Value Securities	27,488.37	22.65	622,543	1.29%	1.40%	34.36%
Small MidCap	19,748.97	18.79	371,172	0.00%	1.40%	36.25%
US Government	87,698.80	11.01	965,521	3.01%	1.40%	-3.35%
Invesco Variable Investment Fund
Global Health Care	119,888.48	17.28	2,071,991	1.81%	1.40%	38.60%
Mid Cap Growth	57,585.88	13.22	761,279	0.00%	1.40%	35.12%
Technology	146,879.95	6.26	920,100	0.00%	1.40%	23.41%

(1)	During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31, 2013			For the Year Ended December 31, 2013
				Investment Income
	Units	Unit Fair Value	Net Assets	Ratio (a)	Expense Ratio (b)	Total Return (c)
JP Morgan Series Insurance Trust
International Equity	104,679.01	14.51	1,519,307	1.93%	1.40%	13.86%
Small Cap Core	29,912.60	24.93	745,717	0.54%	1.40%	40.33%
Neuberger Berman Advisors Management Trust
Mid Cap Growth	30,993.32	23.40	725,200	0.00%	1.40%	30.78%
Large Cap Value	79,603.68	17.87	1,422,729	1.15%	1.40%	29.32%
Short Duration Bond	649,726.81	10.62	6,899,693	2.06%	1.40%	-0.77%
Small Cap Growth	52,535.92	14.66	770,331	0.00%	1.40%	43.82%
Socially Responsive	1,350.37	22.19	29,966	0.75%	1.40%	35.70%
Oppenheimer Variable Products
Capital Income Fund/VA (2)	5,253.50	16.32	85,757	1.85%	1.40%	11.27%
Main Street Small Cap/VA (3)	4,530.63	27.18	123,127	0.64%	1.40%	38.68%
Global Strategic Income/VA	80,900.00	15.13	1,223,830	4.70%	1.40%	-1.74%
Sentinel Variable Products Trust
Balanced	447,641.64	21.27	9,520,182	1.55%	1.40%	17.24%
Bond	639,331.78	19.67	12,575,108	3.01%	1.40%	-1.71%
Common Stock	924,558.76	25.37	23,456,796	1.48%	1.40%	29.91%
Mid Cap Growth	267,751.01	23.29	6,236,452	0.09%	1.40%	30.49%
Small Company	361,685.81	49.08	17,751,512	0.12%	1.40%	32.86%
T Row e Price Equity Services
Blue Chip Growth	145,549.09	19.63	2,857,031	0.00%	1.40%	38.90%
Equity Income	435,758.10	17.20	7,493,441	1.31%	1.40%	27.62%
Health Sciences	63,126.49	30.82	1,945,442	0.00%	1.40%	48.43%
Personal Strategies Balanced	29,004.73	19.55	567,148	1.48%	1.40%	16.30%
Van Eck VIPT
Unconstrained Emerging Markets Bond (4)	209,810.56	11.57	2,428,172	2.33%	1.40%	-10.42%
Emerging Markets	74,363.37	28.61	2,127,645	1.59%	1.40%	10.47%
Global Hard Assets	106,236.87	18.01	1,913,490	0.68%	1.40%	9.01%
Wells Fargo Advantage Funds
Discovery	86,131.04	35.85	3,088,073	0.01%	1.40%	41.81%
Opportunity	87,059.82	33.56	2,921,955	0.19%	1.40%	28.87%

(2)	During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.
(3)	During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.
(4)	During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31, 2012			For the Year Ended December 31, 2012
				Investment
				Income	Expense	Total Return
Portfolio	Units	Unit Fair Value	Net Assets	Ratio (a)	Ratio (b)	(c)
Alger American Fund
Capital Appreciation	119,756.13	13.95	1,670,159	0.97%	1.40%	16.66%
Large Cap Growth	706,406.75	17.13	12,099,619	1.16%	1.40%	8.34%
Small Cap Growth	100,880.01	16.20	1,634,527	0.00%	1.40%	10.94%
Alliance Bernstein Variable Portfolios
International Growth	36,807.14	15.47	569,503	1.69%	1.40%	13.93%
International Value	325,771.39	12.93	4,210,888	1.58%	1.40%	12.94%
Small/Mid CapValue	154,693.89	20.13	3,114,210	0.53%	1.40%	17.10%
VPS Value	2,471.78	14.75	36,453	1.62%	1.40%	14.12%
American Century Variable Portfolios
VP Income & Growth	158,183.96	13.13	2,076,613	2.03%	1.40%	13.15%
VP Inflation Protection	236,564.41	14.85	3,513,258	2.62%	1.40%	6.05%
VP International	415,257.23	15.04	6,246,849	0.89%	1.40%	19.48%
VP Ultra	2,843.61	12.10	34,408	0.00%	1.40%	12.34%
VP Value	222,127.76	19.86	4,411,113	1.90%	1.40%	12.98%
VP Vista	107,324.65	13.21	1,418,177	0.00%	1.40%	14.01%
Dreyfus Variable Investment Fund
VIF Appreciation	61,628.86	14.40	887,688	3.72%	1.40%	8.90%
VIF Opportunistic Small Cap	25,073.26	10.19	255,566	0.00%	1.40%	18.89%
VIF Quality Bond	140,942.66	14.09	1,985,637	2.98%	1.40%	5.51%
Socially Responsible Growth	37,515.58	8.64	324,288	0.83%	1.40%	10.42%
DWS Variable Series II
DWS Dreman Small MidCap Value VIP	144,397.55	16.73	2,416,467	0.82%	1.40%	11.81%
DWS Large Cap Value VIP	24,572.53	10.32	253,601	1.62%	1.40%	7.92%
DWS Small Cap Index Value VIP	4,086.37	17.78	72,660	0.89%	1.40%	14.64%
Fidelity Variable Insurance Products
Equity Income	330,986.27	17.08	5,653,839	2.98%	1.40%	15.68%
Growth	324,333.53	16.28	5,279,708	0.57%	1.40%	13.10%
High Income	296,672.91	15.40	4,568,890	5.28%	1.40%	12.64%
Overseas	310,681.23	13.54	4,207,982	1.88%	1.40%	19.06%
II Contrafund	340,635.22	25.21	8,588,000	1.26%	1.40%	14.80%
II Index 500	579,576.64	16.69	9,672,098	2.01%	1.40%	14.31%
III Mid Cap	214,169.06	18.97	4,063,425	0.60%	1.40%	13.24%
III Value Strategies	3,976.15	23.22	92,341	0.38%	1.40%	25.51%
V Investment Grade Bond	593,800.39	17.30	10,270,806	2.22%	1.40%	4.43%
V Money Market	442,999.69	11.93	5,284,386	0.04%	1.40%	-1.35%
Franklin Templeton VIP Trust
Foreign Securities	176,601.85	14.92	2,634,506	2.97%	1.40%	16.59%
Global Real Estate	94,565.07	13.12	1,240,891	0.00%	1.40%	25.64%
Mutual Global Discovery	34,847.12	14.59	508,373	3.07%	1.40%	12.06%
Mutual Shares Securities	62,390.88	13.24	826,049	2.00%	1.40%	12.66%
Small Cap Value Securities	32,319.86	16.86	544,796	0.80%	1.40%	16.74%
Small MidCap	24,519.49	13.79	338,234	0.00%	1.40%	9.31%
US Government	105,173.23	11.39	1,198,031	2.68%	1.40%	0.70%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 – FINANCIAL HIGHLIGHTS

		At December 31, 2012		For the Year Ended December 31, 2012
				Investment
				Income	Expense	Total Return
	Units	Unit Fair Value	Net Assets	Ratio (a)	Ratio (b)	(c)
Invesco Variable Insurance Funds
Global Health Care	126,142.70	12.47	1,572,931	0.00%	1.40%	19.22%
Mid Cap Growth (1)	65,950.64	9.78	645,243	0.00%	1.40%	0.00%
Technology	154,613.37	5.08	784,790	0.00%	1.40%	9.73%
JP Morgan Series Insurance Trust
International Equity	113,040.41	12.75	1,440,983	2.21%	1.40%	19.38%
Small Cap Core	30,947.44	17.77	549,787	0.20%	1.40%	18.06%
Neuberger Berman Advisors Management Trust
Mid Cap Growth	31,324.27	17.89	560,440	0.00%	1.40%	10.85%
Large Cap Value (2)	90,753.31	13.82	1,254,215	0.40%	1.40%	14.98%
Short Duration Bond	773,527.24	10.70	8,278,479	2.88%	1.40%	3.15%
Small Cap Growth	72,136.98	10.20	735,463	0.00%	1.40%	7.31%
Socially Responsive	1,086.05	16.35	17,760	0.18%	1.40%	9.44%
Oppenheimer Variable Products
Balanced/VA	2,608.45	14.67	38,266	1.02%	1.40%	10.55%
Main Street Small & Mid Cap/VA	3,837.01	19.60	75,192	0.28%	1.40%	16.04%
Global Strategic Income Bond/VA	77,505.88	15.40	1,193,301	4.76%	1.40%	11.58%
Sentinel Variable Products Trust
Balanced	455,379.56	18.14	8,260,808	1.97%	1.40%	9.89%
Bond	732,533.72	20.01	14,658,672	2.82%	1.40%	5.05%
Common Stock	1,089,026.01	19.53	21,268,600	1.65%	1.40%	13.50%
Mid Cap Growth	310,834.82	17.85	5,548,209	0.22%	1.40%	10.78%
Small Company	448,910.26	36.94	16,583,235	0.45%	1.40%	9.89%
T Rowe Price Equity Series
Blue Chip Growth	184,314.69	14.13	2,604,645	0.00%	1.40%	16.27%
Equity Income	569,915.95	13.47	7,679,552	1.91%	1.40%	15.30%
Health Sciences	62,769.49	20.76	1,303,241	0.00%	1.40%	29.18%
Personal Strategy Balanced	23,737.84	16.81	399,110	1.89%	1.40%	13.54%
Van Eck VIPT
Global Bond	225,491.16	12.92	2,913,356	2.28%	1.40%	4.08%
Emerging Markets	81,788.25	25.90	2,118,263	0.00%	1.40%	28.00%
Global Hard Assets	111,594.89	16.52	1,843,934	0.62%	1.40%	1.95%
Wells Fargo Variable Funds
Discovery	105,819.58	25.28	2,675,313	0.00%	1.40%	16.10%
Opportunity	102,617.78	26.04	2,672,504	0.09%	1.40%	13.92%

(1)	During 2012, the Invesco V.I. Mid Cap Growth Fund was added.
(2)	During 2012, the Neuberger Partners Portfolio was renamed Large Cap Value Portfolio.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 – DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contract holders from accumulated net income. The accumulated net income will be distributed to contract holders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contract holders' net contributions to the Variable Account.

NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the IRC, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 10 – FUND SUBSTITUTIONS

There were no fund substitutions in the years 2012, 2013, 2014, 2015 or 2016. In 2015, the Neuberger Berman Mid Cap Growth Fund Class S merged into the Neuberger Berman Small Cap Growth Fund, after obtaining shareholder approval.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2016 and 2015

NLV Financial Corporation and Subsidiaries
Index
December 31, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

February 22, 2017

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2016 and 2015

(in thousands)	2016	2015
Assets:
Cash and investments:
Available-for-sale debt securities	$18,165,166	$17,111,699
Available-for-sale equity securities	60,142	60,916
Trading equity securities	14,764	14,505
Mortgage loans	3,205,842	2,686,711
Policy loans	838,541	823,456
Real estate investments	31,354	44,667
Derivatives	824,214	299,941
Other invested assets	853,171	631,439
Short term investments	202,424	244,043
Cash and restricted cash	244,500	141,168
Total cash and investments	24,440,118	22,058,545
Deferred policy acquisition costs	1,512,211	1,295,231
Accrued investment income	208,048	199,025
Premiums and fees receivable	19,449	19,685
Amounts recoverable from reinsurers	147,489	135,208
Present value of future profits of insurance acquired	6,642	9,751
Property and equipment, net	186,268	169,978
Corporate owned life insurance	273,706	268,115
Other assets	132,290	120,549
Separate account assets	733,099	714,621
Total assets	$27,659,320	$24,990,708

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,408,994	$4,509,427
Policyholder account liabilities	17,679,354	15,760,710
Policyholders’ deposits	89,115	85,591
Policy claims payable	100,487	61,567
Policyholders’ dividends	145,147	154,114
Total policy liabilities	22,423,097	20,571,409
Amounts payable to reinsurers	25,891	26,305
Derivatives	489,398	139,507
Other liabilities and accrued expenses	543,880	438,724
Pension and other post-retirement benefit obligations	202,152	225,680
Deferred income taxes	231,439	150,541
Federal income tax payable	18,201	576
Debt	453,610	453,362
Separate account liabilities	733,099	714,621
Total liabilities	$25,120,767	$22,720,725

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$-	$-
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	-	-
Preferred stock, 500 shares authorized, no shares issued and outstanding	-	-
Retained earnings	2,399,476	2,243,408
Accumulated other comprehensive income	139,077	26,575
Total stockholder’s equity	$2,538,553	$2,269,983
Total liabilities and stockholder’s equity	$27,659,320	$24,990,708

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2016, 2015 and 2014

(in thousands)	2016	2015	2014

Revenues:
Insurance premiums	$218,435	$227,547	$231,629
Policy and contract charges	503,559	445,899	396,358
Mutual fund commissions and fee income	92,351	100,826	107,321
Net investment income	1,154,842	925,208	1,186,100
Net realized investment (losses) gains	(7,460)	(8,581)	24,685
Change in value of trading equity securities	425	(1,130)	(1,029)
Other income	26,678	16,661	15,359

Total revenues	1,988,830	1,706,430	1,960,423

Benefits and Expenses:
Decrease in policy liabilities	(72,264)	(1,720)	(50,994)
Policy benefits	533,071	440,896	512,671
Policyholders' dividends and dividend obligations	58,089	64,289	83,413
Interest credited to policyholder account liabilities	679,079	427,754	564,687
Operating expenses	302,128	274,790	264,332
Interest expense	39,305	40,149	41,434
Policy acquisition expenses and amortization of present value of future profits, net	232,354	309,024	338,696
Total benefits and expenses	1,771,762	1,555,182	1,754,239
Income before income taxes	217,068	151,248	206,184
Income tax expense	61,000	41,944	61,866
Net income	$156,068	$109,304	$144,318
Other comprehensive income, net of tax:
Unrealized gains (losses) on available-for-sale securities	106,164	(258,047)	83,362
Cash flow hedge on debt issuance	34	34	34
Change in funded status of retirement plans	6,304	14,917	(76,077)
Total other comprehensive income (loss)	112,502	(243,096)	7,319
Comprehensive income (loss)	$268,570	$(133,792)	$151,637

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2016, 2015, and 2014

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

December 31, 2013	$-	$-	$-	$1,989,786	$262,352	$2,252,138

Net income	-	-	-	144,318	-	144,318
Other comprehensive income	-	-	-	-	7,319	7,319
Total comprehensive income						151,637

December 31, 2014	-	-	-	2,134,104	269,671	2,403,775

Net income	-	-	-	109,304	-	109,304
Other comprehensive income	-	-	-	-	(243,096)	(243,096)
Total comprehensive income						(133,792)

December 31, 2015	-	-	-	2,243,408	26,575	2,269,983

Net income	-	-	-	156,068	-	156,068
Other comprehensive income	-	-	-	-	112,502	112,502
Total comprehensive income						268,570

December 31, 2016	$-	$-	$-	$2,399,476	$139,077	$2,538,553

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2016, 2015, and 2014

(in thousands)	2016	2015	2014
Cash Flows from Operating Activities:
Net income	$156,068	$109,304	$144,318
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	20,320	29,663	42,057
Interest credited to policyholder account liabilities	679,079	427,754	564,687
Amortization of deferred policy acquisition costs	129,733	202,049	235,482
Policy and contract charges	(503,559)	(445,899)	(396,358)
Net realized investment losses (gains)	7,460	8,581	(24,685)
Net option (gains) losses	(122,093)	79,606	(199,619)
Change on corporate owned life insurance policies	(5,591)	(7,156)	(8,700)
Amortization of present value of future profits of insurance acquired	3,108	3,485	3,928
Depreciation	28,242	24,694	19,996
Other	(10,625)	(9,040)	(10,229)
Changes in assets and liabilities:
Accrued investment income	(9,023)	(14,148)	(7,338)
Deferred policy acquisition costs	(371,790)	(318,636)	(313,010)
Policy liabilities	85,138	67,769	51,488
Other assets and liabilities	(37,326)	6,973	(42,165)
Net cash provided by operating activities	49,141	164,999	59,852

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	3,403,072	3,272,590	2,805,312
Cost of investments acquired	(4,990,900)	(4,613,227)	(3,715,105)
Property and equipment additions	(41,980)	(40,036)	(47,585)
Cost of corporate owned life insurance acquired	-	(15,934)	-
Change in policy loans	(15,084)	(14,858)	(21,627)
Change in short term investments	41,619	26,277	74,980
Change in short term broker collateral	55,650	(145,130)	(75,790)
Other	(9,468)	(33,898)	13,981
Net cash used by investing activities	(1,557,091)	(1,564,216)	(965,834)

Cash Flows from Financing Activities:
Policyholders' deposits	2,105,604	1,823,046	1,825,595
Policyholders' withdrawals	(1,103,703)	(1,017,670)	(1,011,044)
Advance from Federal Home Loan Bank	606,936	610,770	50,000
Repayments to Federal Home Loan Bank	-	(100,000)	-
Debt retirement	-	(15,079)	(20,587)
Change in other deposits	2,445	(19,134)	(4,601)
Net cash provided by financing activities	1,611,282	1,281,933	839,363

Net Increase (Decrease) in Cash	103,332	(117,284)	(66,619)
Cash and Restricted Cash:
Beginning of year	141,168	258,452	325,071

End of year	$244,500	$141,168	$258,452

Supplemental disclosure of cash flow information:
Interest paid	$38,898	$40,421	$40,744
Income taxes paid (received)	$3,554	(18,645)	$11,817

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 1 – NATURE OF OPERATIONS AND STRUCTURE

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 1,050 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer, is a wholly owned subsidiary of National Life. National Life, together with LSW, makes up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company. Policyholders of National Life hold membership interests in NLHC. NLHC and its subsidiaries are collectively known as the National Life Group. NLHC has ownership of all of NLVF's common stock class B shares outstanding. NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

On March 6, 2015, National Life Distribution, LLC (“NLD”) was formed as a subsidiary of LSW. NLD serves as a master agency for National Life Group’s field force operations. All commission expenses continue to be incurred in the life companies.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of National Life. Catamount is a special purpose financial insurance company domiciled in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with National Life to reinsure the majority of in force Closed Block policies for statutory reporting. In 2016, the Catamount legal entity was transferred as a dividend to NLVF.

On August 17, 2016, Longhorn Reinsurance Company (“Longhorn”) was formed as a subsidiary of National Life. Longhorn is a special purpose financial insurance company domiciled in the state of Vermont. Longhorn entered into a coinsurance with funds withheld agreement with LSW to reinsure certain indexed universal life insurance policies issued by LSW from January 1, 2011 through December 31, 2015.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 777,000 policyholders1 and, through its subsidiaries, is licensed to do insurance business in all 50 states and the District of Columbia2. About 36% of the Company’s total collected premiums and deposits are from residents of the states of California and Texas.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $5.2 billion of net assets represent ten mutual funds managed on behalf of approximately 88,000 individual, corporate, and institutional shareholders worldwide.

(1)	The reference to “policyowner”, “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.
(2)	National Life is licensed to do business in all 50 states and the District of Columbia. LSW is licensed in 49 states and the District of Columbia. Catamount Reinsurance Company and Longhorn Reinsurance Company are licensed to do business in Vermont only.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; determination of hedging effectiveness on interest rate swaps; evaluation of other-than-temporary impairments; valuations related to benefit plans; income taxes; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2016 and through the consolidated financial statement issuance date of February 22, 2017. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

Included in cash are cash equivalents which consist of commercial paper with maturities of three months or less.

At December 31, 2016 and 2015, the Company had restricted cash of $135.4 million and $72.4 million, respectively, related to broker collateral on the Company’s derivative investments.

Short Term Investments

Short term investments include money market accounts that are carried at amortized cost which approximates fair value. These short term investments include liquid debt instruments purchased with original maturities of one year or less.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities. These securities are reported at fair value on the Consolidated Balance Sheets. Changes in the fair values of available-for-sale debt and equity securities are reflected in other comprehensive income (“OCI”) after adjustments for related deferred policy acquisition costs, policyholder dividend obligations, loss reserve recognition, reserves, and deferred income taxes. When determining fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or cash flows. The Company periodically performs an analysis on prices received from third parties to ensure that the price represents fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, which could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: (1) the Company intends to sell, or it is more likely than not the Company will be required to sell, the security before a recovery in value, or (2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell, or it is more likely than not that the Company will be required to sell, the security before a recovery in fair value, a charge is recorded in net realized investment losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized investment losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in fair value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating, and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location, and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

Based on this evaluation, the Company determined that $21.7 million, $33.9 million, and $6.0 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired due to credit-related losses for the years ended December 31, 2016, 2015 and 2014, respectively. The Company’s remaining unrealized losses on available-for-sale securities of $198.7 million and $370.0 million were considered to be temporary as of December 31, 2016 and 2015, respectively.

Trading Equity Securities

Trading equity securities are reported at fair value. Realized and unrealized gains (losses) on trading equity securities are included in change in fair value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on commercial real estate are carried at amortized cost less a valuation allowance for probable losses on unidentified loans. The evaluation and assessment of the adequacy of the provision for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. Changes in the valuation allowance are recognized through net realized investment gains (losses). The total valuation allowance as of December 31, 2016 and 2015 was $2.1 million and $1.6 million, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Mortgage Loans (continued)

For mortgage loans that are deemed impaired, an impairment loss is recognized through net realized investment gains (losses) as the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. The Company did not recognize any mortgage loan impairments in 2016. The Company recognized mortgage loan impairments of $0.7 million and $2.4 million as of December 31, 2015 and 2014, respectively.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate acquired in satisfaction of debt is classified either as held for investment or available for sale, and transferred to real estate at the lower of cost or fair value. Real estate investments held for investment purposes are reported at depreciated cost and real estate investments classified as held for sale are reported at the lower of cost or fair value, less the costs to sell, and are not depreciated. In evaluating real estate impairments, the Company considers, among other things, the fair value of the real estate compared to its carrying value. The Company recognized real estate impairments of $1.0 million, $1.1 million and $0.2 million as of December 31, 2016, 2015 and 2014, respectively, through net realized investment gains (losses).

Limited Partnerships

Investments in limited partnerships are included in other invested assets. Partnerships over which the Company does not have significant influence are carried at fair value. The Company obtains the fair value of these investments generally from net asset value (“NAV”) information provided by the general partner or manager of the limited partnership, the financial statements of which generally are audited annually. Other-than-temporary impairments are recorded in net realized investment gains (losses) if the present value of future earnings is projected to be less than the carrying value of the investment. Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income. Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, the Company’s pro-rata share of the partnerships’ profits and losses are recognized in the Company’s net investment income and dividends received from the partnerships are recognized as return of capital up until the point that the initial investment has been fully recovered.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors, including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other-than-temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings. To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment. The Company recognized impairments on limited partnerships of $0.6 million, $1.4 million and $5.2 million as of December 31, 2016, 2015, and 2014, respectively, through net realized investment gains (losses).

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Invested Assets

The Company receives U.S. Treasuries as broker collateral on the Company’s derivative investments. These assets are considered restricted and are included in other invested assets on the Company’s Consolidated Balance Sheets. The Company held $174.8 million and $76.6 million in Treasury securities as broker collateral as of December 31, 2016 and 2015 respectively. The Company also receives cash as broker collateral. For additional information, see the Cash and Restricted Cash information included in Note 2.

Derivatives

Derivatives include long options, short options, swaptions, interest rate swaps, and futures contracts which are carried at fair value. The fair values of derivatives are based on publicly available data, and when that data is not available, the Company uses independent broker pricing quotes. Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For additional information, see Note 5.

Affordable Housing Tax Credits

The Company’s investments in affordable housing projects are included in other invested assets and are amortized using the proportional amortization method within income tax expense in accordance with ASU 2014-01. The associated tax credits are also included as a component of income tax expense. For additional information, see Note 8.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses). Realized investment gains (losses) include an adjustment for related deferred policy acquisition costs, sales inducement assets, reserves, policyholder dividend obligations, and income taxes.

Accumulated Other Comprehensive Income

The balance of and changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows:

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

	Unrealized gains (losses)		Change in funded
	on available-for-sale	Cash flow hedge on	status of retirement
	securities	debt issuance	plans	Total
Balance, December 31, 2014	$383,296	$(628)	$(112,997)	$269,671
Other comprehensive income before reclassifications	(258,204)	34	6,611	(251,559)
Amounts reclassified from AOCI	241	-	12,778	13,019
Income tax benefit (expense)	(84)	-	(4,472)	(4,556)
Balance, December 31, 2015	$125,249	$(594)	$(98,080)	$26,575
Other comprehensive income before reclassifications	102,824	34	(308)	102,550
Amounts reclassified from AOCI	5,139	-	10,172	15,311
Income tax benefit (expense)	(1,799)	-	(3,560)	(5,359)
Balance, December 31, 2016	$231,413	$(560)	$(91,776)	$139,077

Reclassifications out of AOCI during the year ended December 31, 2016 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$17,156	Sale of securities - in net realized investment gains/(losses)
	(22,295)	Impairment expense - in net realized investment gains/(losses)
	$(5,139)	Total before tax
	1,799	Income tax expense
	(3,340)	Net of tax

Change in funded status of retirement plans (2)	$(10,172)	Amortization of actuarial gain/(loss) - in operating expenses
	3,560	Income tax expense
	(6,612)	Net of tax

Total reclassifications for the period	$(9,952)	Net of tax

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(2)	These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

Reclassifications out of AOCI during the year ended December 31, 2015 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$35,018	Sale of securities - in net realized investment gains/(losses)
	(35,259)	Impairment expense - in net realized investment gains/(losses)
	$(241)	Total before tax
	84	Income tax expense
	(157)	Net of tax

Change in funded status of retirement plans (2)	$(12,778)	Amortization of actuarial gain/(loss) - in operating expenses
	4,472	Income tax expense
	(8,306)	Net of tax

Total reclassifications for the period	$(8,463)	Net of tax

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(2)	These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

Federal Home Loan Bank

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB Boston”) which provides National Life with access to a secured asset-based borrowing capacity of $1.5 billion as of December 31, 2016. The membership and any advances require an investment in the common stock of FHLB Boston. National Life currently has outstanding advances of $102.1 million, a letter of credit of $110 million, and pledged collateral of $243.8 million as of December 31, 2016, and $79.2 million, $0, and $86.7 million, respectively, as of December 31, 2015. National Life had an investment in the common stock of FHLB Boston of $9.6 million at December 31, 2016 and $10.9 million as of 2015. The common stock is redeemable with the FHLB. It is considered restricted and is reflected in Other Invested Assets at par value.

All of these advances are considered funding agreements and included in policyholder account liabilities. The proceeds from these advances have been invested into a pool of fixed income assets. Total interest expense of $0.6 million, $1.7 million, and $1.8 million was paid to the FHLB Boston in 2016, 2015, and 2014, respectively.

No advances were repaid in 2016. National Life repaid advances to FHLB Boston of $100 million in 2015.

LSW is a member of the Federal Home Loan Bank of Dallas (“FHLB Dallas”) which provides LSW with access to a secured asset-based borrowing capacity of $4.0 billion as of December 31, 2016. The membership and any advances require an investment in the common stock of FHLB Dallas. LSW currently has outstanding advances of $1.17 billion and pledged collateral of $1.23 billion as of December 31, 2016 and $581.6 million and $594.3 million, respectively, as of December 31, 2015. LSW had an investment in the common stock of FHLB Dallas of $48.2 million at December 31, 2016 and $23.6 million as of 2015. The common stock is redeemable with the FHLB. It is considered restricted and is reflected in Other Invested Assets at par value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Home Loan Bank (continued)

All of these advances are considered funding agreements and included in policyholder account liabilities. The proceeds from these advances have been invested into a pool of fixed and floating rate securities. Total interest expense of $5.0 million, $0.8 million, and $0.01 million was paid to the FHLB Dallas in 2016, 2015, and 2014, respectively.

Policy Acquisition Expenses

Commissions and other costs that are related directly to the successful acquisition of new or renewal insurance contracts are eligible to be deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised. Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains (losses) on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through OCI, net of related deferred income taxes. DAC for non-participating term and whole life insurance and participating limited-payment and single-payment life insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and its calculation of the recoverability of DAC balances. These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, DAC amortization period, and administrative expenses. The effect on DAC of the update of the actuarial assumptions for 2016 and 2015 was a decrease to policy acquisition expenses of $84.9 million and $0.3 million, respectively.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.

The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2016	2015
Beginning of year	$68.5	$55.9
Deferral	42.4	24.0
Amortization, net	(7.7)	(11.4)
End of year	$103.2	$68.5

For internal replacements, the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes. If the Company determines that the contract has substantially changed, the deferred acquisition costs related to the original contract are written off.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with FASB ASC 350, Intangibles – Goodwill and Other on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist. If it is deemed that an impairment is more likely than not to exist, then a quantitative assessment is completed. The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment at the reporting unit or intangible asset level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers market-based earnings and revenue multiples of the unit’s peer companies as well as a discounted cash flow analysis. If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business. The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, at both December 31, 2016 and 2015. For further information on goodwill and other intangible assets see Note 10.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight-line method of depreciation. The table below outlines the useful life for each asset class:

Asset Class	Years
Software	5
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	40

The tables below reflect the cost and accumulated depreciation for each major asset class as of December 31, 2016 and 2015 (in millions):

	December 31, 2016
	Cost	Accumulated Depreciation	Carrying Value
Software	$250.7	$(124.6)	$126.1
Equipment	36.2	(26.7)	9.5
Furniture	34.7	(24.6)	10.1
Renovations	12.5	(2.5)	10.0
Home office	90.1	(59.6)	30.5
	$424.2	$(238.0)	$186.2

	December 31, 2015
	Cost	Accumulated Depreciation	Carrying Value
Software	$219.9	$(104.0)	$115.9
Equipment	31.7	(23.5)	8.2
Furniture	28.1	(22.2)	5.9
Renovations	11.9	(1.8)	10.1
Home office	87.0	(57.1)	29.9
	$378.6	$(208.6)	$170.0

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment (continued)

Depreciation expense recognized in operating expenses was $29.8 million, $24.3 million, and $19.6 million for the years ended December 31, 2016, 2015, and 2014, respectively. No impairments were recognized in 2016 or 2015. In 2014, the Company recognized an impairment on property and equipment for $6.3 million as the recoverability test indicated that an impairment existed. The impairment loss was included in net realized investment gains (losses).

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. During 2015 the Company expanded its Corporate Owned Life Insurance (“COLI”) program with existing carriers by purchasing additional COLI of $16.0 million. The total cash surrender value of these COLI contracts was $273.7 million and $268.1 million at December 31, 2016 and 2015, respectively.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $10.4 million, $9.4 million, and $8.7 million in 2016, 2015, and 2014, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Receivable from Agents

The Company accrues receivables for any amounts due from agents. These amounts due can take various forms including commissions recoverable from policy lapses or surrenders. As of December 31, 2016 and 2015, the Company had a receivable from agents of $38.3 million and $33.1 million, respectively, which is included in other assets on the Consolidated Balance Sheets. These numbers are reported net of an accrued valuation allowance if it is deemed that amounts may not be collectible. The allowance on the receivable was $6.5 million and $7.4 million as of December 31, 2016 and 2015, respectively.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder. Those investments are segregated from other investments. Any gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise, and all investment performance net of contract fees and assessments is passed through to the individual policyholder. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities. The average investment yield used in estimating gross profits for participating contracts was 4.76% and 4.94% as of December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes.

The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, the level and limits on contract participation in any future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes, and an explicit risk margin for variance of policyholder behavior along with the associated impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 0.25% to 4.5%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

As part of the Company’s annual actuarial assumption update, certain assumptions were revised including pricing and lapse and surrender rates in various blocks of business which resulted in a $66.6 million increase and $20.4 million decrease in policy liabilities as of December 31, 2016 and 2015, respectively.

The Company tests reserves for any premium deficiency using best estimate assumptions. If a deficiency is found to exist, an additional reserve is typically recorded. In 2015, due to changes in the mortality tables, the Company increased the reserve to $15.1 million as of December 31, 2015. The total premium deficiency reserve decreased to $14.6 million as of December 31, 2016. The Company also tests reserves for adequacy assuming that all of the unrealized gains (losses) are realized, and posts shadow reserves for any deficiency. As of December 31, 2016 and 2015, the shadow loss reserve was $(6.9) million and $10.8 million, respectively.

The Company held a shadow reserve on its Guaranteed Lifetime Income Rider through accumulated other comprehensive income of $40.0 million and $18.2 million, as of December 31, 2016 and 2015. The change in this reserve is recorded in unrealized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income. The net impact to accumulated other comprehensive income after shadow DAC and tax offsets was $16.9 million and $7.3 million respectively. The SOP 03-1 liability was $367.9 million and $205.6 million as of December 31, 2016 and 2015 respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

The Company offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.

The components of the sales inducement liability (“SIL”) are shown below (amounts in millions), and are included in policy liabilities:

	SIL
	2016	2015
Beginning of year	$45.4	$37.7
Additional accruals	29.8	1.4
Increase (decrease) due to interest, amortization and unlocking	(7.9)	6.3
End of year	$67.3	$45.4

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to LSW’s and National Life’s overall operating results. The dividend scale is approved annually by the Board of Directors for the respective company.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes

The Company files a consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Going Concern

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40). This update was issued to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. If substantial doubt exists, certain disclosures are required. The pronouncement is effective for fiscal years ending after December 15, 2016.

Debt Issuance Costs

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835- 30): Simplifying the Presentation of Debt Issuance Costs. This update aims to reduce the complexity in the presentation of debt issuance costs, as compared to debt discount and premium. Debt issuance costs should now be deducted from the carrying amount of the debt liability, consistent with the treatment of debt discounts. They should no longer be recognized as a deferred charge. For both public and non-public entities, the pronouncement is effective for fiscal years beginning after Dec 15, 2015. Early adoption is permitted. The new guidance should be applied on a retrospective basis, and treated as a change in an accounting principle. The Company has reclassified debt issuance costs accordingly on the Consolidated Balance Sheets. This resulted in a reduction of Other Assets and a corresponding reduction of Debt of $4.2 million in 2016 and $4.4 million in 2015.

Not Yet Adopted

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The objective of the amendments in this Update is to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and International Financial Reporting Standards (IFRS) that would (1) remove inconsistencies and weaknesses from revenue requirements, (2) provide a more robust framework for addressing revenue issues, (3) improve comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, (4) provide more useful information to users of financial statements through improved disclosure requirements, and (5) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. Insurance contracts are specifically excluded from the guidance, but this could impact the Company’s non-insurance revenues. In August 2015, the FASB issued ASU 2015-14 which defers the effective date of ASU 2014-09 for public entities to fiscal years beginning after December 15, 2017, and for nonpublic entities to fiscal years beginning after December 15, 2018. The Company is evaluating the effects of this new guidance and has not yet determined the impact on the financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Not Yet Adopted (continued)

Consolidation

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) – Amendments to the Consolidation Analysis which provides targeted improvements to consolidation guidance with respect to limited partnerships and other similarly structured entities. The new guidance addresses instances where a reporting entity consolidates another entity when the reporting entity is simply acting on the behalf of others, among other related issues. While the guidance is targeted, the application is relevant for all companies that are required to assess whether or not to consolidate certain entities. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2015, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Investments

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the practical expedient of net asset value per share. It also changes the requirement for disclosure of all investments eligible to be measured using the practical expedient, and now requires disclosure only for those investments which have been so measured. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2015, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2016. Early application is permitted. The guidance should be applied retrospectively. The Company anticipates updating its fair value disclosures to adjust for any mutual funds currently included in the fair value hierarchies.

Financial Assets and Liabilities

In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The guidance requires several changes to equity investment reporting. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted for nonpublic entities starting with fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Leases

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) which requires lease assets and lease liabilities to be recognized on the balance sheet, and key information about leasing arrangements to be disclosed. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2018, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2019. Early application is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Derivatives and Hedging - Novation

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The guidance clarifies that a change in the counterparty to a derivative designated as a hedging instrument does not require dedesignation of that hedging relationship, provided that all other hedge accounting criteria continue to be met. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2016, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2017. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Derivatives and Hedging – Debt Call Options

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The guidance now requires only the four-step decision sequence, rather than including other analysis of indexing. For public entities, the pronouncement is effective for years beginning after December 15, 2016, and for nonpublic entities, the pronouncement is effective for fiscal years beginning after December 15, 2017.

Equity Method

In March 2016, the FASB issued ASU 2016-07, Investments—Equity Method and Joint Ventures (Topic 323): Simplifying the Transition to the Equity Method of Accounting. The guidance eliminates the requirement for retroactive adjustment upon qualifying for the equity method. For all entities, the pronouncement is effective for fiscal years beginning after December 15, 2016. Earlier application is permitted, and no additional disclosures are required at transition.

Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The guidance requires financial assets not reported at fair value to be presented at the amount expected to be collected, rather than only reporting losses probable of occurring. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2019, and for non-public entities, the pronouncement is effective for fiscal years beginning after December 15, 2020. Early application is permitted for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. This guidance will be applied through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective. A prospective transition approach is required for debt securities for which an other-than-temporary impairment had been recognized before the effective date.

Cash Flow Statement

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The guidance addresses eight specific cash flow issues such as debt prepayment and distributions received from equity method investees. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and for non-public entities, the pronouncement is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The amendments should be applied using a retrospective transition method to each period presented. If this is impracticable, then the amendments should be applied prospectively as of the earliest date practicable.

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

FASB ASC 820, Fair Value Measurement (“ASC 820”) requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the balance sheet as follows:

•	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. Treasury securities, and certain short term investments including money markets. Separate account assets classified within this level principally include mutual funds.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, mortgage-backed securities (“MBSs”) and asset-backed securities (“ABSs”), corporate debt, private placement investments, preferred stocks, and derivatives, including options and interest rate swaps, and short term investments. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are limited partnerships and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. If inputs to pricing models that were previously unobservable become observable, then an asset or liability can be transferred from Level 3 to Level 2.

Determination of fair values

The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity, and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and short term investments - The fair value of AFS securities and short term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of four primary sources of information: unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date, third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services; the remaining unpriced securities are submitted to independent brokers for prices; or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or cash flows, and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and are then discounted at a market rate. Included in the pricing of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Money markets included in short term investments are classified into Level 1 of the fair value hierarchy. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated.

U.S. government obligations - The fair values of U.S. government obligations, which include U.S. Treasuries, are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. Treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - Government agencies, authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are using market quotations from recently executed transactions, spread pricing models, as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates, and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques (continued)

Corporates - Corporate bonds as well as ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

Private placements - Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy. However, in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

AFS equity securities - The fair value of equity securities is based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes. These securities are generally categorized in Level 1 for common stocks and Level 2 for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivatives - Such instruments held by the Company include options, swaptions, interest rate swaps and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets, and is widely accepted by the financial services industry. The majority of the Company’s OTC derivative products use this and other pricing models, and are categorized as Level 2 of the fair value hierarchy. Fair values of futures are based on quoted prices which are observable. These prices are readily and regularly available in an active market. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

Other invested assets - Investments in limited partnerships are included in other invested assets. Limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy. Also included in other invested assets are U.S. Treasuries which are categorized as Level 1.

Policyholder account liabilities - This represents the fair value of the embedded derivatives contained in equity-indexed annuity and life contracts are included in policyholder account liabilities. These derivatives are measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given the significant unobservable inputs used to value these financial instruments, they are included in Level 3.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2016 (in thousands):

						Not Presented at
	Level 1		Level 2		Level 3	Fair Value	Total
AFS debt and equity securities:
U.S. government obligations	$254,055		$-		$-	$-	$254,055
Government agencies, authorities and subdivisions	-		1,121,943		-	-	1,121,943
Corporates	-		11,450,922		-	-	11,450,922
Private placements	-		1,609,333		-	-	1,609,333
Mortgage-backed securities	-		3,728,913		-	-	3,728,913
Total AFS debt securities	254,055		17,911,111		-	-	18,165,166
Preferred stock	-		22,345		-	-	22,345
Common stock	37,794		-		3	-	37,797
Total AFS equity securities	37,794		22,345		3	-	60,142
Total AFS debt and equity securities	291,849		17,933,456		3	-	18,225,308
Trading equity securities	14,764		-		-	-	14,764
Derivatives	2,052		822,162		-	-	824,214
Other invested assets	181,704		-		359,239	312,228	853,171
Short term investments	179,930		22,494		-	-	202,424
Separate account assets	642,264	[1]	75,370	[1]	15,465	-	733,099

Total assets subject to fair value disclosure	$1,312,563		$18,853,482		$374,707	$312,228	$20,852,980

					Not Presented at
	Level 1	Level 2	Level 3		Fair Value	Total
Policyholder account liabilities	$-	$-	$1,848,132	[2]	$-	$1,848,132
Derivatives	-	489,398	-		-	489,398
Total liabilities subject to fair value disclosure	$-	$489,398	$1,848,132		$-	$2,337,530

1.	Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services – Insurance – Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

2.	The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2016 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2016 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

											Net Investment
		Net									Gains/Losses In
		Investment									Earnings for
		Gains/Loss In									Assets and
		Earnings						Transfer	Transfer		Liabilities Still
	Beginning	(realized and	Unrealized in					In to	Out of Level	Ending	Held at the
	Balance	unrealized) [1]	OCI[2]	Purchases	Issuances	Sales	Settlements	Level 3	3	Balance	Ending Date
Assets
Corporates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Common stock	5	-	-	-	-	(2)	-	-	-	3	-
Total AFS debt and equity
securities	5	-	-	-	-	(2)	-	-	-	3	-
Other invested assets	273,983	(765)	2,888	208,995	-	(125,862)	-	-	-	359,239	-
Separate account assets	12,072	-	287	3,374	-	(268)	-	-	-	15,465	-
Total invested assets	$286,060	$(765)	$3,175	$212,369	$-	$(126,132)	$-	$-	$-	$374,707	$-

Liabilities
Policyholder account liabilities	$1,760,404	$66,590	$-	$-	$-	$-	$21,138	$-	$-	1,848,132	-
Total liabilities	$1,760,404	$66,590	$-	$-	$-	$-	$21,138	$-	$-	$1,848,132	$-

1.	Includes (losses) gains on sales of financial instruments, changes in fair value of certain instruments, and other-than-temporary impairments.

2.	Includes changes in fair value of certain instruments.

During 2016, there were no significant transfers between levels.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2015 (in thousands):

						Not Presented
	Level 1		Level 2		Level 3	at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$247,812		$-		$-	$-	$247,812
Government agencies, authorities and subdivisions	-		687,927		-	-	687,927
Corporates	-		10,031,195		-	-	10,031,195
Private placements	-		1,750,263		-	-	1,750,263
Mortgage-backed securities	-		4,394,502		-	-	4,394,502
Total AFS debt securities	247,812		16,863,887		-	-	17,111,699
Preferred stock	-		19,906		-	-	19,906
Common stock	41,005		-		5	-	41,010
Total AFS equity securities	41,005		19,906		5	-	60,916
Total AFS debt and equity securities	288,817		16,883,793		5	-	17,172,615
Trading equity securities	14,505		-		-	-	14,505
Derivatives	3,727		296,214		-	-	299,941
Other invested assets	82,676		-		273,983	274,780	631,439
Short term investments	244,043		-		-	-	244,043
Separate account assets	672,816	[1]	29,733	[1]	12,072	-	714,621
Total assets subject to fair value disclosure	$1,306,584		$17,209,740		$286,060	$274,780	$19,077,164

					Not Presented
	Level 1	Level 2	Level 3		at Fair Value	Total
Liabilities
Policyholder account liabilities	$-	$-	$1,760,404	[2]	$-	$1,760,404
Derivatives	-	139,507	-		-	139,507
Total liabilities subject to fair value disclosure	$-	$139,507	$1,760,404		$-	$1,899,911

1.	Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services – Insurance – Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

2.	The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2015 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2015 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

											Net Investment
		Net Investment									Gains/Losses In
		Gains/Loss In									Earnings for
		Earnings						Transfer			Assets and
	Beginning	(realized and	Unrealized in					In to	Transfer Out	Ending	Liabilities Still Held
	Balance	unrealized) [1]	OCI[2]	Purchases	Issuances	Sales	Settlements	Level 3	of Level 3	Balance	at the Ending Date
Assets
Corporates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Common stock	5	-	-	-	-	-	-	-	-	5	-
Total AFS debt and equity securities	5	-	-	-	-	-	-	-	-	5	-
Other invested assets	245,043	(1,725)	(8,927)	148,639	-	(109,047)	-	-	-	273,983	-
Separate account assets	10,909	-	(271)	1,521	-	(87)	-	-	-	12,072	-
Total invested assets	$255,957	$(1,725)	$(9,198)	$150,160	$-	$(109,134)	$-	$-	$-	$286,060	$-
Liabilities
Policyholder account liabilities	$1,815,568	$(74,387)	$-	$-	$-	$-	$19,223	$-	$-	1,760,404	-
Total liabilities	$1,815,568	$(74,387)	$-	$-	$-	$-	$19,223	$-	$-	$1,760,404	$-

1.	Includes (losses) gains on sales of financial instruments, changes in fair value of certain instruments, and other-than-temporary impairments.

2.	Includes changes in fair value of certain instruments.

During 2015, there were no significant transfers between levels.

Fair Value of Financial Instruments

The carrying values and fair values of financial instruments as of December 31, 2016 and 2015 were as follows (in thousands):

	2016		2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Mortgage loans	3,205,842	3,268,944	2,686,711	2,798,919
Policy loans	838,541	937,421	823,456	957,363
Investment product liabilities	13,105,779	11,966,605	12,268,024	11,249,685
Debt	453,610	594,025	457,743	601,560
FHLB capital stock	57,758	57,758	34,434	34,434
FHLB advances	1,272,100	1,272,100	660,800	660,800

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans, the unpaid balance approximates fair value. Fixed rate policy loan fair values are determined based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are determined using the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Debt fair values are determined using discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

For FHLB capital stock, par value approximates fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2016 and December 31, 2015 are as follows (in thousands):

		Gross Unrealized	Gross Unrealized
2016	Amortized Cost	Gains	Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$243,077	$11,035	$57	$254,055
Government agencies, authorities and subdivisions	1,120,003	27,532	25,592	1,121,943
Corporate:
Asset-backed securities	490,535	6,342	1,800	495,077
Communications	935,154	54,809	6,703	983,260
Consumer & retail	3,054,026	121,701	37,870	3,137,857
Financial institutions	2,203,081	146,772	14,745	2,335,108
Industrial and chemicals	1,698,572	93,140	23,389	1,768,323
REITS	604,701	11,287	6,435	609,553
Transportation	335,425	19,831	2,976	352,280
Utilities	1,697,658	92,187	20,381	1,769,464
Total corporate	11,019,152	546,069	114,299	11,450,922
Private placements	1,583,622	49,422	23,711	1,609,333
Mortgage-backed securities	3,611,098	151,544	33,729	3,728,913
Total AFS debt securities	$17,576,952	$785,602	$197,388	$18,165,166

Preferred stocks	22,700	108	463	22,345
Common stocks	38,258	430	891	37,797
Total AFS equity securities	$60,958	$538	$1,354	$60,142

Total AFS debt and equity securities	$17,637,910	$786,140	$198,742	$18,225,308

2015	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$234,395	$13,478	$61	$247,812
Government agencies, authorities and subdivisions	676,653	15,772	4,498	687,927
Corporate:
Communications	844,968	48,903	12,583	881,288
Consumer & retail	2,643,296	101,896	33,108	2,712,084
Financial institutions	1,996,786	156,931	11,019	2,142,698
Industrial and chemicals	1,627,288	63,195	84,674	1,605,809
REITS	595,928	7,922	9,129	594,721
Transportation	240,380	17,268	2,481	255,167
Utilities	1,915,056	70,249	145,877	1,839,428
Total corporate	9,863,702	466,364	298,871	10,031,195
Private placements	1,725,580	58,787	34,104	1,750,263
Mortgage-backed securities	4,206,369	218,839	30,706	4,394,502
Total AFS debt securities	$16,706,699	$773,240	$368,240	$17,111,699

Preferred stocks	20,000	-	94	19,906
Common stocks	40,281	2,403	1,674	41,010
Total AFS equity securities	$60,281	$2,403	$1,768	$60,916

Total AFS debt and equity securities	$16,766,980	$775,643	$370,008	$17,172,615

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2016	2015	2014

Net unrealized (losses) gains on AFS securities	$187,184	$(734,177)	$284,961
Net unrealized gains on separate accounts	816	30	513
Net unrealized gains on other invested assets	2,859	(8,926)	3,575
Related deferred policy acquisition costs	(25,077)	227,484	(54,110)
Related loss reserve	17,726	6,373	(2,316)
Related reserves	(21,816)	22,736	(40,922)
Related deferred income taxes	(57,165)	139,094	(45,043)
Related policyholder dividend obligation	1,637	89,339	(63,296)
Increase in net unrealized (losses) gains	106,164	(258,047)	83,362
Balance, beginning of year	125,249	383,296	299,934
Balance, end of year	$231,413	$125,249	$383,296

	2016	2015
Balance, end of year includes:
Net unrealized gains on AFS securities	$592,141	$404,957
Net unrealized gains on separate accounts	6,904	6,088
Net unrealized gains on other invested assets	19,135	16,276
Related deferred policy acquisition costs	(117,697)	(92,620)
Related loss reserve	6,929	(10,797)
Related reserves	(40,002)	(18,186)
Related deferred income taxes	(124,607)	(67,442)
Related policyholder dividend obligation	(111,390)	(113,027)
Total	$231,413	$125,249

Net other comprehensive income related to unrealized (losses) gains on available-for-sale securities for 2016, 2015, and 2014 of $106.2 million, $(258.0) million, and $83.4 million, respectively, is presented net of reclassifications to net income for net realized investment gains (losses) during the period of $(67.2) million, $22.0 million, and $26.0 million, and net of tax and deferred acquisition cost offsets of $(40.8) million, $13.9 million, and $16.6 million, respectively.

The amortized cost and fair values of debt securities by contractual maturity at December 31, 2016, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

	Amortized cost	Fair Value
Due in one year or less	$554,198	$564,992
Due after one yr through 5 yrs	2,879,395	3,055,936
Due after 5 yrs through 10 yrs	5,072,296	5,142,880
Due after ten years	5,459,964	5,672,444
Mortgage-backed securities	3,611,098	3,728,914
Total	$17,576,951	$18,165,166

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The Company determines the cost of investments sold based on average cost. Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2016, 2015, and 2014 were $1.2 billion, $840.3 million, and $605.3 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2016, 2015, and 2014 were $23.1 million, $36.4 million, and $24.5 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2016, 2015, and 2014 were $15.3 million, $0.4 million, and $0.1 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2016, 2015, and 2014 were $2.8 million, $0.02 million, and $14.6 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2016, 2015, and 2014 were $0.2 million, $0.2 million, and $0.4 million, respectively.

The Company recognized the following realized losses resulting from other-than-temporary declines in fair value for the years ended December 31, (in millions):

	2016	2015	2014
Debt securities	$21.7	$33.9	$3.8
Common and preferred equity securities	-	-	2.2
Limited partnerships	0.6	1.4	5.2
Total	$22.3	$35.3	$11.2

See Note 2 for additional information on the factors considered in determining whether declines in the fair value of investments are other-than-temporary.

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
		Unrealized		Unrealized		Unrealized
2016	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Description of Securities
U.S. government obligations	$12,141	$57	$-	$-	$12,141	$57
Government agencies, authorities and subdivisions	526,510	25,592	-	-	526,510	25,592
Corporate:
Asset-backed securities	72,856	554	19,702	1,246	92,558	1,800
Communications	150,478	4,184	13,480	2,519	163,958	6,703
Consumer & retail	993,326	37,112	21,465	758	1,014,791	37,870
Financial institutions	484,226	12,206	32,658	2,539	516,884	14,745
Industrial and chemicals	391,045	13,143	126,388	10,246	517,433	23,389
REITS	235,907	5,477	13,953	958	249,860	6,435
Transportation	94,484	2,976	-	-	94,484	2,976
Utilities	268,401	6,046	180,417	14,335	448,818	20,381
Total corporate	2,690,723	81,698	408,063	32,601	3,098,786	114,299
Private placements	423,130	14,363	88,076	9,348	511,206	23,711
Mortgage-backed securities	846,354	24,104	97,499	9,625	943,853	33,729
Subtotal debt securities	4,498,858	145,814	593,638	51,574	5,092,496	197,388
Preferred stock	9,538	463	-	-	9,538	463
Common stock	1,435	31	31,565	860	33,000	891
Total securities	$4,509,831	$146,308	$625,203	$52,434	$5,135,034	$198,742

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
		Unrealized		Unrealized		Unrealized
2015	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Description of Securities
U.S. government obligations	$19,390	$61	$-	$-	$19,390	$61
Government agencies, authorities and subdivisions	$244,804	$4,498	$-	$-	$244,804	$4,498
Corporate:
Communications	243,478	9,187	10,077	3,396	253,555	12,583
Consumer & retail	932,482	30,064	37,248	3,044	969,730	33,108
Financial institutions	463,534	8,380	7,972	2,639	471,506	11,019
Industrial and chemicals	722,011	44,804	71,423	39,870	793,434	84,674
REITS	321,022	6,889	30,644	2,240	351,666	9,129
Transportation	82,850	2,481	-	-	82,850	2,481
Utilities	709,493	88,024	175,076	57,853	884,569	145,877
Total corporate	3,474,870	189,829	332,440	109,042	3,807,310	298,871
Private placements	612,475	33,109	16,624	995	629,099	34,104
Mortgage-backed securities	710,199	12,355	256,433	18,351	966,632	30,706
Subtotal debt securities	5,061,738	239,852	605,497	128,388	5,667,235	368,240
Preferred stock	19,906	94	-	-	19,906	94
Common stock	27,945	1,239	5,835	435	33,780	1,674
Total securities	$5,109,589	$241,185	$611,332	$128,823	$5,720,921	$370,008

In 2016, of the $145.8 million total unrealized losses on debt securities in the less than 12 months category, $81.7 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the consumer and retail, industrial and chemical, and financial institutions sectors. In 2016, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, tightened by approximately 42 basis points from 165 basis points at year end 2015 to 123 basis points as of year-end 2016. Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 251 basis points from 660 basis points at year-end 2015 to a level of 409 basis points at year-end 2016. While 10 and 30 year Treasuries finished modestly higher year over year finishing at 2.27% and 3.07%, respectively, all-time lows in rates were set in July at 1.36% and 2.10%. This generally created unrealized losses on bonds that were purchased in a lower interest rate environment. Corporate bond sectors under spread pressure during 2016 included the healthcare and pharmaceutical sectors, contributing $21 million in unrealized losses. These sectors were pricing in a growing probability of a repeal of the Affordable Care Act (ACA) and a decrease in specialty drug price inflation. The group continues to hold and monitor some individual credits that experienced adverse price action during this timeframe.

Of the $51.6 million unrealized losses on debt securities in the 12 months or more category, $32.6 million was in the corporate bond portfolio concentrated in the utilities and industrial and chemical categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2016 are temporary.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The debt securities in an unrealized loss position in the 12 months or more category are concentrated in the energy sector with approximately $17 million in unrealized losses. The majority of the unrealized loss position in these securities is attributable to credit spread increases experienced during 2015 that did not fully recover in 2016. The Company has no intention to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds. SAMI has a contract with the Sentinel Funds (“Funds”), renewed annually, to manage the assets of the Funds. For the years ended December 31, 2016, 2015, and 2014 the equity securities held in the trading category recorded $0.8 million, $1.2 million, and $2.0 million, respectively, of net investment income. The cost of trading securities held at December 31, 2016 and 2015 was $14.8 million and $15.6 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2016	2015
Geographic Region
New England	6.1%	4.7%
Middle Atlantic	4.0	5.0
East North Central	14.9	15.7
West North Central	12.5	11.9
South Atlantic	22.0	24.0
East South Central	5.4	4.3
West South Central	9.7	10.1
Mountain	10.6	9.9
Pacific	14.8	14.4
Total	100.0%	100.0%

Property Type
Apartment	19.1%	14.7%
Retail	27.1	26.9
Office Building	33.6	33.4
Industrial	12.7	15.2
Hotel/Motel	-	0.2
Other Commercial	7.5	9.6
Total	100.0%	100.0%

Mortgage loans	$3,205,842	$2,686,711
Real estate investments	31,354	44,667
Total mortgage loans and real estate	$3,237,196	$2,731,378

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics, considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s current commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2016
	(amounts in millions)
						Total
		1.5x to	1.25x to	1.0x to		Carrying
LTV Range	≥2.0x	<2.0x	<1.5x	<1.25x	<1.0x	Value
< 50%	611.2	$144.8	$41.9	$18.8	$1.6	$818.3
50% - 60%	597.8	238.1	38.5	15.7	-	890.1
60% - 70%	290.3	524.0	142.6	12.9	6.0	975.8
70% - 80%	28.5	215.3	119.1	17.1	4.8	384.8
80% - 90%	-	5.9	29.0	27.9	2.6	65.4
> 90%	7.6	32.8	11.0	9.8	12.1	73.3
Total	$1,535.4	$1,160.9	$382.1	$102.2	$27.1	$3,207.7

	Debt Service Coverage Ratios as of December 31, 2015
	(amounts in millions)
						Total
		1.5x to	1.25x to	1.0x to		Carrying
LTV Range	≥2.0x	<2.0x	<1.5x	<1.25x	<1.0x	Value
< 50%	288.4	$188.3	$44.0	$11.2	$4.2	$536.1
50% - 60%	372.2	296.1	32.5	23.8	-	724.6
60% - 70%	104.8	547.7	167.8	43.7	8.6	872.6
70% - 80%	22.0	232.8	73.2	58.4	7.6	394.0
80% - 90%	-	-	52.2	21.1	3.8	77.1
> 90%	-	5.9	12.9	17.1	47.5	83.4
Total	$787.4	$1,270.8	$382.6	$175.3	$71.7	$2,687.8

The difference between the total carrying value reflected in the tables above and the carrying value reflected in the Consolidated Balance Sheets is due to the related valuation allowance which is a general valuation allowance not attributable to any one mortgage.

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2016	2015
Commercial loans	$3,211,066	$2,693,531
Related valuation allowances	(2,119)	(1,568)
Impaired loans	(3,335)	(5,687)
Market value adjustment on hedge	230	435
Total	$3,205,842	$2,686,711

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The table below includes additional disclosures for impaired loans as of December 31, (in thousands):

	2016	2015	2014
Impaired loans:
Average total investment	$18,492	$20,876	$20,180
Interest income recognized	538	1,132	966
Interest received	523	699	743
Unpaid principal balance	12,824	24,159	17,593

The Company reviews loans where there are indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators, and establishes a valuation allowance where applicable. As of December 31, 2016 and 2015, respectively, the loan valuation allowance was $2.1 million and $1.6 million, with the change in valuation allowance recorded in net realized investment gains (losses).

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2016	2015	2014
Changes to previously established valuation allowances	$551	$2	$(938)
Balance, beginning of year	1,568	1,566	2,504
Balance, end of year	$2,119	$1,568	$1,566

Mortgage Loans Modified in a Troubled Debt Restructuring

For a small portion of the Company’s commercial mortgage loan portfolio classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: 1) reduction of the contractual interest rate, 2) extension of the maturity date at an interest rate lower than current market interest rates and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2016 and 2015, no loans were modified during the period in a troubled debt restructuring. Payment default is determined in the same manner as delinquency status, which is when interest and principal payments are 90 days past due.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2016	2015	2014
Debt securities interest	$844,022	$821,146	$805,164
Equity securities dividends	3,087	2,936	4,432
Mortgage loan interest	140,100	135,120	125,904
Policy loan interest	40,565	41,175	40,886
Real estate income	8,029	9,254	8,525
Derivative income	113,746	(86,402)	199,074
Partnership distributions	31,554	27,131	24,594
Other investment income	1,560	273	740
Gross investment income	1,182,663	950,633	1,209,319
Less: investment expenses	(27,821)	(25,425)	(23,219)
Net investment income	$1,154,842	$925,208	$1,186,100

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2016	2015	2014
Debt securities	$(6,885)	$1,664	$25,878
Equity securities	2,483	(180)	12,046
Mortgage loans	(2,751)	(2,802)	(1,481)
Partnerships	(736)	(1,725)	(5,332)
Other invested assets	95	(156)	(1,452)
Real estate	334	26	1,170
Property and equipment	-	-	(6,144)
Debt retirement	-	(5,409)	-
Total	$(7,460)	$(8,582)	$24,685

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500, Russell 2000, and MSCI Emerging Markets indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included within net investment income in the Consolidated Statements of Comprehensive Income. Call options purchased are included in the derivatives asset on the Consolidated Balance Sheets and are carried at fair value. Call options written are included in the derivatives liability and are carried at fair value.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $310.2 million as of December 31, 2016. The Company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2016, there was no derivative counterparty exposure that exceeded $22.0 million, net of collateral.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The Company incorporates two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin. The Company did not elect hedge accounting for any of those transactions, and therefore, changes in their fair value are included in the Consolidated Statements of Comprehensive Income. The embedded derivative value was $1.85 billion and $1.76 billion at December 31, 2016 and 2015 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500, Russell 2000, and MSCI Emerging Markets index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure, at the time the participation rates and caps are set, by purchasing S&P 500, Russell 2000, and MSCI Emerging Markets index based derivatives in an amount that approximates the obligation of the Company to credit interest at the end of the year with adjustments for lapse assumptions. Since the derivatives purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2016 and 2015.

The Company enters into interest rate swaps to reduce market risks from changes in interest rates. These swaps are used to hedge changes in fair value of certain bond and mortgage investments. The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. Ineffectiveness recognized through net investment income in the years ended December 31, 2016 and 2015 was a $0.5 million gain and a $1.7 million loss, respectively.

The Company entered the synthetic GIC market in 2015. The Company’s synthetic GIC product is fee based and provides a book value guarantee as a fully benefit-responsive investment contract to benefit plan sponsors. The fund assets are owned by the plan sponsor and the fund manager manages the assets within investment guidelines agreed to by the Company. Through the crediting mechanism the Company passes through the investment experience of the fund. At December 31, 2016, the Company had issued synthetic GIC contracts with a total notional amount of $643.1 million. The fair value of associated plan assets was $659.0 million.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Derivatives (continued)

The notional amounts and the fair value of derivatives at December 31 were as follows (in thousands):

	2016		2015		Primary Underlying
	Notional	Fair Value	Notional	Fair Value	Risk Exposure
Options purchased	$8,446,420	$821,182	$7,879,380	$296,534	Equity market
Options written	(7,712,960)	(489,398)	(7,170,320)	(139,507)	Equity market
Swaptions purchased	500,000	1,256	500,000	1,161	Interest rates
Interest rate swaps	597,425	(276)[1]	582,925	(1,481)	Interest rates
Futures purchased	50,375	2,052	103,055	3,727	Equity market
Net fair market value		$334,816		$160,434

1. Interest rates swaps are reflected net of cash margin collateral of $ (3.5) million and $ 1.5 million in 2016 and 2015 respectively in the Consolidated Balance Sheets.

NOTE 6 – REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7.0% on the other modified coinsurance reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Consolidated Statements of Comprehensive Income includes income of $6.2 million, $4.2 million, and $4.2 million for 2016, 2015, and 2014, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included in the Consolidated Statements of Comprehensive Income as a component of increase in policy liabilities expense.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 6 – REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands).

	2016	2015	2014
Insurance premiums:
Direct	$278,300	$284,452	$291,018
Reinsurance assumed	832	1,047	906
Reinsurance ceded	(60,697)	(57,952)	(60,295)
Total insurance premiums	$218,435	$227,547	$231,629

Increase in policy liabilities:
Direct	$(117,055)	$(38,970)	$(94,923)
Reinsurance assumed	-	-	-
Reinsurance ceded	44,791	37,250	43,929
Total increase in policy liabilities	$(72,264)	$(1,720)	$(50,994)

Policy benefits:
Direct	$655,615	$519,441	$577,930
Reinsurance assumed	799	-	351
Reinsurance ceded	(123,343)	(78,545)	(65,610)
Total policy benefits	$533,071	$440,896	$512,671

Policyholders’ dividends:
Direct	$58,511	$64,751	$83,921
Reinsurance ceded	(422)	(462)	(508)
Total policyholders’ dividends	$58,089	$64,289	$83,413

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The Company’s largest reserve credit as of December 31, 2016 and 2015 was with Swiss Re for $103.3 million and $147.1 million, respectively. Total life insurance in force as of December 31, 2016 and 2015 was approximately $104.9 billion and $93.8 billion, respectively.

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset. In 2016, the amortization period for certain indexed annuity products was extended to 30 years to better align with industry standards.

(in thousands)	2016	2015	2014
Balance, beginning of year	$1,295,231	$951,160	$927,742
Acquisition costs deferred during the year	371,790	318,636	313,010
Amortization during the year	(129,733)	(202,049)	(235,482)
Adjustment through other comprehensive income during the year	(25,077)	227,484	(54,110)
Balance, end of year	$1,512,211	$1,295,231	$951,160

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED (continued)

The Company holds present value of future profits of insurance acquired (“PVFP”) attributable to two purchased blocks of insurance; the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996; the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. Amortization of PVFP was $3.1 million, $3.5 million, and $3.9 million for the years ended December 31, 2016, 2015, and 2014, respectively.

Projected amortization of PVFP during the next three years is as follows (in thousands):

Projected
Year	Amortization
2017	2,800
2018	2,600
2019	1,200

NOTE 8 – FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions. The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2010. The Company’s 2010 through 2013 consolidated federal income tax returns are under examination by the IRS.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2016		2015		2014
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$40,680		$12,281		$19,809
Deferred	20,320		29,663		42,057
Total income tax expense	$61,000		$41,944		$61,866

Expected income taxes	$75,974	35.0%	$52,937	35.0%	$72,164	35.0%
Dividends received deduction	(1,799)	(0.8)	(2,156)	(1.4)	(2,478)	(1.2)
Affordable housing tax credit	(25,750)	(11.9)	(20,602)	(13.6)	(16,435)	(8.0)
Corporate owned life insurance	(3,858)	(1.8)	(3,503)	(2.3)	(3,250)	(1.6)
Other, net	3,757	1.8	3,901	2.5	2,652	1.3
Total without amortization	$48,324		$30,577		$52,653
Effective rate without amortization		22.3%		20.2%		25.5%

Affordable housing tax credit amortization	12,676	5.8	11,367	7.5	9,213	4.5
Total income tax expense	$61,000		$41,944		$61,866
Effective federal income tax rate		28.1%		27.7%		30.0%

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 8 – FEDERAL INCOME TAXES (continued)

The Company paid $2.4 million, $0.0 million, and $10.0 million in federal income taxes during 2016, 2015, and 2014, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2016	2015
Balance, beginning of year	$6,160	$7,325
Additions/(reductions) based on tax positions related to current year	(2,576)	(1,165)
Additions/(reductions) based on tax positions related to prior years	6,478	-
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	-	-
Settlements	-	-
Balance, end of year	$10,062	$6,160

Total unrecognized tax benefits were $12.5 million at December 31, 2016, including $2.1 million that would impact net income if recognized. It is reasonably possible that the amount of the Company’s unrecognized tax benefits could change within the next twelve months due to the settlement of outstanding audit issues with the IRS. Accordingly, the Company believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to $10 million within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2016, 2015, and 2014, the Company has recognized approximately $1.1 million in expense, $0.2 million in expense, and $0.3 million in expense, respectively, related to interest and penalties. The Company had approximately $2.1 million and $1.0 million accrued for interest and penalties at December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 8 – FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2016	2015
Deferred income tax assets:
Policy liabilities	$375,829	$308,374
Pension and other employee benefits	74,319	78,014
Loss carryforwards	3,284	5,929
Tax credits	16,933	21,776
Other	11,380	1,874
Total deferred income tax assets	481,745	415,967

Deferred income tax liabilities:
Deferred policy acquisition costs	418,165	350,642
Debt/Equity Securities	40,268	33,882
Other invested assets	4,316	419
Net UCL AFS Debt/Equity Securities	211,914	145,911
PV Future Profits	2,325	3,413
Property and Equipment	36,196	32,241
Total deferred income tax liabilities	713,184	566,508

Total net deferred income tax assets (liabilities)	$(231,439)	$(150,541)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2016 or 2015.

At December 31, 2016, the Company has federal operating loss carryforwards related to the non-life insurance companies of $9.4 million which expire in 2031 and 2035 and tax credit carryforwards of $16.9 million which will begin to expire in 2036.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees, are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. The Company also sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. These pension plans are separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company sponsors other pension plans, including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005, and a noncontributory defined supplemental benefit plan for certain executives. These defined benefit pension plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to employees, agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The Company also sponsors various defined contribution and deferred compensation plans.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Change in benefit obligation:
Benefit obligation, beginning of year	$434,969	$457,918	$349,373	$23,867	$32,086	$26,457
Service cost for benefits earned during the period	9,434	9,541	7,104	229	335	266
Interest cost on benefit obligation	17,856	17,008	16,210	967	1,196	1,220
Plan participants' contributions	-	-	-	1,141	1,067	1,231
Actuarial (gains)/ losses	641	(27,336)	105,524	2,192	(7,689)	6,201
Benefits paid	(31,738)	(22,162)	(20,293)	(2,885)	(3,128)	(3,289)
Benefit obligation, end of year	431,162	434,969	457,918	25,511	23,867	32,086
Change in plan assets:
Plan assets, beginning of year	262,475	266,332	243,897	-	-	-
Actual income on plan assets	20,858	(5,824)	9,073	-	-	-
Employer contributions	33,207	24,129	33,655	1,744	2,061	2,058
Plan participants' contributions	-	-	-	1,141	1,067	1,231
Benefits paid	(31,738)	(22,162)	(20,293)	(2,885)	(3,128)	(3,289)
Plan assets, end of year	284,802	262,475	266,332	-	-	-
Funded Status	$(146,360)	$(172,494)	$(191,586)	$(25,511)	$(23,867)	$(32,086)

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Amounts recognized in the Consolidated Balance Sheets:
Pension and other post-retirement benefit obligations liability	$6,057	$17,198	$19,493	$24,620	$28,271	$30,337
Accumulated other comprehensive income	140,303	155,296	172,093	891	(4,404)	1,749
Net amount recognized	$146,360	$172,494	$191,586	$25,511	$23,867	$32,086
Pension and other post-retirement benefit obligations liability	$(146,360)	$(172,494)	$(191,586)	$(25,511)	$(23,867)	$(32,086)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$140,303	$155,296	$172,093	$1,906	$(374)	$8,793
Net prior service costs (benefits)	-	-	-	(1,015)	(4,030)	(7,044)
	$140,303	$155,296	$172,093	$891	$(4,404)	$1,749

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligations in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2016	2015	2014
Total Accumulated Benefit Obligation	$386,376	$406,842	$419,910
Plans with ABO in excess of plan assets:
ABO	386,376	406,842	419,910
Fair value of plan assets (1)	284,857	262,489	266,369
Plans with PBO in excess of plan assets:
PBO	431,162	434,969	457,918
Fair value of plan assets (1)	284,857	262,489	266,369

(1)	The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Service cost for benefits earned during the period	$9,434	$9,541	$7,104	$229	$335	$266
Interest cost on benefit obligation	17,856	17,008	16,210	967	1,196	1,220
Expected (income) on plan assets	(18,499)	(19,151)	(17,060)	-	-	-
Net amortization of actuarial losses (gains)	13,274	14,315	5,289	(89)	1,478	396
Amortization of prior service costs (benefits) and plan amendments	-	-	-	(3,014)	(3,014)	(3,014)
Net periodic benefit cost (included in operating expenses)	$22,065	$21,713	$11,543	$(1,907)	$(5)	$(1,132)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Net gain (loss)	$1,719	$2,482	$(113,511)	$(2,192)	$7,690	$(6,202)
Prior service (cost) benefit	-	-	-	-	-	-
Amortization of (gain) loss	13,274	14,315	5,289	(89)	1,477	396
Amortization of prior service cost (benefits)	-	-	-	(3,014)	(3,014)	(3,014)
Total recognized in other comprehensive income	$14,993	$16,797	$(108,222)	$(5,295)	$6,153	$(8,820)

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $11.0 million and $1.0 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Discount rate	4.15%	4.20%	3.85%	4.15%	4.20%	3.85%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Discount rate	4.20%	3.85%	4.80%	4.20%	3.85%	4.80%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%
Expected long term return on plan assets	7.00%	7.00%	7.00%

Included in the pension and other post-retirement benefit obligations liability as reported on the Consolidated Balance Sheets are deferred compensation and employee disability liabilities of $29.5 million and $29.3 million as of December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

Assumed health care cost trend rates (HCCTR) at December 31, 2016:

Weighted average health care cost trend rate assumed for next year	7.51%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2025

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $0.8 million and would increase service and interest costs by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $0.8 million and would reduce service and interest costs by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

In 2015, the Company changed the amortization period for two of its plans where all or almost all of the participants are inactive. For these plans, the change in amortization base went from average future service to average future life expectancy in accordance with ASC 715 – Compensation – Retirement Plans. The change in methodology resulted in a decrease or net periodic expense of $1.6 million in 2015.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2016	December 31, 2015
Fixed income	41%	40%
Equities	53%	54%
Group annuity contract and other	6%	6%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income, and 0 – 10% alternative investments when measured at fair value.

The Company’s expected future long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income, the Company’s historical and projected experience, and on long-term projections by investment research organizations.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2016	2015
Equities – unaffiliated	Equity Funds	$150,253	$140,329
	Total equities - unaffiliated	150,253	140,329
Fixed income	Aerospace/Defense	2,396	933
	Banking	2,398	-
	Cable	2,688	-
	Chemicals	2,240	1,619
	Retailers	6,968	1,748
	Energy	1,868	-
	Food and Beverage	6,484	4,915
	Health Care	953	1,007
	Insurance - Health	1,534	973
	Insurance - Property and Casualty	5,622	3,001
	Insurance - Life	2,111	-
	Machine Construction	3,065	1,926
	Manufacturing	4,199	1,989
	Media	2,449	1,899
	Pharmaceuticals	7,205	4,230
	Real Estate Investment Trusts	1,861	-
	Technology	4,591	2,075
	Transportation	4,542	2,189
	Utilities	10,507	-
	Wirelines	1,017	950
	Bond Funds	41,751	75,328
	Total fixed income	116,449	104,782
Partnerships		15,465	12,072
Cash		544	832
Group annuity		1,475	4,196
	Total Investments (1) (2)	$284,186	$262,211

(1)	Includes investments totaling $27,254 in 2016 and $62,365 in 2015 advised by the Company’ subsidiary SAMI.

(2)	The difference to total plan assets of $284,802 for 2016 and $262,475 for 2015 shown in the changes in plan assets are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account, and are included on the hierarchy in Note 4.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The valuation techniques used for the plan assets are:

Common Stock – Common stocks consist of mutual funds that are traded daily and have a net asset value. These securities are categorized as Level 1.

Corporates – Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the fair value hierarchy. Level 1 consists of bond mutual funds that are traded daily and have a readily determinable net asset value.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets as of December 31 is as follows (in thousands):

2016 Fair Value	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Assets
Common Stock	150,253	-	-	-	150,253
Corporates	41,751	75,369	-	-	117,120
Partnerships	-	-	15,465	-	15,465
Cash	544	-	-	-	544
Short term investments	-	-	-	-	-
Group annuity	-	1,475	-	-	1,475
Total Assets	$192,548	$76,844	$15,465	$-	$284,857
Liabilities
Total Liabilities	-	-	-	(55)	(55)
Total Plan Assets	$192,548	$76,844	$15,465	$(55)	$284,802

				Not Presented
2015 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	140,329	-	-	-	140,329
Corporates	75,328	29,732	-	-	105,060
Partnerships	-	-	12,072	-	12,072
Cash	832	-	-	-	832
Short term investments	-	-	-	-	-
Group annuity	-	4,196	-	-	4,196
Total Assets	$216,489	$33,928	$12,072	$-	$262,489
Liabilities
Total Liabilities	-	-	-	(14)	(14)
Total Plan Assets	$216,489	$33,928	$12,072	$(14)	$262,475

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2016 and 2015 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

2016 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$12,072	$287	$3,374	$-	$(268)	$-	$-	$-	$15,465

2015 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$10,909	$(272)	$1,522	$-	$(87)	$-	$-	$-	$12,072

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2016, and in aggregate for the five years thereafter is as follows (in thousands):

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
2017	$26,696	$1,731	$80
2018	24,081	1,735	82
2019	24,619	1,733	85
2020	27,940	1,739	87
2021	26,554	1,743	89
2022-2026	128,910	8,769	454

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2017 into its separately funded defined benefit pension plans is anticipated to be up to $15.0 million.

The Company provides employees with a 401(k) plan. Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee's salary, subject to maximum contribution guidelines. Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Effective January 1, 2016, agency employees became a part of the employee 401(k) plan with the same matching contributions as home office employees.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent's compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent's compensation in excess of the Social Security Taxable Wage Base. In addition, the agent may elect to defer a portion of the agent's compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

For all of the Company’s 401(k) plans, accumulated funds may be invested in a group annuity contract issued by National Life or in mutual funds (several of which are sponsored by the Company’s subsidiary, SAMI). These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 – GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2016. There were no impairments or other reductions recorded in 2016 or 2015.

	December 31, 2016
		(Amounts in millions)
		Accumulated	Carrying
	Gross	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0

NOTE 11 – DEBT

Debt consists of the following (in thousands):

	2016	2015
7.5% Senior Notes:
$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.	$197,909	$197,785

6.5% Senior Notes:
Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company's subsidiary, National Life repurchased $7.0 million of the senior note. Interest paid to the subsidiary is eliminated in consolidation.	67,368	67,333

10.5% Surplus Notes:
Original issue of $200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.	188,333	188,244

Total debt	$453,610	$453,362

Total debt is shown net of debt issuance costs, in accordance with ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.

Interest paid on the 7.5% senior notes was $15.0 million in 2016, 2015, and 2014. Interest paid on the 6.5% senior notes was $4.4 million in 2016, 2015 and 2014. Interest paid on the 10.5% surplus note was $19.5 million in 2016 and $21.0 million in 2015 and 2014.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 11 – DEBT (continued)

Throughout 2015, National Life repurchased $9.7 million of the outstanding 10.5% surplus notes. A loss of $5.4 million was recorded on the repurchase and is included in net realized investment gains (losses). There were no repurchases in 2016.

National Life has a secured asset-based borrowing capacity of $1.5 billion with FHLB Boston. LSW has a secured asset-based borrowing capacity of $4.0 billion with FHLB Dallas. National Life has an outstanding advance with FHLB Boston of $102.1 million, and LSW has an outstanding advance with FHLB Dallas of $1.17 billion. These advances are considered operating leverage and are included in policyholder account liabilities. For additional information on FHLB see Note 2.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation. On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), before the U.S. District Court for the Central District of California and captioned Walker, et al. v. Life Ins. Co. of the Southwest. Plaintiffs asserted claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances. A jury trial on the fraudulent concealment claims was held in April 2014 and resulted in a defense verdict. No liability was found and no damages awarded. In an Order dated April 14, 2015, U.S. District Court Judge James V. Selna found in favor of LSW as to all remaining claims. On May 29, 2015, plaintiffs filed a notice of appeal from the final judgment with the United States Court of Appeals for the Ninth Circuit. Plaintiffs filed their appellate brief in December 2015. LSW filed its answer brief on February 8, 2016. Plaintiffs filed their reply brief on May 23, 2016. Oral argument occurred on February 7, 2017.

The Company currently leases rights to the use of certain data processing hardware from NTT Data (formerly known as Dell Systems Corporation). This agreement was extended through January 31, 2025. The following is a schedule of future minimum lease payments as of December 31, 2016 (in thousands).

Year	Contract Obligation
2017	6,000,000
2018	6,000,000
2019	6,000,000
2020	6,000,000
2021	6,000,000
Thereafter	18,500,000
Total minimum payments	$48,500,000

The Company also has a services contract with NTT Data (formerly Dell). In total, the Company paid $13.4 million, $15.0 million, and $12.9 million for the years ended December 31, 2016, 2015, and 2014, respectively to Dell.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 12 – COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The contract expires January 1, 2020. Total expense paid to NTT was $29.6 million, $25.0 million, and $32.5 million for the years ended December 31, 2016, 2015, and 2014, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

The Company has a multi-year contract with I-Pipeline which expires December 31, 2018. The contract provides new business support through electronic application. The Company paid $2.2 million, $2.3 million, and $2.3 million for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company signed a multi-year contract with Cognizant which expires December 31, 2017. The contract provides application support, web development and QA services. The Company paid $11.4 million, $10.2 million, and $8.1 million for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company’s subsidiary, LSW, is a party to an amended lease agreement with Gaedeke Holdings IX, LLC for its LSW office facilities in Addison, Texas. The expiration date of this agreement is January 31, 2027. Rental expense incurred under this agreement was $1.3 million, $1.3 million, and $0.9 million in 2016, 2015, and 2014, respectively.

The following is a schedule of future minimum rental payments pursuant to the amended lease as described above:

Year	Contract Obligation
2017	1,558
2018	1,578
2019	1,730
2020	1,808
2021	1,846
Thereafter	8,831
Total minimum payments	$17,351

Unfunded Commitments – The Company had unfunded mortgage loan, partnership, and private placement commitments of $25.0 million, $360.3 million, and $34.3 million respectively, at December 31, 2016. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. In 2016 and 2015, the Company recorded a policyholder dividend obligation of $7.2 million and $11.3 million respectively. Similarly, unrealized gains on Closed Block investments may increase the policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $111.4 million, $113.0 million, and $202.4 million at December 31, 2016, 2015 and 2014, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation at December 31, 2016 and 2015 was $118.6 million and $124.3 million, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015 and 2014 is as follows (in thousands):

	2016	2015
Liabilities:
Policy liabilities and accruals	$3,250,822	$3,387,243
Other liabilities	40	177
Total liabilities	$3,250,862	$3,387,420

Assets:
Cash	$2,798	$7,826
Short term investments	4,495	15,000
Available-for-sale debt and equity securities	2,387,284	2,443,863
Mortgage loans	178,699	205,530
Policy loans	392,177	403,474
Accrued investment income	32,474	33,821
Premiums and fees receivable	6,257	6,774
Other assets	36,445	52,093
Total assets	$3,040,629	$3,168,381

Excess of reported liabilities over assets	$210,233	$219,039
Closed Block accumulated other comprehensive loss	-	-
Unrealized loss and liabilities	$210,233	$219,039

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

	2016	2015	2014
Revenues:
Insurance premiums and other income	$103,650	$116,480	$125,453
Net investment income	139,319	147,947	153,618
Net realized investment gain (loss)	6,459	93	22,086

Total revenues	$249,428	$264,520	$301,157

Benefits and Expenses:
Decrease in policy liabilities	(135,109)	(60,593)	(102,746)
Policy benefits	310,547	243,208	295,728
Policyholders' dividends and dividend obligations	47,124	53,619	72,535
Interest credited to policyholder account liabilities	7,575	7,659	8,006
Operating expenses	4,694	5,264	5,696
Commission expenses	1,049	1,177	1,286

Total benefits and expenses	$235,880	$250,334	$280,505

Pre-tax results of operations	13,548	14,186	20,652

Income taxes	4,742	4,966	7,236

Closed Block results of operations	$8,806	$9,220	$13,416
Other comprehensive income:
Unrealized loss	-	-	-
Total Closed Block comprehensive income	$8,806	$9,220	$13,416

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year	219,039	228,259	241,675
Closed Block comprehensive income	8,806	9,220	13,416
End of year	$210,233	$219,039	$228,259

Amortized cost of bonds held by the Closed Block at December 31, 2016 and 2015 were $2.2 billion and $2.3 billion, respectively.

Participating insurance in force within the Closed Block at December 31, 2016 and 2015 was $6.2 billion and $6.6 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 14 – STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont (National Life, Catamount Reinsurance Company, and Longhorn Reinsurance Company) and Texas (LSW), prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. National Life and LSW do not have any permitted practices. Catamount and Longhorn have permitted practices approved by the State of Vermont.

Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose. Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings.

Catamount Reinsurance Company commenced business on August 5, 2015 as a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with National Life to reinsure the majority of in force Closed Block policies. All outstanding shares of the Company’s common stock are directly owned by NLVF.

Longhorn Reinsurance Company commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont. Longhorn entered into a coinsurance with funds withheld agreement with LSW to reinsure certain indexed universal life insurance policies issued by LSW from January 1, 2011 through December 31, 2015. All outstanding shares of Longhorn's common stock are directly owned by National Life. Longhorn's use of permitted practices has no impact on National Life's surplus.

LSW paid no dividends to National Life in 2016 or 2015. In 2014, LSW paid an ordinary dividend to National Life of $30 million. National Life paid no dividends to NLVF in 2016, 2015, or 2014. For U.S. GAAP, the dividends were eliminated in consolidation. Dividends declared by National Life in excess of the greater of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

In 2016, National Life’s ownership of Catamount Reinsurance Company was transferred to its parent, NLV Financial Corporation. In 2015, there was a capital contribution of $18 million from NLVF to National Life. There was a subsequent capital contribution of $18 million from National Life to LSW.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1.93 billion (unaudited) and $1.78 billion at December 31, 2016 and 2015, respectively. Statutory net income was $(51.1) million (unaudited), $12.0 million, and $19.1 million in 2016, 2015, and 2014, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 14 – STATUTORY INFORMATION AND RESTRICTIONS (continued)

Pursuant to certain statutory requirements, as of December 31, 2016, National Life and LSW had securities on deposit with a statutory carrying value of $2.8 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 – PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 25.0% and 27.5% of the face value of total insurance in force at December 31, 2016 and 2015, respectively. The premiums on participating life insurance policies were 13.8%, 16.1%, and 18.2% of total individual life insurance premiums in 2016, 2015, and 2014, respectively.

PART C - OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)		Financial Statements
	(1)	Financial statements and schedule included in the Prospectus
	(2)	Financial statements and schedule included in Statement of Additional Information
(b)		Exhibits
	(1)	Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant.(1)
	(2)	Not Applicable
	(3)(a)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (12)
	(3)(b)	Form of Selling Agreement (12)
	(4)(a)	The form of the variable annuity contract (2)
	(4)(b)	Enhanced Death Benefit Rider (13)
	(4)(c)	Guaranteed Account Endorsement (13)
	(4)(d)	Accelerated Benefits Rider - Covered Chronic Illness (6)
	(4)(e)	Accelerated Benefits Rider - Terminal Illness (6)
	(4)(f)	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
	(4)(g)	Limited Power of Attorney (9)
	(4)(h)	Roth IRA Endorsement (13)
	(4)(i)	SIMPLE IRA Endorsement (13)
	(4)(j)	IRA Endorsement (13)
	(4)(k)	TDA Endorsement (13)
	(4)(l)	Endorsement to the Payment Options (13)
	(4)(m)	Loan Endorsement (13)
	(4)(n)	Endorsement to the Limit on Transfers Provision (13)
	(4)(o)	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT (14)
	(4)(p)	SAVA-5 Endorsement (27)
	(5)	Variable Annuity Application (13)
	(5)(a)	9212 Application (14)
	(5)(b)	SAVA-5 Application (27)
	(6)	Articles of Incorporation and By-Laws of Depositor (12)
	(7)	Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
(8)(a)

Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)

1.    Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)

2.    Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company (15)

3.    Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company

4.    Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (14)

5.    Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (15)

(8)(b)

Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4)

1.    Shareholder Services Agreement between American Century Investment Services, Inc., American Century Services, LLC and National Life Insurance Company dated April 1, 2016. (27)

2.    Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (14)

(8)(c)

Participation agreement among National Life Insurance Company, Equity Services , Inc. and ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of September 2, 2008 (20)

1.    Amendment No. 2 dated April 1, 2016 to the Participation Agreement (27)

2.    Letter of Service Agreement between AllianceBernstein Investments, Inc. and National Life Insurance Company dated April 1, 2016. (27)

(8)(d)

Participation Agreement between National Life Insurance Company, American Funds

Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series dated April 11, 2016 (27)

1.    Rule 22c-2 Agreement between National Life Insurance Company and American Funds Service Company dated April 11, 2016 (27)

2.    Business Agreement between National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series dated April 11, 2016 (27)

(8)(e)

Participation Agreement between National Life Insurance Company, Blackrock Variable Series Fund, Inc. and BlackRock Investments, LLC dated May 1, 2016 (27)

1.    Distribution Sub- Agreement between BlackRock Variable Series, Fund, Inc. and National Life Insurance Company dated May 1, 2016 (27)

2.    Administrative Services Agreement between National Life Insurance Company and BlackRock Advisors, LLC (27)

(8)(f)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5)

1.    Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)

2.    Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)

3.    Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance Co. and Dreyfus Corporation (15)

(8)(g)

Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)

1.    Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)

2.    Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and Deutsche Asset Management, Inc. (15)

(8)(h)

Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)

1.    Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)

2.    Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (14)

3.    Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (15)

4.    Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (15)

(8)(i)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)

1.    Amendment to Participation Agreement dated June 1, 2007 (16)

2.    Amendment to the Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)

3.    Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (24)

4.    Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (27)

5.    Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (14)

6.    Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (15)

7.    Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (20)

8.    Amendment Number 2 to the Administrative Services Agreement dated April 1, 2016

9.    Amendment Number 5 to the Participation Agreement dated April 1, 2016

(8)(j)

Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and National Life Insurance Company dated April 7, 2016 (27)

1.    Amendment Number 1 to the Participation Agreement dated April 7, 2016 (27)

2.    Service Class Services Agreement between Goldman, Sachs and Co. and Equity Services, Inc. dated April 7, 2016 (27)

3. Shareholder Information Agreement (22c-2) between Goldman, Sachs and Co and National Life Insurance Company dated April 7, 2016 927)
(8)(k)

Participation Agreement - Invesco Variable Insurance Funds, Invesco Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (11)

1.    Amendment to the Participation Agreement between Invesco Variable Insurance Funds, Invesco Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (25)

2.    Rule 22c-2 Agreement among Invesco Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007 (14)

3.    Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (15)

4.    Distribution Services Agreement between National Life Insurance Company and Invesco Distributors, Inc. dated April 1, 2016 (27)

(8)(l)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (22)

1.    Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc. dated April 24, 2009 (22)

(8)(m)

Form of Participation Agreement between National Life Insurance Company and Neuberger Berman Advisers Managers Trust (4)

1.    Form of Amendment to Participation Agreement (10)

2.    Amendment to Participation Agreement dated June 23, 2008 (20)

3.    Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (14)

4.    Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (15)

5.    Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (21)

(8)(n)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008 (20)
(8)(o)

Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (7)

1.    Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (22)

(8)(p)

Participation Agreement - National Life Insurance Company, T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (10)

1.    Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (19)

2.    Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (14)

3.    Administration Services Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (15)

4.    Amendment to Participation Agreement dated March 1, 2016

(8)(q)

Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)

1.    Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)

2.    Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (20)

3.    Amendment No. 1 to the Participation Agreement dated April 1, 2016

4.    Amendment No. 1 to the Services Agreement dated April 1, 2016 (27)

(8)(r)

Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (12)

1.    First Amendment to Participation Agreement dated July 16, 2010 (27)

2.    Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006 (14)

(8)(s)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (16)
(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP
(11)	Not Applicable.
(12)	Not Applicable.
(13)	Powers of Attorney (28)

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed March 12, 1996.
(4)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed April 16, 1998.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2001.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.
(7)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 28, 2003.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2006.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June 25, 2007.
(16)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May 1, 2008.
(17)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
(18)	Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.
(19)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(20)	Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.
(21)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008

(22)	Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.
(23)	Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.
(24)	Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.
(25)	Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 20, 2011.
(26)	Incorporated herein by reference to the Post Effective Amendment No. 7 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2015.
(27)	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed April 30, 2016.
(28)	Incorporated herein by reference to the Post Effective Amendment No. 9 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2017.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor

Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Carol A. Carlson	Director
One National Life Drive
Montpelier, VT 05604

Thomas H. Brownell	Executive Vice President & Chief Investment Officer
Robert E. Cotton	Executive Vice President, Chief Financial Officer & Treasurer
Thomas Anfuso	Senior Vice President & Chief Information Officer
Ataollah Azarshahi	Senior Vice President
Jason Doiron	Senior Vice President & Chief Investment Officer
David Longfritz	Senior Vice President
Eric Sandberg	Senior Vice President, Chief Actuary, Chief Risk Officer
Achim Schwetlick	Senior Vice President
William D. Whitsell	Senior Vice President
Sean N. Woodroffe	Senior Vice President, Chief People Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Pamela Blalock	Vice President
Matthew L. DeSantos	Vice President
Scott W. Edblom	Vice President
Alfred J. Foice, Jr.	Vice President
Michael Craig Fowler	Vice President
Matthew C. Frazee	Vice President
Christopher L Graff	Vice President
Paul G. Greene	Vice President & Chief Underwriter
Joyce B. LaRosa	Vice President
Elizabeth H. MacGowan	Vice President & Chief Product Officer
Gregory M. Mateja	Vice President
Angela McCraw	Vice President
Eric Plasse	Vice President
Louis D. Puglisi	Vice President
Alexei Serov	Vice President & Chief Technology Officer
Catherine Shires	Vice President & Illustration Actuary
David B. Soccodato	Vice President & Tax Officer
Kerry A. Jung	Assistant General Counsel & Secretary
Robert S. Burke	Assistant General Counsel
Barbara B. Fitch	Chief Compliance Officer & AML Compliance Officer
Gregory D. Teese	Chief Compliance Officer - Separate Accounts
Michael H. Crawford	Appointed Actuary
Michael B. Richardson	Illustration Officer
Gregory D. Teese	Chief Compliance Officer - Separate Accounts
Robert J. Lewton	Deputy Chief Compliance Officer - Separate Accounts
Michele Granitz	HIPAA Privacy Officer-Plans
Michele K. Dungworth	HIPAA Privacy Officer – LTC
Catherine C. Fisk	Assistant Secretary
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont Corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 27.	Number of Contract Owners.

As of April 28, 2017, there are [ ] contracts are in force.

Item 28.	Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 29.	Principal Underwriter

(a)	Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account.

(b)	The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Robert E. Cotton	Director
Pamela Blalock	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President & Chief Compliance Officer
Timothy V. Ryder	Senior Vice President
Jeffrey Wood	Senior Vice President
Eric Kucinskas	Vice President & Treasurer
Heather L. Lyon	Vice President
Thomas C. Longfellow	Vice President, Investment Adviser Compliance

Dan Randall	Vice President
Frances Tierno	Vice President
Scott Solod	Deputy Chief Compliance Officer
Andrew Speirs	Chief Information Security Officer
Ian A. McKenny	Senior Counsel & Secretary
Catherine C. Fisk	Assistant Secretary
Kerry A. Jung	Assistant Secretary
David B. Soccodato	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	$1,251,731	-0-	$1,251,731	-0-

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)     Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

(b)     Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)     Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

(d)     Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

(e)     National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2017

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

		By:	NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ Kerry A. Jung		By:	/s/ Mehran Assadi
	Kerry A. Jung			Mehran Assadi
	Secretary			President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung		By:	/s/ Mehran Assadi
	Kerry A. Jung			Mehran Assadi
	Secretary			President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2017

/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2017

Thomas H. MacLeay*	Director	May 1, 2017
Bruce Lisman*	Director	May 1, 2017
David R. Coates*	Director	May 1, 2017
V. Louise McCarren*	Director	May 1, 2017
Roger B. Porter*	Director	May 1, 2017
Harris Simmons*	Director	May 1, 2017
Carol Carlson*	Director	May 1, 2017
James H. Douglas*

* Mehran Assadi signs this document pursuant to the power of attorney filed with post effective amendment No. 9 to the form N-6 for the National Variable Life Insurance Account (Investor Select File No. 333-151535).

/s/ Mehran Assadi
Mehran Assadi

Exhibits

(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP